UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07755

Nuveen Multistate Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Jessica R. Droeger

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated February 28, 2007	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen California Insured Municipal Bond Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that during the period covered by this report your Fund provided tax-free income and solid performance from a carefully selected portfolio of municipal bonds. Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report.

Every spring, as we pay our income taxes, we get a reminder of the value that a tax-free mutual fund can provide. But the potential benefits don’t stop there. A Nuveen municipal bond fund can offer more than just tax-free income – it also can provide portfolio diversification that can lead to reduced overall investment risk. To learn more about these potential benefits, we encourage you to consult a trusted financial advisor. He or she should be able to help you craft a portfolio designed to perform well through a variety of market conditions.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy – just follow the step-by-step instructions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

April 16, 2007

“A Nuveen municipal bond fund can offer more than just tax-free income – it also can provide portfolio diversification that can lead to reduced overall investment risk.”

Annual Report    Page 1

Portfolio Managers’ Comments

Nuveen California High Yield Municipal Bond Fund,

Nuveen California Municipal Bond Fund, and

Nuveen California Insured Municipal Bond Fund

Portfolio managers John Miller and Scott Romans discuss the general market and economic conditions affecting these Funds, as well as key investment strategies and the Funds’ performance during this period. John, who has 13 years of investment experience with Nuveen Investments, has managed the Nuveen California High Yield Municipal Bond Fund since its inception in March 2006. Scott, who has 7 years of investment experience, has managed the Nuveen California Municipal Bond Fund since 2003 and the Nuveen California Insured Municipal Bond Fund since 2005.

What factors had the greatest influence on the U.S. economy and the national and California municipal market during the 12-month period ended February 28, 2007?

Over this time frame, the U.S. economy continued to expand but finished the period growing more slowly than at its start. During the first quarter of 2006, U.S. gross domestic product (GDP) rose by a robust annual rate of 5.6 percent, but slowed to an annualized 2.6 percent during the second quarter. Third- and fourth-quarter annualized GDP growth was 2.0 and 2.2 percent, respectively.

Among the factors slowing the economy were higher energy costs, a weakening housing market, and, during the first half of this reporting period, rising short-term interest rates. As this reporting period began in March 2006, the benchmark federal funds rate stood at 4.50 percent. By late June, it was 5.25 percent, and it remained at that level until the end of the reporting period.

The performance of the municipal bond market roughly corresponded to the changes in short-term interest rates. From the start of the reporting period through the end of the second quarter of 2006, municipal bonds experienced a difficult environment, with their yields rising and prices falling (bond yields and prices move in opposite directions). By the third quarter of 2006, longer-term municipal bonds began to perform better and the municipal yield curve began to flatten as long-term yields fell while short-term yields stayed high in line with the higher fed funds rate.

Another noteworthy trend of the period was the continued strong performance of lower-rated bonds as investors sought the higher yields often associated with these securities. As a result, sectors characterized by a significant number of lower- and non-rated bonds generally performed well.

About $387 billion of new municipal debt was issued nationally in 2006 – a 5.3 percent decrease compared to in 2005 but still the second-highest annual total in history. Much of the year’s issuance came during the fourth quarter, as falling long-term rates and historically low yields provided a favorable backdrop for new offerings. California municipal issuance was approximately $48 billion in 2006, representing a decline of about 16 percent compared to the prior year’s supply.

California’s economy remained relatively diverse, with international trade, technology production, tourism, finance, defense and construction serving as key drivers. California’s $1.6 trillion economy represents 17 percent of U.S. GDP, and on a stand alone basis would be the seventh largest in the world according to the International Monetary Fund. Unemployment in the state stood at 4.8 percent in January 2007, below the 5.1 percent jobless rate of the previous year but slightly higher than the 4.6 percent national average. As of February 28, 2007, California’s general obligation debt was rated A1 with a stable outlook by Moody’s and A+ with a stable outlook by Standard & Poor’s.

How did the Funds perform during the past 12 months?

The nearby chart provides total return performance information for the three Funds and compares that performance with their corresponding Lipper peer fund category average and the appropriate national Lehman Brothers index. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

Annual Report    Page 2

Class A Shares—

Cumulative Total Returns as of 2/28/07

Since Inception 3/28/06
Nuveen California High Yield Municipal Bond Fund
A Shares at NAV	8.19%
A Shares at Offer	3.63%
Lipper California Municipal Debt Funds Category Average[1]	5.34%
Lehman Brothers High-Yield Municipal Bond Index[2]	11.46%

Class A Shares—

Average Annual Total Returns as of 2/28/07

	1-Year	5-Year	10-Year
Nuveen California Municipal Bond Fund
A Shares at NAV	4.88%	5.18%	5.02%
A Shares at Offer	0.45%	4.28%	4.58%
Lipper California Municipal Debt Funds Category Average[3]	4.56%	4.68%	5.16%
Lehman Brothers Municipal Bond Index[2]	4.96%	5.14%	5.75%
Nuveen California Insured Municipal Bond Fund
A Shares at NAV	4.33%	4.58%	5.06%
A Shares at Offer	-0.08%	3.69%	4.61%
Lipper California Insured Municipal Debt Funds Category Average[4]	4.07%	4.31%	4.93%
Lehman Brothers Municipal Bond Index[2]	4.96%	5.14%	5.75%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

the general municipal market, we also think that closely comparing the results of state Funds with a national index provides an incomplete picture, because most of the national index’s results come from out-of-state bonds. In addition, most out-of-state bonds do not benefit from the state tax exemption afforded to California bonds for California taxpayers.

Between March 28, 2006 – the inception date of the Nuveen California High Yield Municipal Bond Fund – and February 28, 2007, the Fund’s Class A shares at net asset value generated a total return of 8.19%. In comparison, the Lehman Brothers High-Yield Municipal Bond Index returned 11.46%, while the Fund’s Lipper peer group category average return was 5.34% during the same time frame. Because high yield municipal bond investments often require years to realize their full value, we believe it is too early to draw meaningful conclusions about the Fund’s relative performance over its first 11 months. We were pleased that most of the bonds we purchased performed well over the period and we did not encounter any significant credit problems with any of our holdings. Many of the longer-maturity bonds in the portfolio have at least 10 years of call protection, and these bonds generally showed strong returns during this period. Two particularly strong individual performers included our position in Puerto Rico Ports Authority revenue bonds for American Airlines, which were helped by the airline’s improved financial performance, and our holdings in Golden State tobacco securitization bonds, which investors bid up in anticipation of an advance refunding.

During this 12-month reporting period, the Class A shares of the Nuveen California Municipal Bond Fund outperformed their Lipper peer group category average and very modestly trailed the national Lehman Brothers index. Overall, our yield curve positioning helped the Fund’s performance. In particular, the portfolio was relatively underweighted in weaker-performing shorter-maturity bonds and somewhat overweighted in stronger-performing, longer-maturity bonds. An even greater impact came from our allocation to lower- and non-rated bonds, which generally performed very well over this period. In fact, many of our best-performing individual holdings were lower- and non-rated issues in the tobacco, toll road, higher education and health care sectors. Although there were relatively few negative influences on performance during the period, the portfolio did hold some bonds that previously had been advance refunded or priced to 2009 or 2010

1	The Lipper California Municipal Debt Fund category average represents the average cumulative total return for all reporting California funds for the period from the Nuveen Fund’s inception through February 28, 2007. There were 116 funds in this average. The average return accounts for the effects of management fees and assumes reinvestment of dividends, but does not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

3	The Lipper California Municipal Debt Fund category average represents average annual total returns for all reporting California funds for the 1-year, 5-year and 10-year periods ended February 28, 2007. These averages contained 116, 95 and 68 funds, respectively. The average returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

4	The Lipper California Insured Municipal Debt Fund category average represents average annual total returns for all reporting California funds for the 1-year, 5-year and 10-year periods ended February 28, 2007. These averages contained 20, 19 and 17 funds, respectively. The average returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

Annual Report    Page 3

call dates. As noted, these bonds with shorter effective maturities did not perform as well as their longer-maturity counterparts over this period.

The Class A shares of the Nuveen California Insured Municipal Bond Fund outperformed their Lipper peer group but lagged the national Lehman Brothers index. Individual bond selection had the greatest positive impact on performance, with many of our longest-maturity holdings contributing the most. Our position in non-callable zero-coupon Paramount tax allocation bonds, maturing in 2026, was by far the portfolio’s best performers over this time frame. We also benefited when several of our holdings were advance refunded and experienced significant price appreciation. As in the uninsured Fund, most of the relatively weaker performers had shorter effective maturities.

What strategies were used to manage the Funds?

For the Nuveen California High Yield Municipal Bond Fund, we were able to accomplish our initial goal of getting the portfolio fully invested. We found attractive opportunities in a wide variety of areas – including charter schools, hospitals, multi-family housing and industrial development districts. We looked for securities that were essential to the communities they serve, and therefore likely to benefit from the state’s continued population growth. We also purchased bonds issued within special taxing districts, which are quite common in California, although we were careful to limit our exposure to these types of bonds to remain sufficiently diversified geographically and by sector.

We continued to carefully manage the durations, or price sensitivity to interest rate movements, of the Nuveen California Municipal Bond Fund and the Nuveen California Insured Municipal Bond Fund. In the uninsured Fund, we sought premium-coupon bonds (those with prices above their par values) that had maturities of 15 to 25 years. We believed these represented the best-valued part of the municipal yield curve. In the insured Fund, we also favored intermediate-term bonds, though our primary emphasis was on purchasing slightly longer maturities as we sought to extend this portfolio’s duration to keep it more in line with our target level. In both Funds, we sold shorter-duration bonds to better manage the portfolios’ future call and maturity exposure.

We added new inverse floating rate securities (inverse floaters) to both Funds, which tended to lengthen the durations of both Funds. In the uninsured Fund, we replaced some inverse floaters that had been originally added to the portfolio in 2003 and were not performing as well as in past years. We believed these new inverse floaters offered better performance and income potential as some of the portfolio’s higher-coupon bonds matured or were called from the portfolio.

In the uninsured Fund, we added a number of new lower-rated bonds that we believed were attractively valued. These purchases came from a variety of sectors and included airport, higher education, health care, and industrial development revenue bonds. We also took advantage of periodic opportunities to make relative value trades, replacing certain bonds with others offering similar risk characteristics but, in our view, better future appreciation potential. We also found a handful of good buying opportunities among AAA- and AA-rated single family housing bonds, which we believed offered attractive levels of income with minimal credit risk.

While the vast majority of the insured Fund’s holdings were AAA-rated, we did invest a small portion of the portfolio in uninsured debt. During the period, we took advantage of what we felt was an attractive buying opportunity by adding a new A-rated health care position with a 2033 maturity date. We had been following this issue very carefully and believed it offered strong credit quality and better upside potential than other comparable health care bonds.

Dividend Information

In February 2007, the dividend of the insured Fund was reduced by $0.001 per class. The other two Funds experienced no dividend changes during this reporting period. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2007, all three Funds had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes.

Annual Report    Page 4

Nuveen California High Yield Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen California Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen California Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

‘

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 5

Fund Spotlight as of 2/28/07 Nuveen California High Yield Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.43	$10.42	$10.42	$10.43
Latest Monthly Dividend[1]	$0.0375	$0.0310	$0.0325	$0.0390
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Returns as of 2/28/07

A Shares	NAV	Offer
Since Inception	8.19%	3.63%

B Shares	w/o CDSC	w/CDSC
Since Inception	7.40%	2.40%

C Shares	NAV	w/CDSC
Since Inception	7.56%	6.56%

R Shares	NAV
Since Inception	8.35%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.31%	4.13%
SEC 30-Day Yield[3]	4.86%	4.65%
Taxable-Equivalent Yield[3,4]	7.44%	7.12%

B Shares	NAV
Dividend Yield[2]	3.57%
SEC 30-Day Yield	3.91%
Taxable-Equivalent Yield[4]	5.99%

C Shares	NAV
Dividend Yield[2]	3.74%
SEC 30-Day Yield	4.25%
Taxable-Equivalent Yield[4]	6.51%

R Shares	NAV
Dividend Yield[2]	4.49%
SEC 30-Day Yield	5.00%
Taxable-Equivalent Yield[4]	7.66%

Cumulative Total Returns as of 3/31/07

A Shares	NAV	Offer
Since Inception	7.27%	2.78%

B Shares	w/o CDSC	w/CDSC
Since Inception	6.43%	2.47%

C Shares	NAV	w/CDSC
Since Inception	6.70%	6.70%

R Shares	NAV
Since Inception	7.54%

Portfolio Statistics
Net Assets ($000)	$17,778
Average Effective Maturity on Securities (Years)	26.62
Average Duration	8.15

1	Paid March 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

Annual Report    Page 6

Fund Spotlight as of 2/28/07 Nuveen California High Yield Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/Limited	70.9%
Education and Civic Organizations	9.4%
Health Care	5.6%
Housing/Multifamily	5.2%
Other	8.9%
1	As a percentage of total investments as of February 28, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/07)	$1,041.00	$1,037.10	$1,038.00	$1,041.90	$1,016.83	$1,013.06	$1,014.00	$1,017.82
Expenses Incurred During Period	$8.13	$11.95	$11.00	$7.12	$8.03	$11.81	$10.87	$7.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.61%, 2.37%, 2.18%, and 1.41% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 7

Fund Spotlight as of 2/28/07 Nuveen California Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.50	$10.49	$10.47	$10.49
Latest Monthly Dividend[1]	$0.0355	$0.0290	$0.0310	$0.0375
Inception Date	9/07/94	3/07/97	9/19/94	7/01/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/07

A Shares	NAV	Offer
1-Year	4.88%	0.45%
5-Year	5.18%	4.28%
10-Year	5.02%	4.58%

B Shares	w/o CDSC	w/CDSC
1-Year	4.10%	0.10%
5-Year	4.40%	4.23%
10-Year	4.40%	4.40%

C Shares	NAV
1-Year	4.25%
5-Year	4.58%
10-Year	4.44%

R Shares	NAV
1-Year	5.03%
5-Year	5.38%
10-Year	5.22%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	4.06%	3.89%
SEC 30-Day Yield[3]	3.57%	3.42%
Taxable-Equivalent Yield[3,4]	5.47%	5.24%

B Shares	NAV
Dividend Yield[2]	3.32%
SEC 30-Day Yield	2.83%
Taxable-Equivalent Yield[4]	4.33%

C Shares	NAV
Dividend Yield[2]	3.55%
SEC 30-Day Yield	3.03%
Taxable-Equivalent Yield[4]	4.64%

R Shares	NAV
Dividend Yield[2]	4.29%
SEC 30-Day Yield	3.77%
Taxable-Equivalent Yield[4]	5.77%

Average Annual Total Returns as of 3/31/07

A Shares	NAV	Offer
1-Year	5.29%	0.89%
5-Year	5.42%	4.52%
10-Year	5.11%	4.66%

B Shares	w/o CDSC	w/CDSC
1-Year	4.51%	0.51%
5-Year	4.64%	4.47%
10-Year	4.48%	4.48%

C Shares	NAV
1-Year	4.65%
5-Year	4.84%
10-Year	4.53%

R Shares	NAV
1-Year	5.53%
5-Year	5.62%
10-Year	5.32%

Portfolio Statistics
Net Assets ($000)	$291,908
Average Effective Maturity on Securities (Years)	17.71
Average Duration	5.71

1	Paid March 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

Annual Report    Page 8

Fund Spotlight as of 2/28/07 Nuveen California Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/Limited	25.1%
Tax Obligation/General	22.9%
U.S. Guaranteed	11.7%
Utilities	9.0%
Health Care	6.7%
Transportation	6.4%
Water and Sewer	5.0%
Other	13.2%
1	As a percentage of total investments as of February 28, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/07)	$1,030.30	$1,026.50	$1,026.80	$1,031.50	$1,019.02	$1,015.31	$1,016.30	$1,020.02
Expenses Incurred During Period	$5.86	$9.61	$8.61	$4.85	$5.82	$9.56	$8.57	$4.83

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 1.71%, and ..96% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 9

Fund Spotlight as of 2/28/07 Nuveen California Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.84	$10.86	$10.79	$10.85
Latest Monthly Dividend[1]	$0.0355	$0.0285	$0.0300	$0.0370
Latest Capital Gain Distribution[2]	$0.0511	$0.0511	$0.0511	$0.0511
Inception Date	9/07/94	3/07/97	9/13/94	7/01/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/07

A Shares	NAV	Offer
1-Year	4.33%	-0.08%
5-Year	4.58%	3.69%
10-Year	5.06%	4.61%

B Shares	w/o CDSC	w/CDSC
1-Year	3.52%	-0.47%
5-Year	3.78%	3.61%
10-Year	4.43%	4.43%

C Shares	NAV
1-Year	3.81%
5-Year	4.00%
10-Year	4.48%

R Shares	NAV
1-Year	4.60%
5-Year	4.79%
10-Year	5.26%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	3.93%	3.76%
SEC 30-Day Yield[4]	3.33%	3.19%
Taxable-Equivalent Yield[4,5]	5.10%	4.89%

B Shares	NAV
Dividend Yield[3]	3.15%
SEC 30-Day Yield	2.59%
Taxable-Equivalent Yield[5]	3.97%

C Shares	NAV
Dividend Yield[3]	3.34%
SEC 30-Day Yield	2.78%
Taxable-Equivalent Yield[5]	4.26%

R Shares	NAV
Dividend Yield[3]	4.09%
SEC 30-Day Yield	3.53%
Taxable-Equivalent Yield[5]	5.41%

Average Annual Total Returns as of 3/31/07

A Shares	NAV	Offer
1-Year	4.71%	0.32%
5-Year	5.02%	4.11%
10-Year	5.18%	4.73%

B Shares	w/o CDSC	w/CDSC
1-Year	3.89%	-0.11%
5-Year	4.21%	4.04%
10-Year	4.55%	4.55%

C Shares	NAV
1-Year	4.19%
5-Year	4.43%
10-Year	4.60%

R Shares	NAV
1-Year	4.88%
5-Year	5.21%
10-Year	5.39%

Portfolio Statistics
Net Assets ($000)	$244,964
Average Effective Maturity on Securities (Years)	17.75
Average Duration	5.27

1	Paid March 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2007.
2	Paid December 1, 2006. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 34.7%.

Annual Report    Page 10

Fund Spotlight as of as of 2/28/07 Nuveen California Insured Municipal Bond Fund

Bond Credit Quality1

The Fund features a portfolio of primarily investment-grade, long-term municipal investments. These investments are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Industries1

Tax Obligation/Limited	19.9%
Tax Obligation/General	19.5%
U.S. Guaranteed	19.5%
Transportation	9.7%
Water and Sewer	6.6%
Utilities	6.2%
Health Care	5.2%
Education and Civic Organizations	5.0%
Other	8.4%
1	As a percentage of total investments as of February 28, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/07)	$1,027.90	$1,023.90	$1,024.90	$1,028.70	$1,020.38	$1,016.62	$1,017.66	$1,021.50
Expenses Incurred During Period	$4.47	$8.28	$7.23	$3.34	$4.45	$8.25	$7.20	$3.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.65%, 1.44% and ..67% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 11

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Discretionary – 3.2%

$135	California Pollution Control Financing Authority, Revenue Bonds, General Motors Corporation, Series 1984, 5.500%, 4/01/08	4/07 at 100.00	B–	$134,991

420	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project Revenue Bonds, Series 2006A, 5.625%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	426,733
555	Total Consumer Discretionary			561,724
	Consumer Staples – 1.7%

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1:
60	6.750%, 6/01/39	6/13 at 100.00	BBB	68,818
10	6.250%, 6/01/33	6/13 at 100.00	BBB	11,206
15	6.625%, 6/01/40	6/13 at 100.00	BBB	17,102

	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A:
50	5.000%, 6/01/37	6/14 at 100.00	BBB	50,772
150	5.125%, 6/01/46	6/14 at 100.00	BBB	153,270
285	Total Consumer Staples			301,168
	Education and Civic Organizations – 12.1%

65	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	67,514

75	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	78,900

100	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/36	11/15 at 100.00	A2	105,649

100	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	104,810

200	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006, 5.000%, 11/01/29	11/16 at 100.00	N/R	201,742

400	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	403,640

125	California Statewide Community Development Authority, Revenue Bonds, Thomas Jefferson School of Law, Series 2005A, 4.875%, 10/01/35	10/15 at 100.00	BBB–	129,476

100	California Statewide Community Development Authority, Revenue Bonds, Viewpoint School, Series 2004, 5.000%, 10/01/28 – ACA Insured	10/14 at 100.00	A	104,819

200	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	201,448

110	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Franklin Phonetic Charter School, Series 2006, 5.750%, 7/01/36	7/16 at 100.00	N/R	111,778

100	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.375%, 6/01/36	6/16 at 100.00	N/R	105,677

65	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006, 6.000%, 6/01/36	6/16 at 100.00	BB	66,970

400	Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	404,032

60	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006, 5.000%, 9/01/34	9/15 at 102.00	Baa3	63,106
2,100	Total Education and Civic Organizations			2,149,561

12

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care – 7.2%

$50	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	$51,529

265	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15	5/07 at 100.00	BB	265,101

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
100	5.250%, 7/01/24	7/15 at 100.00	BBB+	106,414
15	5.250%, 7/01/35	7/15 at 100.00	BBB+	15,844
50	5.000%, 7/01/39	7/15 at 100.00	BBB+	51,527

150	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	156,804

200	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2005A, 5.000%, 11/15/43	11/15 at 100.00	AA–	210,458

55	Central California Joint Powers Health Finance Authority, Certificates of Participation, Community Hospitals of Central California, Series 1993, 5.250%, 2/01/13	8/07 at 100.00	Baa2	55,040

200	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46	10/16 at 100.00	N/R	200,020

100	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	102,428

60	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006, 6.000%, 5/01/31	5/16 at 103.00	N/R	64,006
1,245	Total Health Care			1,279,171
	Housing/Multifamily – 6.7%

200	California Mobile Home Park Financing Authority, Union City Tropics Mobile Home Park Subrodinate Revenue Bonds, Series 2006B, 5.375%, 12/15/31	12/16 at 100.00	N/R	203,952

100	Independent Cities Lease Finance Authority, California, Mobile Home Park Revenue Bonds, San Juan Mobile Estates, Series 2006B, 5.850%, 5/15/41	5/16 at 100.00	N/R	103,731

120	Multifamily Housing Revenue Bond Pass-Through Certificates, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	127,423

750	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	756,051
1,170	Total Housing/Multifamily			1,191,157
	Industrials – 3.4%

20	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1989, 6.750%, 9/01/19 (Alternative Minimum Tax)	3/07 at 100.00	BB–	20,119

50	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Browning Ferris Industries Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum Tax)	12/07 at 101.00	BB–	50,064

150	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	160,691

265	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26	12/16 at 100.00	N/R	267,221

100	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36	9/16 at 100.00	N/R	102,060
585	Total Industrials			600,155
	Long-Term Care – 0.5%

40	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation Refunding, American Baptist Homes of the West, Series 1998A, 6.200%, 10/01/27	10/07 at 102.00	BB+	41,021

50	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	51,538
90	Total Long-Term Care			92,559

13

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited – 91.6%

	ABAG Finance Authority for Non-Profit Corporations, California, Community Facilities District 2006-1 Rincon Hills Special Tax Bonds, Series 2006A:
$100	5.200%, 9/01/26	9/16 at 100.00	N/R	$103,063
100	5.250%, 9/01/36	9/16 at 100.00	N/R	103,519

300	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2001A, 9.750%, 1/01/26 (WI/DD, Settling 3/06/07)	1/11 at 100.00	N/R	311,316

100	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A, 5.600%, 9/01/25	9/15 at 102.00	N/R	107,594

300	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B, 5.050%, 9/01/37	9/08 at 103.00	N/R	304,965

7,475	Calabasas, California, Certificates of Participation, Series 2006, 4.500%, 12/01/41 AMBAC Insured (UB)	12/16 at 100.00	AAA	7,528,671

150	Calaveras County Community Facilities District 2, California, Special Tax Bonds, Saddle Creek, Series 2006, 5.000%, 9/01/26	3/07 at 103.00	N/R	152,777

455	Camarillo Community Development Commission, California, Tax Allocation Housing Set-Aside Revenue Bonds, Series 2006A, 4.500%, 9/01/41 – AMBAC Insured	9/16 at 100.00	AAA	457,166

135	Carson Public Financing Authority, California, Reassessment Revenue Bonds, Series 2006B, 5.000%, 9/02/31	9/07 at 102.00	N/R	137,718

100	Chino Public Financing Authority, California, Revenue Refunding Bonds, Series 2006, 5.000%, 9/01/30	3/07 at 102.00	N/R	101,322

200	Chino, California, Special Tax Bonds, Community Facilities District 06-2, Series 2006, 5.000%, 9/01/36	3/07 at 102.00	N/R	203,254

125	Corona, California, Community Facilities District 2003-2, Special Tax Bonds, Highlands Collection, Series 2006, 5.150%, 9/01/26	9/16 at 100.00	N/R	128,356

500	Corona-Norco Inified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006B, 5.000%, 9/01/36	3/07 at 103.00	N/R	508,133

200	Eastern California Municipal Water District, Community Facilities District 2005-40 Mahogany Special Tax Bonds, Series 2006, 5.000%, 9/01/36	3/07 at 102.00	N/R	204,002

100	Eastern Municipal Water District, California, Community Facilities District 2001-1 Improvement Area A, Special Tax Bonds, Series 2006, 5.125%, 9/01/36	3/07 at 102.00	N/R	102,001

100	Eastern Municipal Water District, California, Community Facility District No 2004-34, Faircrest, Special Tax Bonds, Series 2006, 5.250%, 9/01/36	3/07 at 102.00	N/R	102,183

100	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	3/07 at 102.00	N/R	102,158

50	El Dorado County, California, Special Tax Bonds, Community Facilities District 2005-2, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	52,143

200	Escondido, California, Special Tax Bonds, Community Facilities District 2006-1 Eureka Ranch, Series 2006, 5.150%, 9/01/36	3/07 at 103.00	N/R	205,524

100	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006, 5.000%, 9/01/36	9/07 at 103.00	N/R	101,627

200	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A	208,996

200	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/07 at 103.00	N/R	203,764

650	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	3/07 at 103.00	N/R	683,155

125	Irvine, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	128,949

125	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A, 5.125%, 9/01/36	9/16 at 100.00	N/R	128,935

50	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-6, Center Townhomes, Series 2006, 5.350%, 9/01/36	9/12 at 102.00	N/R	51,764

100	Lammersville School District, San Joaquin County, California, Community Facilities District 2002, Mountain House Special Tax Bonds, Series 2006, 5.125%, 9/01/35	9/16 at 100.00	N/R	103,345

14

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited (continued)

$200	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/36	3/07 at 103.00	N/R	$202,490

250	Los Banos Redevelopment Agency, California, Project Tax Allocation Bonds, Los Banos Redevelopment Project, Series 2006, 4.400%, 9/01/29 – RAAI Insured	9/16 at 100.00	AA	248,410

400	Madera, California, Special Tax Bonds, Community Facilities District 2006-1, Series 2006, 5.000%, 9/01/36	3/07 at 103.00	N/R	403,464

200	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facility District 2003-2, Improvement Area A, 5.000%, 9/01/36	3/07 at 103.00	N/R	201,732

130	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006, 5.300%, 9/01/36	3/07 at 103.00	N/R	134,139

125	Moorpark, California, Special Tax Bonds, Community Facilities District 2004-1, Moorpark Highlands Project, Series 2006, 5.300%, 9/01/38	9/16 at 100.00	N/R	128,974

300	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.000%, 9/01/36	3/07 at 102.00	N/R	304,881

65	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	66,403

125	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B, 5.450%, 9/01/38	3/07 at 102.00	N/R	127,815

500	North Natomas Community Facilities District 4, Sacramento, California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33	3/07 at 103.00	N/R	512,743

300	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/37	9/08 at 103.00	N/R	304,026

125	Poway Unified School District, San Diego County, California, Special Tax Bonds, Community Facilities District 6, Improvement Area B, Series 2005, 5.125%, 9/01/36	9/15 at 100.00	N/R	128,823

50	Puerto Rico Municipal Finance Agency, Series 2005A, 5.250%, 8/01/25	8/15 at 100.00	BBB	54,190

125	Riverside Unified School District, California, Community Facilities District 24 Special Tax Bonds, Series 2006, 5.100%, 9/01/36	9/14 at 102.00	N/R	127,979

125	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006, 5.250%, 9/01/37	3/07 at 103.00	N/R	128,949

50	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005A, 5.150%, 8/01/35	8/15 at 100.00	N/R	51,252

100	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	3/07 at 102.00	N/R	102,158

100	Temecula Valley Unified School District, Riverside County, California, Community Facilities District No. 2005-1, Special Tax Bonds, Series 2006, 5.000%, 9/01/36	3/07 at 102.00	N/R	102,001

300	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/36	3/07 at 103.00	N/R	301,464

135	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005, 5.125%, 9/01/35	3/15 at 100.00	N/R	138,023
16,045	Total Tax Obligation/Limited			16,296,316
	Transportation – 2.9%

150	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)	9/09 at 101.00	B	156,017

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
25	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R	25,858
50	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R	51,431

130	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Revenue Bonds, American Airlines Inc., Series 1985A, 6.450%, 12/01/25	6/10 at 100.00	CCC+	132,713

15	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax)	6/07 at 100.00	CCC+	15,013

15

Portfolio of Investments

Nuveen California High Yield Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Transportation (continued)

$130	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/07 at 101.00	CCC+	$131,619
500	Total Transportation			512,651
$22,575	Total Investments (cost $22,583,569) – 129.3%			22,984,462

	Floating Rate Obligations – (28.0%)			(4,980,000)

	Other Assets Less Liabilities – (1.3)%			(226,661)

	Net Assets – 100%			$17,777,801

Futures Contracts outstanding at February 28, 2007:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at February 28, 2007	Unrealized Appreciation (Depreciation)
U.S. Treasury Bonds	Short	(8)	6/07	$(903,500)	$1,226

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

16

Portfolio of Investments

Nuveen California Municipal Bond Fund

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Staples – 3.4%

$3,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Alameda County Tobacco Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29	6/12 at 100.00	Baa3	$3,686,480

655	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21	6/15 at 100.00	BBB	637,531

5,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33	6/13 at 100.00	BBB	5,602,950
9,155	Total Consumer Staples			9,926,961
	Education and Civic Organizations – 3.3%

1,775	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 – MBIA Insured	10/15 at 100.00	Aaa	1,899,587

150	California Educational Facilities Authority, Revenue Bonds, University of Redlands, Series 2005A, 5.000%, 10/01/35	10/15 at 100.00	A3	157,800

	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006:
105	5.000%, 11/01/21	11/15 at 100.00	A2	112,667
135	5.000%, 11/01/25	11/15 at 100.00	A2	143,940

2,960	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	BBB–	3,055,726

2,500	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	AAA	2,665,050

1,500	California Statewide Community Development Authority, Certificates of Participation, San Diego Space and Science Foundation, Series 1996, 7.500%, 12/01/26	6/07 at 105.00	N/R	1,583,625
9,125	Total Education and Civic Organizations			9,618,395
	Health Care – 7.3%

3,080	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15	5/07 at 100.00	BB	3,081,170

900	California Health Facilities Financing Authority, Insured Loan Program Small Facilities Revenue Bonds, Series 1994B, 7.500%, 4/01/22	4/07 at 100.00	A+	902,700

980	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34	11/15 at 100.00	A3	1,025,364

4,805	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41	3/16 at 100.00	A+	5,022,955

1,615	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,736,044

6,670	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	6,784,856

1,695	Central California Joint Powers Health Finance Authority, Certificates of Participation, Community Hospitals of Central California, Series 1993, 5.000%, 2/01/23	8/07 at 100.00	Baa2	1,695,576

1,000	Central California Joint Powers Health Finance Authority, Certificates of Participation, Community Hospitals of Central California, Series 2001, 5.625%, 2/01/21	2/11 at 101.00	Baa2	1,050,080
20,745	Total Health Care			21,298,745
	Housing/Multifamily – 3.1%

1,950	ABAG Finance Authority for Non-Profit Corporations, California, Multifamily Housing Revenue Refunding Bonds, United Dominion/2000 Post Apartments, Series 2000B, 6.250%, 8/15/30 (Mandatory put 8/15/08)	No Opt. Call	BBB	2,012,303

2,500	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Series 2002A, 5.800%, 12/15/25	12/13 at 102.00	A–	2,748,000

2,000	Riverside County, California, Mobile Home Park Revenue Bonds, Bravo Mobile Home Park Project, Series 1999A, 5.900%, 3/20/29	3/09 at 102.00	N/R	2,078,680

17

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Multifamily (continued)

$2,000	San Dimas Housing Authority, California, Mobile Home Park Revenue Bonds, Charter Oak Mobile Home Estates Acquisition Project, Series 1998A, 5.700%, 7/01/28	7/08 at 102.00	N/R	$2,075,360
8,450	Total Housing/Multifamily			8,914,343
	Housing/Single Family – 0.2%

450	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	AAA	484,475

55	California Rural Home Mortgage Finance Authority, Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1997A, 7.000%, 9/01/29 (Alternative Minimum Tax)	No Opt. Call	AAA	55,838
505	Total Housing/Single Family			540,313
	Industrials – 0.6%

750	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17) (Alternative Minimum Tax)	No Opt. Call	BBB+	803,453

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)	1/16 at 102.00	BBB	1,048,600
1,750	Total Industrials			1,852,053
	Long-Term Care – 3.0%

	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
1,850	5.400%, 8/15/24	8/14 at 100.00	A	1,984,088
2,130	5.600%, 8/15/34	8/14 at 100.00	A	2,298,952

4,250	ABAG Finance Authority for Non-Profit Corporations, California, Certificates of Participation, American Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27	10/07 at 102.00	BB+	4,335,638
8,230	Total Long-Term Care			8,618,678
	Tax Obligation/General – 25.0%

1,425	Bassett Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 – FGIC Insured	8/16 at 100.00	AAA	1,570,151

10,000	California, General Obligation Bonds, Series 2002, 6.000%, 2/01/15 - FSA Insured (UB)	No Opt. Call	AAA	11,584,200

	California, General Obligation Bonds, Series 2004:
2,500	5.000%, 2/01/20	2/14 at 100.00	A+	2,674,025
1,000	5.000%, 4/01/21	4/14 at 100.00	A+	1,069,140
6,000	5.125%, 4/01/23	4/14 at 100.00	A+	6,445,560

	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2004A:
1,000	5.500%, 7/01/22 – FGIC Insured	7/14 at 100.00	AAA	1,108,310
1,500	5.500%, 7/01/24 – FGIC Insured	7/14 at 100.00	AAA	1,662,465

3,500	Central Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/31 – FSA Insured	8/16 at 100.00	AAA	3,776,745

1,035	Escondido Union School District, San Diego County, California, General Obligation Bonds, Series 2002A, 5.250%, 8/01/23 – FSA Insured	8/12 at 100.00	AAA	1,107,398

	Glendora Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006A:
1,475	5.250%, 8/01/22 – MBIA Insured	8/16 at 100.00	AAA	1,638,740
1,120	5.250%, 8/01/25 – MBIA Insured	8/16 at 100.00	AAA	1,238,731

	Grossmont-Cuyamaca Community College District, California, General Obligation Bonds, Series 2005B:
5,080	5.000%, 8/01/21 – FGIC Insured	8/15 at 100.00	AAA	5,498,694
2,350	5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AAA	2,524,441

20,000	Los Angeles Community College District, California, General Obligation Bonds, Series 2006E, 5.000%, 8/01/31 – FSA Insured (UB)	8/16 at 100.00	AAA	21,581,600

2,000	Murrieta Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2003A, 5.000%, 9/01/26 – FGIC Insured	9/13 at 100.00	AAA	2,114,780

1,350	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/21 – FSA Insured	8/15 at 100.00	AAA	1,461,267

18

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)

$275	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AAA	$295,210

2,000	San Diego Unified School District, California, General Obligation Bonds, Election of 1998, Series 2000B, 5.125%, 7/01/22 – MBIA Insured	7/10 at 100.00	AAA	2,093,520

1,355	San Jose-Evergreen Community College District, Santa Clara County, California, General Obligation Bonds, Series 2005A, 5.000%, 9/01/25 – MBIA Insured	9/15 at 100.00	AAA	1,458,481

2,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2003B, 5.000%, 8/01/20 – FSA Insured	8/11 at 101.00	AAA	2,121,760
66,965	Total Tax Obligation/General			73,025,218
	Tax Obligation/Limited – 27.5%

3,000	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – MBIA Insured	8/16 at 100.00	AAA	3,210,450

525	California, Economic Recovery Revenue Bonds, Series 2004A, 5.000%, 7/01/15	7/14 at 100.00	AA+	570,612

350	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AAA	376,205

1,120	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured (UB)	9/16 at 101.00	AAA	1,208,838

2,075	Hesperia Community Redevelopment Agency, California, Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 – XLCA Insured	9/15 at 100.00	AAA	2,198,048

	Irvine, California, Unified School District, Community Facilities District Special Tax Bonds, Series 2006A:
180	5.000%, 9/01/26	9/16 at 100.00	N/R	184,865
420	5.125%, 9/01/36	9/16 at 100.00	N/R	433,222

2,000	La Mirada Redevelopment Agency, California, Special Tax Refunding Bonds, Community Facilities District 89-1, Civic Theatre Project, Series 1998, 5.700%, 10/01/20	10/08 at 102.00	N/R	2,043,500

2,500	Lancaster Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Combined Redevelopment Project Areas, Series 2003B, 5.000%, 8/01/34 – FGIC Insured	8/13 at 100.00	AAA	2,628,625

1,870	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Area Sheriff’s Facilities Projects, Series 2004, 5.000%, 12/01/23 – XLCA Insured	12/14 at 100.00	AAA	1,991,644

1,120	Lancaster Redevelopment Agency, California, Tax Allocation Refunding Bonds, Combined Fire Protection Facilities Project, Series 2004, 5.000%, 12/01/23 – XLCA Insured	12/14 at 100.00	AAA	1,192,856

630	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	Aaa	669,684

5,000	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2006B, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	AAA	5,377,900

2,500	Los Angeles County Schools, California, Certificates of Participation, Pooled Financing Program, Regionalized Business Services Corporation, Series 2003A, 5.000%, 9/01/22 – FSA Insured	9/13 at 100.00	AAA	2,650,075

995	Milpitas, California, Local Improvement District 20 Limited Obligation Bonds, Series 1998A, 5.700%, 9/02/18	3/07 at 103.00	N/R	1,029,596

	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2004:
805	5.550%, 9/01/29	9/14 at 100.00	N/R	824,111
1,250	5.650%, 9/01/34	9/14 at 100.00	N/R	1,279,900

13,780	Oakland Redevelopment Agency, Alameda County, California, Central District Senior Tax Allocation Refunding Bonds, Series 2006A, 5.000%, 9/01/36 – AMBAC Insured (UB)	9/16 at 100.00	AAA	14,664,676

690	Ontario, California, Assessment District 100C Limited Obligation Improvement Bonds, California Commerce Center Phase III, Series 1991, 8.000%, 9/02/11	3/07 at 103.00	N/R	722,133

1,600	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AS, 5.000%, 2/01/31 – AMBAC Insured	2/17 at 100.00	AAA	1,721,136

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – MBIA Insured	6/17 at 100.00	AAA	1,239,666

19

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)

$2,000	Poway, California, Community Facilities District 88-1, Special Tax Refunding Bonds, Parkway Business Centre, Series 1998, 6.750%, 8/15/15	8/08 at 102.00	N/R		$2,114,120

1,645	Rancho Cucamonga, California, Limited Obligation Improvement Bonds, Masi Plaza Assessment District 93-1, Series 1997, 6.250%, 9/02/22	3/07 at 100.00	N/R		1,658,259

305	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – XLCA Insured	9/15 at 100.00	AAA		323,761

380	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AAA		401,003

1,000	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993A, 5.400%, 11/01/20 – AMBAC Insured	No Opt. Call	AAA		1,146,990

500	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series 1993B, 5.400%, 11/01/20	No Opt. Call	AA–		567,550

995	Sacramento County, Laguna, California, Special Tax Refunding Bonds, Community Facilities District 1 – Laguna Creek Ranch, Series 1997, 5.700%, 12/01/20	12/07 at 102.00	N/R		1,022,751

2,880	San Francisco Redevelopment Agency, California, Lease Revenue Bonds, Moscone Convention Center, Series 2004, 5.250%, 7/01/24 – AMBAC Insured	7/11 at 102.00	AAA		3,090,845

7,090	San Marcos Redevelopment Agency, California, Tax Allocation Bonds, Affordable Housing Project, Series 1997A, 6.000%, 10/01/27 (Alternative Minimum Tax)	10/07 at 102.00	A		7,309,647

2,805	San Mateo County Transit District, California, Sales Tax Revenue Bonds, Series 2005A, 5.000%, 6/01/21 – MBIA Insured	6/15 at 100.00	AAA		3,032,205

4,000	Shafter Joint Powers Financing Authority, California, Lease Revenue Bonds, Community Correctional Facility Acquisition Project, Series 1997A, 6.050%, 1/01/17	7/07 at 101.00	A		4,046,640

1,025	Stockton Public Financing Authority, California, Lease Revenue Bonds, Series 2004, 5.250%, 9/01/23 – FGIC Insured	9/14 at 100.00	AAA		1,113,970

6,700	Travis Unified School District, Solano County, California, Certificates of Participation, Series 2006, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	Aaa		7,179,049

1,020	Vallejo Public Financing Authority, California, Limited Obligation Revenue Refinancing Bonds, Fairground Drive Assessment District 65, Series 1998, 5.700%, 9/02/11	No Opt. Call	N/R		1,046,612
75,905	Total Tax Obligation/Limited				80,271,144
	Transportation – 7.0%

3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2001D, 5.000%, 4/01/16	4/11 at 100.00	AA		3,152,550

2,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35	1/10 at 100.00	BBB–		2,022,280

2,750	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/28	1/14 at 101.00	BBB–		2,572,268

	Palm Springs Financing Authority, California, Palm Springs International Airport Revenue Bonds, Series 2006:
285	5.450%, 7/01/20 (Alternative Minimum Tax)	7/14 at 102.00	N/R		294,781
240	5.550%, 7/01/28 (Alternative Minimum Tax)	7/14 at 102.00	N/R		246,869

	Port of Oakland, California, Revenue Bonds, Series 2000K:
2,000	5.500%, 11/01/09 – FGIC Insured (Alternative Minimum Tax)	No Opt. Call	AAA		2,089,060
4,000	5.750%, 11/01/29 – FGIC Insured (Alternative Minimum Tax)	5/10 at 100.00	AAA		4,232,840

5,500	Port of Oakland, California, Revenue Bonds, Series 2002M, 5.250%, 11/01/19 – FGIC Insured	11/12 at 100.00	AAA		5,939,780
19,775	Total Transportation				20,550,428
	U.S. Guaranteed – 12.8% (3)

4,200	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa		4,546,038

3,115	California Educational Facilities Authority, Revenue Bonds, Pooled College and University Projects, Series 2000C, 6.750%, 6/01/30 (ETM)	6/10 at 101.00	Baa3	(3)	3,437,589

20

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed (3) (continued)

$6,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30 (Pre-refunded 12/01/09)	12/09 at 101.00	A3	(3)	$6,452,520

4,460	California Infrastructure Economic Development Bank, First Lien Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A, 5.000%, 7/01/22 – FSA Insured (ETM)	No Opt. Call	AAA		5,030,479

4,800	California, Various Purpose General Obligation Bonds, Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) – MBIA Insured	3/10 at 101.00	AAA		5,143,680

2,190	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AAA		2,673,618

3,831	Merced Irrigation District, California, Subordinated Revenue Certificates of Participation, Electric System Project, Series 2000, 7.450%, 3/01/18 (Pre-refunded 3/01/08)	3/08 at 102.00	AAA		4,029,944

2,250	Orange County, California, Special Tax Bonds, Community Facilities District 99-1 of Ladera Ranch, Series 1999A, 6.700%, 8/15/29 (Pre-refunded 8/15/09)	8/09 at 102.00	N/R	(3)	2,458,980

2,475	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2002, Issue 28B, 5.250%, 5/01/22 (Pre-refunded 5/01/12) – MBIA Insured	5/12 at 100.00	AAA		2,672,802

1,000	University of California, Certificates of Participation, San Diego and Sacramento Campus Projects, Series 2002A, 5.250%, 1/01/22 (Pre-refunded 1/01/10)	1/10 at 101.00	Aa2	(3)	1,056,660
34,321	Total U.S. Guaranteed				37,502,310
	Utilities – 9.9%

2,595	California Statewide Community Development Authority, Certificates of Participation Refunding, Rio Bravo Fresno Project, Series 1999A, 6.300%, 12/01/18	6/07 at 101.00	N/R		2,618,692

	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2001A-1:
5,000	5.250%, 7/01/15	7/11 at 100.00	AA–		5,307,950
10,000	5.250%, 7/01/21 – FSA Insured	7/11 at 100.00	AAA		10,554,298

500	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 – MBIA Insured	7/13 at 100.00	AAA		535,980

5,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-1, 5.000%, 7/01/31 – FSA Insured	7/15 at 100.00	AAA		5,356,900

615	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – XLCA Insured	9/15 at 100.00	AAA		661,494

3,470	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/10 at 101.00	Baa3		3,765,713
27,180	Total Utilities				28,801,027
	Water and Sewer – 5.5%

2,000	California Statewide Community Development Authority, Water and Wastewater Revenue Bonds, Pooled Financing Program, Series 2003A, 5.250%, 10/01/23 – FSA Insured	10/13 at 100.00	AAA		2,158,560

1,680	Castaic Lake Water Agency, California, Revenue Certificates of Participation, Series 2004A, 5.000%, 8/01/20 – AMBAC Insured	8/14 at 100.00	AAA		1,798,658

1,250	Cucamonga Valley Water District, California, Certificates of Participation, Series 2006, 5.000%, 9/01/36 – MBIA Insured	9/16 at 100.00	AAA		1,338,350

455	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – MBIA Insured	4/16 at 100.00	AAA		487,050

4,250	Los Angeles Department of Water and Power, California, Waterworks Revenue Refunding Bonds, Series 2001A, 5.125%, 7/01/41	7/11 at 100.00	AA		4,418,343

435	Marina Coast Water District, California, Enterprise Certificate of Participation, Series 2006, 5.000%, 6/01/31 – MBIA Insured	6/16 at 100.00	AAA		466,790

1,500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2004B-3, 5.000%, 10/01/29 – MBIA Insured	10/14 at 100.00	AAA		1,598,835

1,190	Pasadena, California, Water Revenue Refunding Bonds, Series 2003, 5.000%, 6/01/20 – FGIC Insured	6/13 at 100.00	AAA		1,274,621

21

Portfolio of Investments

Nuveen California Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value
	Water and Sewer (continued)

$1,770	Pomona Public Finance Authority, California, Revenue Bonds, Water Facilities Project, Series 2007 AY, 5.000%, 5/01/27 – AMBAC Insured	5/17 at 100.00	AAA	$1,915,901

625	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 – FGIC Insured	6/16 at 100.00	AAA	674,680
15,155	Total Water and Sewer			16,131,788
$297,261	Total Long-Term Investments (cost $302,843,765) – 108.6%			317,051,403

	Short-Term Investments – 0.9%

$2,500	California Infrastructure and Economic Development Bank, Revenue Bonds, Variable Rate Demand Obligations, Jewish Community Center, Series 2007, 3.510%, 12/01/31 – FGIC Insured (4)		A–1+	2,500,000

	Total Short-Term Investments (cost $2,500,000)			2,500,000

	Total Investments (cost $305,343,765) – 109.5%			319,551,403

	Floating Rate Obligations – (10.3)%			(29,925,000)

	Other Assets Less Liabilities – 0.8%			2,281,330

	Net Assets – 100%			$291,907,733

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

22

Portfolio of Investments

Nuveen California Insured Municipal Bond Fund

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Education and Civic Organizations – 5.1%

$2,125	California Educational Facilities Authority, Student Loan Revenue Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 – MBIA Insured (Alternative Minimum Tax)	3/08 at 102.00	Aaa	$2,194,891

2,500	California State Public Works Board, Lease Revenue Bonds, University of California, Institute Projects, Series 2005C, 5.000%, 4/01/30 – AMBAC Insured	4/15 at 100.00	AAA	2,665,050

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	AAA	2,416,005

5,000	Long Beach Bond Financing Authority, California, Lease Revenue Refunding Bonds, Long Beach Aquarium of the South Pacific, Series 2001, 5.250%, 11/01/30 – AMBAC Insured	11/11 at 101.00	AAA	5,317,450
11,875	Total Education and Civic Organizations			12,593,396
	Health Care – 5.3%

2,000	Antelope Valley Healthcare District, California, Insured Revenue Refunding Bonds, Series 1997A, 5.200%, 1/01/27 – FSA Insured	1/08 at 102.00	AAA	2,060,720

4,000	California Statewide Community Development Authority, Certificates of Participation, Sutter Health Obligated Group, Series 1999, 5.500%, 8/15/31 – FSA Insured	8/09 at 101.00	AAA	4,192,000

6,670	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2007A, 4.750%, 4/01/33	4/17 at 100.00	A+	6,784,857
12,670	Total Health Care			13,037,577
	Housing/Multifamily – 4.0%

4,180	California Statewide Community Development Authority, Multifamily Housing Revenue Senior Bonds, Westgate Courtyards Apartments, Series 2001X-1, 5.420%, 12/01/34 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	AAA	4,342,936

3,865	Los Angeles, California, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Park Plaza West Senior Apartments, Series 2001B, 5.400%, 1/20/31 (Alternative Minimum Tax)	7/11 at 102.00	AAA	4,063,043

1,285	Santa Cruz County Housing Authority, California, GNMA Collateralized Multifamily Housing Revenue Bonds, Northgate Apartments, Series 1999A, 5.500%, 7/20/40 (Alternative Minimum Tax)	7/09 at 102.00	AAA	1,333,008
9,330	Total Housing/Multifamily			9,738,987
	Housing/Single Family – 4.7%

	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A:
3,500	5.300%, 12/01/21 – AMBAC Insured	6/12 at 101.00	AAA	3,765,335
5,000	5.350%, 12/01/27 – AMBAC Insured	6/12 at 101.00	AAA	5,373,050

385	California Housing Finance Agency, Home Mortgage Revenue Bonds, Series 2006H, 5.750%, 8/01/30 – FGIC Insured (Alternative Minimum Tax)	2/16 at 100.00	AAA	414,495

2,035	California Rural Home Mortgage Finance Authority, FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2002D, 5.250%, 6/01/34 (Alternative Minimum Tax)	6/12 at 101.00	Aaa	2,058,341
10,920	Total Housing/Single Family			11,611,221
	Tax Obligation/General – 20.1%

	Bonita Unified School District, San Diego County, California, General Obligation Bonds, Series 2004A:
1,425	5.250%, 8/01/20 – MBIA Insured	8/14 at 100.00	AAA	1,556,585
1,570	5.250%, 8/01/21 – MBIA Insured	8/14 at 100.00	AAA	1,713,906

2,040	Chaffey Joint Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/23 – FGIC Insured	8/15 at 100.00	AAA	2,202,037

1,365	El Segundo Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 5.250%, 9/01/20 – FGIC Insured	9/14 at 100.00	AAA	1,492,300

1,610	Eureka Unified School District, Humboldt County, California, General Obligation Bonds, Series 2002, 5.250%, 8/01/23 – FSA Insured	8/12 at 101.00	AAA	1,739,025

1,000	Fremont Unified School District, Alameda County, California, General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 – FGIC Insured	8/12 at 101.00	AAA	1,070,770

23

Portfolio of Investments

Nuveen California Insured Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)

	Glendora Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2006A:
$1,900	5.250%, 8/01/24 – MBIA Insured	8/16 at 100.00	AAA	$2,104,573
1,000	5.250%, 8/01/25 – MBIA Insured	8/16 at 100.00	AAA	1,106,010

	Golden West Schools Financing Authority, California, General Obligation Revenue Refunding Bonds, School District Program, Series 1998A:
2,650	0.000%, 8/01/19 – MBIA Insured	8/13 at 68.56	AAA	1,390,164
2,755	0.000%, 8/01/20 – MBIA Insured	8/13 at 63.85	AAA	1,345,046

11,225	Greenfield Redevelopment Agency, California, Tax Allocation Bonds, Series 2006, 4.750%, 2/01/37 – AMBAC Insured (UB)	2/16 at 100.00	AAA	11,667,602

2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/22 – FSA Insured	8/14 at 100.00	AAA	2,681,575

	Imperial Community College District, Imperial County, California, General Obligation Bonds, Series 2005:
1,330	5.000%, 8/01/23 – FGIC Insured	8/14 at 100.00	AAA	1,435,642
1,510	5.000%, 8/01/24 – FGIC Insured	8/14 at 100.00	AAA	1,626,572

1,460	Jurupa Unified School District, Riverside County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – FGIC Insured	8/13 at 100.00	AAA	1,548,753

1,255	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/24 – FSA Insured	8/15 at 100.00	AAA	1,351,886

2,405	Oak Valley Hospital District, Stanislaus County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – FGIC Insured	7/14 at 101.00	Aaa	2,559,112

270	Roseville Joint Union High School District, Placer County, California, General Obligation Bonds, Series 2006B, 5.000%, 8/01/27 – FGIC Insured	8/15 at 100.00	AAA	289,842

1,590	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – MBIA Insured	7/15 at 100.00	Aaa	1,705,832

4,070	San Benito Health Care District, California, General Obligation Bonds, Series 2005, 5.000%, 7/01/31 – XLCA Insured	7/14 at 101.00	AAA	4,321,933

1,000	San Ramon Valley Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2004, 5.000%, 8/01/24 – FSA Insured	8/14 at 100.00	AAA	1,069,300

3,040	Sulphur Springs Union School District, Los Angeles County, California, General Obligation Bonds, Series 1991A, 0.000%, 9/01/15 – MBIA Insured	No Opt. Call	AAA	2,179,406

1,000	Washington Unified School District, Yolo County, California, General Obligation Bonds, Series 2004A, 5.000%, 8/01/22 – FGIC Insured	8/13 at 100.00	AAA	1,060,790
49,970	Total Tax Obligation/General			49,218,661
	Tax Obligation/Limited – 20.5%

1,915	Alameda County Redevelopment Agency, California, Eden Area Redevelopment Project, Tax Allocation Bonds, Series 2006A, 5.000%, 8/01/36 – MBIA Insured	8/16 at 100.00	AAA	2,049,337

350	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – MBIA Insured	No Opt. Call	AAA	392,466

1,655	Bell Community Housing Authority, California, Lease Revenue Bonds, Series 2005, 5.000%, 10/01/36 – AMBAC Insured	10/15 at 100.00	AAA	1,760,043

2,250	Brea and Olinda Unified School District, Orange County, California, Certificates of Participation Refunding, Series 2002A, 5.125%, 8/01/26 – FSA Insured	8/11 at 101.00	AAA	2,371,950

1,960	California Infrastructure Economic Development Bank, Revenue Bonds, North County Center for Self-Sufficiency Corporation, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/13 at 100.00	AAA	2,084,499

335	Capistrano Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District, Series 2005, 5.000%, 9/01/24 – FGIC Insured	9/15 at 100.00	AAA	360,081

960	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured (UB)	9/16 at 101.00	AAA	1,036,147

1,400	Chula Vista Public Financing Authority, California, Pooled Community Facility District Assessment Revenue Bonds, Series 2005A, 5.000%, 9/01/29 – MBIA Insured	9/15 at 100.00	AAA	1,491,280

24

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited (continued)

$2,285	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2004B, 5.000%, 10/01/21 – MBIA Insured	10/14 at 100.00	AAA	$2,457,266

1,185	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/27 – FSA Insured	10/14 at 100.00	AAA	1,264,679

1,840	Hawthorne Community Redevelopment Agency, California, Project Area 2 Tax Allocation Bonds, Series 2006, 5.000%, 9/01/26 – XLCA Insured	9/16 at 100.00	AAA	1,973,050

4,555	Long Beach Bond Finance Authority, California, Multiple Project Tax Allocation Bonds, Housing and Gas Utility Financing Project Areas, Series 2005A-1, 5.000%, 8/01/35 – AMBAC Insured	8/15 at 100.00	AAA	4,842,739

610	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured	9/15 at 100.00	Aaa	648,424

1,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/20 – FSA Insured	12/14 at 100.00	AAA	1,073,320

2,600	Los Angeles County Public Works Financing Authority, California, Lease Revenue Bonds, Series 2006B, 5.000%, 9/01/31 – FGIC Insured	9/16 at 100.00	AAA	2,796,508

1,460	Moreno Valley Unified School District, Riverside County, California, Certificates of Participation, Series 2005, 5.000%, 3/01/23 – FSA Insured	3/14 at 100.00	AAA	1,551,673

14,050	Paramount Redevelopment Agency, California, Tax Allocation Refunding Bonds, Redevelopment Project Area 1, Series 1998, 0.000%, 8/01/26 – MBIA Insured	No Opt. Call	AAA	6,125,098

1,150	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paugay Redevelopment Project, Series 2007, 5.000%, 6/15/30 – MBIA Insured	6/17 at 100.00	AAA	1,239,666

290	Rialto Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005A, 5.000%, 9/01/35 – XLCA Insured	9/15 at 100.00	AAA	307,838

8,000	Riverside County, California, Asset Leasing Corporate Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997B, 5.000%, 6/01/19 – MBIA Insured	6/12 at 101.00	AAA	8,479,920

360	Roseville, California, Certificates of Participation, Public Facilities, Series 2003A, 5.000%, 8/01/25 – AMBAC Insured	8/13 at 100.00	AAA	379,897

3,560	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Woodcreek West, Series 2005, 5.000%, 9/01/30 – AMBAC Insured	9/15 at 100.00	AAA	3,792,112

1,490	Tulare Public Financing Authority, California, Lease Revenue Bonds, Capital Facilities Project, Series 1997, 5.125%, 10/01/22 – MBIA Insured	10/07 at 102.00	AAA	1,531,869
55,260	Total Tax Obligation/Limited			50,009,862
	Transportation – 9.9%

6,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – MBIA Insured	1/10 at 100.00	AAA	6,688,500

3,255	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 5.750%, 1/15/40 – MBIA Insured	1/10 at 101.00	AAA	3,460,293

2,000	Port of Oakland, California, Revenue Bonds, Series 2000K, 5.750%, 11/01/29 – FGIC Insured (Alternative Minimum Tax)	5/10 at 100.00	AAA	2,116,420

625	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2000, Issue 26B, 5.000%, 5/01/21 – FGIC Insured	5/10 at 101.00	AAA	651,413

3,470	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series Issue 16A, 5.375%, 5/01/16 – FSA Insured (Alternative Minimum Tax)	5/08 at 101.00	AAA	3,559,769

5,000	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – MBIA Insured (Alternative Minimum Tax)	5/11 at 100.00	AAA	5,206,600

1,290	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 1997A, 5.250%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/08 at 101.00	AAA	1,315,349

1,320	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, San Francisco International Airport, SFO Fuel Company LLC, Series 2000A, 6.100%, 1/01/20 – FSA Insured (Alternative Minimum Tax)	1/08 at 102.00	AAA	1,370,688
23,460	Total Transportation			24,369,032

25

Portfolio of Investments

Nuveen California Insured Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	U.S. Guaranteed – 20.0% (3)

$690	Barstow Redevelopment Agency, California, Tax Allocation Bonds, Central Redevelopment Project, Series 1994A, 7.000%, 9/01/14 – MBIA Insured (ETM)	No Opt. Call	AAA	$784,006

19,250	California, Various Purpose General Obligation Bonds, Series 2000, 5.750%, 3/01/27 (Pre-refunded 3/01/10) – MBIA Insured	3/10 at 101.00	AAA	20,628,300

3,305	Centinela Valley Union High School District, Los Angeles County, California, General Obligation Bonds, Series 2002C, 5.200%, 8/01/32 – FGIC Insured (ETM)	8/10 at 102.00	AAA	3,512,719

3,195	Desert Community College District, Riverside County, California, General Obligation Bonds, Series 2004A, 5.000%, 8/01/23 (Pre-refunded 8/01/14) – MBIA Insured	8/14 at 100.00	AAA	3,486,895

5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2002E, 5.125%, 1/01/27 (Pre-refunded 7/01/12) – MBIA Insured	7/12 at 100.00	AAA	5,381,150

1,280	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.000%, 7/01/24 (Pre-refunded 7/01/13) – FSA Insured	7/13 at 100.00	AAA	1,385,638

5,000	Oakland, California, Insured Revenue Bonds, 1800 Harrison Foundation – Kaiser Permanente, Series 1999A, 6.000%, 1/01/29 (Pre-refunded 1/01/10) – AMBAC Insured	1/10 at 100.00	AAA	5,338,550

4,570	Sacramento City Unified School District, Sacramento County, California, General Obligation Bonds, Series 2000A, 6.000%, 7/01/29 (Pre-refunded 7/01/09) – FGIC Insured	7/09 at 102.00	Aaa	4,909,277

1,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2004A, 5.000%, 12/01/21 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	AAA	1,641,720

1,930	San Bernardino County Transportation Authority, California, Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%, 3/01/10 – FGIC Insured (ETM)	No Opt. Call	AAA	1,991,046
45,720	Total U.S. Guaranteed			49,059,301
	Utilities – 6.4%

5,000	California Pollution Control Financing Authority, Remarketed Revenue Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%, 12/01/16 – MBIA Insured (Alternative Minimum Tax)	4/11 at 102.00	AAA	5,361,850

1,000	California Pollution Control Financing Authority, Revenue Refunding Bonds, Southern California Edison Company, Series 1999B, 5.450%, 9/01/29 – MBIA Insured	9/09 at 101.00	AAA	1,046,210

595	Merced Irrigation District, California, Electric System Revenue Bonds, Series 2005, 5.125%, 9/01/31 – XLCA Insured	9/15 at 100.00	AAA	639,982

3,500	Northern California Power Agency, Revenue Refunding Bonds, Hydroelectric Project 1, Series 1998A, 5.125%, 7/01/23 – MBIA Insured	7/08 at 101.00	AAA	3,589,495

1,950	Salinas Valley Solid Waste Authority, California, Revenue Bonds, Series 2002, 5.250%, 8/01/27 – AMBAC Insured (Alternative Minimum Tax)	8/12 at 100.00	AAA	2,059,961

2,700	Santa Clara, California, Subordinate Electric Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – MBIA Insured	7/13 at 100.00	AAA	2,859,084
14,745	Total Utilities			15,556,582
	Water and Sewer – 6.8%

3,070	California Special District Finance Program, Certificates of Participation, Water and Wastewater Revenue Bonds, Jurupa Community Services District, Series 2001NN, 5.250%, 9/01/32 – MBIA Insured	9/10 at 100.00	AAA	3,204,650

400	Healdsburg Public Financing Authority, California, Wastewater Revenue Bonds, Series 2006, 5.000%, 4/01/36 – MBIA Insured	4/16 at 100.00	AAA	428,176

2,850	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 1997A, 5.000%, 7/01/37 – FGIC Insured	1/08 at 101.00	AAA	2,900,417

6,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.000%, 2/01/33 – FGIC Insured	8/13 at 100.00	AAA	6,321,180

1,000	Orange County Water District, California, Revenue Certificates of Participation, Series 2005B, 5.000%, 8/15/24 – MBIA Insured	2/15 at 100.00	AAA	1,066,560

26

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Water and Sewer (continued)

$2,500	Westlands Water District, California, Revenue Certificates of Participation, Series 2005A, 5.000%, 9/01/30 – MBIA Insured	3/15 at 100.00	AAA	$2,654,900
15,820	Total Water and Sewer			16,575,883
$249,770	Total Investments (cost $236,801,017) – 102.8%			251,770,502

	Floating Rate Obligations – (3.3)%			(8,115,000)

	Other Assets Less Liabilities – 0.5%			1,308,823

	Net Assets – 100%			$244,964,325

The Fund primarily invests in bonds that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

27

Statement of Assets and Liabilities

February 28, 2007

	California High Yield	California	California Insured
Assets
Investments, at value (cost $22,583,569, $305,343,765 and $236,801,017, respectively)	$22,984,462	$319,551,403	$251,770,502
Cash	—	284,585	—
Receivables:
Interest	291,763	3,891,876	2,824,001
Investments sold	—	225,000	1,641,407
Shares sold	20,995	475,678	64,695
Variation margin on futures contracts	1,226	—	—
Other assets	3	11,980	17,003
Total assets	23,298,449	324,440,522	256,317,608
Liabilities
Cash overdraft	11,970	—	1,942,706
Floating rate obligations	4,980,000	29,925,000	8,115,000
Payables:
Investments purchased	317,224	1,222,232	—
Shares redeemed	134,724	140,800	280,637
Accrued expenses:
Management fees	323	117,047	99,047
12b-1 distribution and service fees	3,977	34,558	30,741
Other	10,720	84,769	73,350
Dividends payable	61,710	1,008,383	811,802
Total liabilities	5,520,648	32,532,789	11,353,283
Net assets	$17,777,801	$291,907,733	$244,964,325
Class A Shares
Net assets	$14,539,117	$91,464,782	$89,343,215
Shares outstanding	1,394,037	8,714,961	8,242,486
Net asset value per share	$10.43	$10.50	$10.84
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.89	$10.96	$11.32
Class B Shares
Net assets	$72,073	$10,076,081	$12,845,202
Shares outstanding	6,919	960,629	1,182,542
Net asset value and offering price per share	$10.42	$10.49	$10.86
Class C Shares
Net assets	$3,060,645	$23,067,027	$13,499,555
Shares outstanding	293,730	2,202,849	1,251,377
Net asset value and offering price per share	$10.42	$10.47	$10.79
Class R Shares
Net assets	$105,966	$167,299,843	$129,276,353
Shares outstanding	10,161	15,952,276	11,914,750
Net asset value and offering price per share	$10.43	$10.49	$10.85

Net Assets Consist of:
Capital paid-in	$17,379,566	$283,999,083	$229,952,431
Undistributed (Over-distribution of) net investment income	(3,568)	(443,643)	(258,511)
Accumulated net realized gain (loss) from investments	(316)	(5,855,345)	300,920
Net unrealized appreciation (depreciation) of investments and derivative transactions	402,119	14,207,638	14,969,485
Net assets	$17,777,801	$291,907,733	$244,964,325

See accompanying notes to financial statements.

28

Statement of Operations

	California High Yield	California	California Insured
	For the Period 3/28/06 (commencement of operations) through 2/28/07	Year Ended 2/28/07	Year Ended 2/28/07
Investment Income	$442,524	$14,732,432	$12,053,450
Expenses
Management fees	47,391	1,490,267	1,310,211
12b-1 service fees – Class A	12,766	175,643	174,494
12b-1 distribution and service fees – Class B	220	105,637	129,973
12b-1 distribution and service fees – Class C	12,463	164,259	95,344
Shareholders’ servicing agent fees and expenses	1,483	137,193	114,723
Floating rate obligations interest expense and fees	46,569	736,430	71,122
Custodian’s fees and expenses	17,980	81,968	71,623
Trustees’ fees and expenses	296	7,289	6,376
Professional fees	10,438	14,076	17,764
Shareholders’ reports – printing and mailing expenses	2,367	41,428	30,817
Federal and state registration fees	4,082	3,626	3,452
Other expenses	2,821	9,930	7,376
Total expenses before custodian fee credit and expense reimbursement	158,876	2,967,746	2,033,275
Custodian fee credit	(6,688)	(43,346)	(18,081)
Expense reimbursement	(27,210)	—	—
Net expenses	124,978	2,924,400	2,015,194
Net investment income	317,546	11,808,032	10,038,256
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(316)	1,111,507	1,146,837
Net change in unrealized appreciation (depreciation) of:
Investments	400,893	814,867	(623,653)
Futures	1,226	—	—
Net realized and unrealized gain (loss)	401,803	1,926,374	523,184
Net increase (decrease) in net assets from operations	$719,349	$13,734,406	$10,561,440

See accompanying notes to financial statements.

29

Statement of Changes in Net Assets

	California High Yield	California		California Insured
	For the period 3/28/06 (commencement of operations) through 2/28/07	Year Ended 2/28/07	Year Ended 2/28/06	Year Ended 2/28/07	Year Ended 2/28/06
Operations
Net investment income	$317,546	$11,808,032	$11,581,956	$10,038,256	$10,612,463
Net realized gain (loss) from investments	(316)	1,111,507	335,391	1,146,837	1,454,288
Net change in unrealized appreciation (depreciation) of:
Investments	400,893	814,867	(533,035)	(623,653)	(1,499,540)
Futures	1,226	—	—	—	—
Net increase (decrease) in net assets from operations	719,349	13,734,406	11,384,312	10,561,440	10,567,211
Distributions to Shareholders
From net investment income:
Class A	(261,484)	(3,602,313)	(3,154,503)	(3,548,915)	(3,447,900)
Class B	(778)	(373,717)	(521,065)	(448,392)	(576,643)
Class C	(60,912)	(786,140)	(778,459)	(442,081)	(453,166)
Class R	(1,321)	(7,010,240)	(7,444,490)	(5,648,298)	(6,182,683)
From accumulated net realized gains:
Class A	—	—	—	(418,252)	(285,208)
Class B	—	—	—	(61,892)	(54,870)
Class C	—	—	—	(60,807)	(42,880)
Class R	—	—	—	(618,275)	(477,906)
Decrease in net assets from distributions to shareholders	(324,495)	(11,772,410)	(11,898,517)	(11,246,912)	(11,521,256)
Fund Share Transactions
Proceeds from sale of shares	18,049,490	47,505,864	24,184,394	15,098,958	15,122,386
Proceeds from shares issued to shareholders due to reinvestment of distributions	106,767	6,718,385	6,928,543	6,580,713	6,582,323
	18,156,257	54,224,249	31,112,937	21,679,671	21,704,709
Cost of shares redeemed	(773,310)	(35,928,294)	(27,945,821)	(31,006,451)	(25,580,892)
Net increase (decrease) in net assets from Fund share transactions	17,382,947	18,295,955	3,167,116	(9,326,780)	(3,876,183)
Net increase (decrease) in net assets	17,777,801	20,257,951	2,652,911	(10,012,252)	(4,830,228)
Net assets at the beginning of year	—	271,649,782	268,996,871	254,976,577	259,806,805
Net assets at the end of year	$17,777,801	$291,907,733	$271,649,782	$244,964,325	$254,976,577
Undistributed (Over-distribution of) net investment income at the end of year	$(3,568)	$(443,643)	$(478,879)	$(258,511)	$(209,081)

See accompanying notes to financial statements.

30

Statement of Cash Flows

California High Yield
For the period 3/28/06 (commencement of operations) through 2/28/07
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$719,349
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(22,852,646)
Proceeds from sales of investments	271,896
Amortization/(Accretion) of premiums and discounts, net	(3,135)
(Increase) Decrease in receivable for interest	(291,763)
Increase (Decrease) in receivable for variation margin on futures contracts	(1,226)
(Increase) Decrease in other assets	(3)
Increase (Decrease) in payable for investments purchased	317,224
Increase (Decrease) in accrued management fees	323
Increase (Decrease) in accrued 12b-1 distribution and service fees	3,977
Increase (Decrease) in accrued other liabilities	10,720
Net realized (gain) loss from investments	316
Change in net unrealized (appreciation) depreciation of investments	(400,893)
Net cash provided by (used in) operating activities	(22,225,861)
Cash Flows from Financing Activities:
Increase (Decrease) in floating rate obligations	4,980,000
Increase (Decrease) in cash overdraft balance	11,970
Cash distributions paid to shareholders	(156,018)
Proceeds from sale of shares	18,028,495
Cost of shares redeemed	(638,586)
Net cash provided by (used in) financing activities	22,225,861
Net Increase (Decrease) in Cash	—
Cash at the beginning of period	—
Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of share distributions of $106,767.

See accompanying notes to financial statements.

31

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen California High Yield Municipal Bond Fund (“California High Yield”), Nuveen California Municipal Bond Fund (“California”) and Nuveen California Insured Municipal Bond Fund (“California Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

California and California Insured seek to provide tax-free income and preservation of capital through investments in diversified portfolios of municipal bonds.

California High Yield seeks to provide a high level of tax-free income through investments in a diversified portfolio of high yield municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and ask prices. If the pricing service is unable to supply a price for a municipal bond or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2007, California High Yield had outstanding when-issued/delayed delivery purchase commitments of $317,224. There were no such outstanding purchase commitments in California or California Insured.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the period covered by this report, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance

California Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s

32

shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Floating rate obligations interest expense and fees” in the Statement of Operations.

During the period covered by this report, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate related to self-deposited inverse floaters during the period covered by this report, were as follows:

	California High Yield	California	California Insured
Average floating rate obligations	$1,315,193	$19,516,767	$1,849,397
Average annual interest rate and fees	3.54%	3.77%	3.85%

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

33

Notes to Financial Statements (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is noted in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	California High Yield
	For the Period 3/28/06 (commencement of operations) through 2/28/07
	Shares	Amount
Shares sold:
Class A	1,452,634	$14,836,462
Class B	6,877	69,995
Class C	299,699	3,038,033
Class R	10,088	105,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,585	87,854
Class B	42	424
Class C	1,728	17,740
Class R	73	749
	1,779,726	18,156,257
Shares redeemed:
Class A	(67,182)	(694,263)
Class B	—	—
Class C	(7,697)	(79,047)
Class R	—	—
	(74,879)	(773,310)
Net increase (decrease)	1,704,847	$17,382,947

34

	California
	Year Ended 2/28/07		Year Ended 2/28/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,784,912	$28,729,699	1,584,639	$16,482,717
Class A – automatic conversion of Class B shares	46,646	484,144	75,843	790,621
Class B	30,137	312,531	50,007	520,514
Class C	442,294	4,580,104	399,712	4,163,015
Class R	1,293,534	13,399,386	213,997	2,227,527
Shares issued to shareholders due to reinvestment of distributions:
Class A	145,262	1,506,868	122,509	1,277,463
Class B	17,609	182,452	23,304	242,968
Class C	30,912	319,957	32,865	342,133
Class R	454,123	4,709,108	485,847	5,065,979
	5,245,429	54,224,249	2,988,723	31,112,937
Shares redeemed:
Class A	(1,779,755)	(18,406,960)	(883,816)	(9,203,426)
Class B	(300,059)	(3,104,843)	(294,855)	(3,063,513)
Class B – automatic conversion to Class A shares	(46,689)	(484,144)	(75,914)	(790,621)
Class C	(305,031)	(3,158,249)	(235,075)	(2,444,711)
Class R	(1,040,380)	(10,774,098)	(1,193,841)	(12,443,550)
	(3,471,914)	(35,928,294)	(2,683,501)	(27,945,821)
Net increase (decrease)	1,773,515	$18,295,955	305,222	$3,167,116

	California Insured
	Year Ended 2/28/07		Year Ended 2/28/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	960,841	$10,319,857	1,105,919	$12,056,183
Class A – automatic conversion of Class B shares	111,280	1,191,344	51,195	555,762
Class B	24,612	266,031	40,691	445,624
Class C	214,128	2,297,258	115,393	1,251,318
Class R	95,619	1,024,468	74,719	813,499
Shares issued to shareholders due to reinvestment of distributions:
Class A	174,280	1,880,477	149,963	1,630,318
Class B	16,579	179,186	18,953	206,451
Class C	24,497	262,963	24,357	263,376
Class R	394,452	4,258,087	411,876	4,482,178
	2,016,288	21,679,671	1,993,066	21,704,709
Shares redeemed:
Class A	(938,737)	(10,075,035)	(829,234)	(9,022,761)
Class B	(155,498)	(1,670,535)	(299,510)	(3,273,353)
Class B – automatic conversion to Class A shares	(111,073)	(1,191,344)	(51,119)	(555,762)
Class C	(178,001)	(1,901,975)	(142,908)	(1,553,112)
Class R	(1,502,070)	(16,167,562)	(1,026,789)	(11,175,904)
	(2,885,379)	(31,006,451)	(2,349,560)	(25,580,892)
Net increase (decrease)	(869,091)	$(9,326,780)	(356,494)	$(3,876,183)

35

Notes to Financial Statements (continued)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 28, 2007, were as follows:

	California High Yield*	California	California Insured
Purchases	$22,852,646	$94,269,648	$38,871,078
Sales and maturities	271,896	60,383,356	40,878,140

* For the period March 28, 2006 (commencement of operations) through February 28, 2007.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2007, the cost of investments was as follows:

	California High Yield	California	California Insured
Cost of investments	$17,603,031	$275,389,847	$228,491,750

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2007, were as follows:

	California High Yield	California	California Insured
Gross unrealized:
Appreciation	$402,104	$14,254,163	$15,164,694
Depreciation	(627)	(15,413)	—
Net unrealized appreciation (depreciation) of investments	$401,477	$14,238,750	$15,164,694

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2007, the Funds’ tax year end, were as follows:

	California High Yield	California	California Insured
Undistributed net tax-exempt income*	$57,560	$521,376	$358,082
Undistributed net ordinary income**	174	—	35
Undistributed net long-term capital gains	736	—	300,885

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2007, paid on March 1, 2007.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended February 28, 2007 and February 28, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	California High Yield*	California	California Insured
Distributions from net tax-exempt income	$262,784	$11,703,523	$10,137,262
Distributions from net ordinary income**	—	—	—
Distribution from net long-term capital gains***	—	—	1,159,226

2006	California	California Insured
Distributions from net tax-exempt income	$11,991,592	$10,733,670
Distributions from net ordinary income**	—	—
Distributions from net long-term capital gains	—	860,864

*	For the period March 28, 2006 (commencement of operations) through February 28, 2007.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2007.

36

At February 28, 2007, California had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration year:
2011	$657,896
2012	5,101,139
2013	84,061
Total	$5,843,096

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc., (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	California High Yield Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For net assets over $2 billion	.3250

Average Daily Net Assets	California California Insured Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of February 28, 2007, the complex-level fee rate was .1837%.

Complex-Level Assets(1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of

37

Notes to Financial Statements (continued)

whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .75% of the average daily net assets of California High Yield through June 30, 2009 (1.00% after June 30, 2009), .75% of the average daily net assets of California and .975% of the average daily net assets of California Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended February 28, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

	California High Yield*	California	California Insured
Sales charges collected (unaudited)	$188,393	$137,744	$158,172
Paid to authorized dealers (unaudited)	172,882	120,492	137,058

* For the period March 28, 2006 (commencement of operations) through February 28, 2007.

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2007, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

	California High Yield*	California	California Insured
Commission advances (unaudited)	$122,243	$67,888	$65,861

* For the period March 28, 2006 (commencement of operations) through February 28, 2007.

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2007, the Distributor retained such 12b-1 fees as follows:

	California High Yield*	California	California Insured
12b-1 fees retained (unaudited)	$12,116	$128,609	$117,269

* For the period March 28, 2006 (commencement of operations) through February 28, 2007.

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2007, as follows:

	California High Yield*	California	California Insured
CDSC retained (unaudited)	$—	$29,666	$19,227

* For the period March 28, 2006 (commencement of operations) through February 28, 2007.

At February 28, 2007, the Adviser owned 500 shares of each class of California High Yield.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the first required financial statement reporting period. As a result, the Funds must begin to

38

incorporate FIN 48 into their NAV calculations by August 31, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 28, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Event

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 2, 2007, to shareholders of record on March 9, 2007, as follows:

	California High Yield	California	California Insured
Dividend per share:
Class A	$.0375	$.0355	$.0355
Class B	.0310	.0290	.0285
Class C	.0325	.0310	.0300
Class R	.0390	.0375	.0370

39

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
CALIFORNIA HIGH YIELD											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(f)		Net Invest- ment Income		Expenses(f)		Net Invest- ment Income		Expenses(f)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (3/06)
2007(e)	$10.00	$.39	$.42	$.81	$(.38)	$—	$(.38)	$10.43	8.19%	$14,539	1.84	%*	3.63	%*	1.52	%*	3.96	%*	1.43	%*	4.04	%*	3%
Class B (3/06)
2007(e)	10.00	.31	.42	.73	(.31)	—	(.31)	10.42	7.40	72	2.69	*	2.80	*	2.27	*	3.22	*	2.19	*	3.30	*	3
Class C (3/06)
2007(e)	10.00	.33	.42	.75	(.33)	—	(.33)	10.42	7.56	3,061	2.44	*	2.99	*	2.07	*	3.36	*	1.99	*	3.45		3
Class R (3/06)
2007(e)	10.00	.45	.37	.82	(.39)	—	(.39)	10.43	8.35	106	1.58	*	4.32	*	1.31	*	4.58	*	1.23	*	4.66		3

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through February 28, 2007.
(f)	The expense ratios for the period March 28, 2006 (commencement of operations) through February 28, 2007 in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.58% for each share class.

See accompanying notes to financial statements.

40

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
CALIFORNIA											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2007	$10.43	$.43	$.07	$.50	$(.43)	$—	$(.43)	$10.50	4.88%	$91,465	1.09%	4.13%	1.09%	4.13%	1.08%	4.14%	20%
2006	10.45	.45	(.01)	.44	(.46)	—	(.46)	10.43	4.28	78,408.85		4.30	.85	4.30	.85	4.30	15
2005	10.52	.48	(.08)	.40	(.47)	—	(.47)	10.45	4.02	69,151.86		4.62	.86	4.62	.86	4.62	16
2004	10.30	.49	.22	.71	(.49)	—	(.49)	10.52	7.08	58,671.88		4.74	.88	4.74	.87	4.75	28
2003	10.25	.50	.06	.56	(.51)	—	(.51)	10.30	5.67	53,441.89		4.91	.89	4.91	.88	4.92	25
Class B (3/97)
2007	10.42	.35	.07	.42	(.35)	—	(.35)	10.49	4.10	10,076	1.85	3.38	1.85	3.38	1.83	3.39	20
2006	10.44	.37	(.01)	.36	(.38)	—	(.38)	10.42	3.51	13,129	1.60	3.55	1.60	3.55	1.60	3.55	15
2005	10.51	.40	(.07)	.33	(.40)	—	(.40)	10.44	3.24	16,258	1.61	3.87	1.61	3.87	1.61	3.87	16
2004	10.29	.41	.22	.63	(.41)	—	(.41)	10.51	6.30	17,139	1.63	3.99	1.63	3.99	1.62	4.00	28
2003	10.24	.43	.06	.49	(.44)	—	(.44)	10.29	4.88	18,431	1.64	4.16	1.64	4.16	1.63	4.17	25
Class C (9/94)
2007	10.41	.37	.06	.43	(.37)	—	(.37)	10.47	4.25	23,067	1.64	3.58	1.64	3.58	1.63	3.59	20
2006	10.43	.39	(.01)	.38	(.40)	—	(.40)	10.41	3.75	21,180	1.40	3.75	1.40	3.75	1.40	3.75	15
2005	10.50	.42	(.07)	.35	(.42)	—	(.42)	10.43	3.49	19,165	1.41	4.07	1.41	4.07	1.41	4.07	16
2004	10.29	.43	.21	.64	(.43)	—	(.43)	10.50	6.42	18,341	1.43	4.19	1.43	4.19	1.42	4.20	28
2003	10.25	.45	.05	.50	(.46)	—	(.46)	10.29	5.02	17,320	1.44	4.37	1.44	4.37	1.43	4.37	25
Class R (7/86)
2007	10.43	.45	.06	.51	(.45)	—	(.45)	10.49	5.03	167,300.89		4.33	.89	4.33	.88	4.34	20
2006	10.45	.47	(.01)	.46	(.48)	—	(.48)	10.43	4.52	158,933.65		4.50	.65	4.50	.65	4.50	15
2005	10.52	.50	(.07)	.43	(.50)	—	(.50)	10.45	4.26	164,422.66		4.82	.66	4.82	.66	4.82	16
2004	10.31	.51	.21	.72	(.51)	—	(.51)	10.52	7.22	172,001.68		4.94	.68	4.94	.67	4.95	28
2003	10.26	.52	.07	.59	(.54)	—	(.54)	10.31	5.92	176,687.69		5.12	.69	5.12	.68	5.12	25

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal ended February 28, 2007 in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.26% for each share class.

See accompanying notes to financial statements.

41

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
CALIFORNIA INSURED											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2007	$10.87	$.43	$.03	$.46	$(.44)	$(.05)	$(.49)	$10.84	4.33%	$89,343.86%		4.02%	.86%	4.02%	.85%	4.03%	16%
2006	10.91	.45	—	.45	(.45)	(.04)	(.49)	10.87	4.19	86,224.84		4.10	.84	4.10	.83	4.10	14
2005	11.19	.46	(.26)	.20	(.47)	(.01)	(.48)	10.91	1.88	81,346.84		4.25	.84	4.25	.84	4.26	22
2004	11.06	.48	.15	.63	(.48)	(.02)	(.50)	11.19	5.84	83,966.86		4.38	.86	4.38	.86	4.38	14
2003	10.92	.49	.23	.72	(.50)	(.08)	(.58)	11.06	6.73	77,312.86		4.47	.86	4.47	.86	4.48	25
Class B (3/97)
2007	10.89	.35	.02	.37	(.35)	(.05)	(.40)	10.86	3.52	12,845	1.61	3.27	1.61	3.27	1.61	3.28	16
2006	10.92	.36	.02	.38	(.37)	(.04)	(.41)	10.89	3.48	15,325	1.58	3.34	1.58	3.34	1.58	3.35	14
2005	11.20	.38	(.26)	.12	(.39)	(.01)	(.40)	10.92	1.10	18,560	1.59	3.50	1.59	3.50	1.59	3.51	22
2004	11.07	.40	.15	.55	(.40)	(.02)	(.42)	11.20	5.04	21,346	1.61	3.63	1.61	3.63	1.61	3.63	14
2003	10.94	.41	.21	.62	(.41)	(.08)	(.49)	11.07	5.82	21,602	1.61	3.72	1.61	3.72	1.61	3.73	25
Class C (9/94)
2007	10.81	.37	.03	.40	(.37)	(.05)	(.42)	10.79	3.81	13,500	1.41	3.47	1.41	3.47	1.40	3.48	16
2006	10.85	.38	—	.38	(.38)	(.04)	(.42)	10.81	3.58	12,872	1.39	3.55	1.39	3.55	1.38	3.55	14
2005	11.12	.40	(.25)	.15	(.41)	(.01)	(.42)	10.85	1.37	12,952	1.40	3.70	1.40	3.70	1.39	3.71	22
2004	10.99	.42	.14	.56	(.41)	(.02)	(.43)	11.12	5.25	13,751	1.41	3.83	1.41	3.83	1.41	3.83	14
2003	10.86	.43	.21	.64	(.43)	(.08)	(.51)	10.99	6.04	13,082	1.41	3.93	1.41	3.93	1.41	3.93	25
Class R (7/86)
2007	10.87	.45	.04	.49	(.46)	(.05)	(.51)	10.85	4.60	129,276.66		4.22	.66	4.22	.66	4.22	16
2006	10.91	.47	—	.47	(.47)	(.04)	(.51)	10.87	4.36	140,555.64		4.29	.64	4.29	.63	4.30	14
2005	11.19	.49	(.27)	.22	(.49)	(.01)	(.50)	10.91	2.05	146,949.65		4.45	.65	4.45	.64	4.46	22
2004	11.05	.50	.16	.66	(.50)	(.02)	(.52)	11.19	6.11	154,110.66		4.58	.66	4.58	.66	4.58	14
2003	10.91	.51	.22	.73	(.51)	(.08)	(.59)	11.05	6.91	160,678.66		4.67	.66	4.67	.66	4.68	25

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal ended February 28, 2007 in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.03% for each share class.

See accompanying notes to financial statements.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen California High Yield Municipal Bond Fund, Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the “Funds”) at February 28, 2007, the results of each of their operations for the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

April 20, 2007

43

Notes

44

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Chairman (since 1996) and Director of Nuveen Investments, Inc., Nuveen Investments, LLC; Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director of Rittenhouse Asset Management, Inc. (since 1999); Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director (1996-2004) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); formerly, Director (1996-2006) of Institutional Capital Corporation.	173

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	173

Lawrence H. Brown 7/29/34 333 W. Wacker Drive Chicago, IL 60606	Trustee	1993	Retired (since 1989) as Senior Vice President of The Northern Trust Company; Director (since 2002) Community Advisory Board for Highland Park and Highwood, United Way of the North Shore; Director (since 2006) of the Michael Rolfe Pancreatic Cancer Foundation.	173

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Adjunct Faculty Member, University of Iowa; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	173

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	173

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	171

45

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	173

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	173

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	173

Eugene S. Sunshine 1/22/50 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Senior Vice President for Business and Finance, Northwestern University (since 1997); Director (since 2003), Chicago Board Options Exchange; Chairman (since 1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization; Director (since 2006), Pathways, a provider of therapy and related information for physically disabled infants and young children; formerly, Director (2003-2006), National Mentor Holdings, a privately-held, national provider of home and community-based services.	173
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); Chartered Financial Analyst.	173

46

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	173

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	173

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	173

John N. Desmond 8/24/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2005	Vice President, Director of Investment Operations, Nuveen Investments, LLC (since 2005); formerly, Director, Business Manager, Deutsche Asset Management (2003-2004), Director, Business Development and Transformation, Deutsche Trust Bank Japan (2002-2003); previously, Senior Vice President, Head of Investment Operations and Systems, Scudder Investments Japan, (2000-2002), Senior Vice President, Head of Plan Administration and Participant Services, Scudder Investments (1995-2002).	173

Jessica R. Droeger 9/24/64 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1998	Vice President (since 2002), Assistant Secretary and Assistant General Counsel (since 1998) formerly, Assistant Vice President (since 1998) of Nuveen Investments, LLC; Vice President (2002-2004) and Assistant Secretary (1998-2004) formerly, Assistant Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President and Assistant Secretary (since 2005) of Nuveen Asset Management.	173

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	173

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	173

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	173

47

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	173

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	173

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	173

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	173

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President and Assistant General Counsel, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	173

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	173

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

48

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

49

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $162 billion in assets as of December 31, 2006, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MAN-CA-0207D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated February 28, 2007	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Connecticut Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that during the period covered by this report your Fund provided tax-free income and solid performance from a carefully selected portfolio of municipal bonds. Detailed information on your Fund’s performance can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

Every spring, as we pay our income taxes, we get a reminder of the value that a tax-free mutual fund can provide. But the potential benefits don’t stop there. A Nuveen municipal bond fund can offer more than just tax-free income - it also can provide portfolio diversification that can lead to reduced overall investment risk. To learn more about these potential benefits, we encourage you to consult a trusted financial advisor. He or she should be able to help you craft a portfolio designed to perform well through a variety of market conditions.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy - just follow the step-by-step instructions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

April 16, 2007

“A Nuveen municipal bond fund can offer more than just tax-free income – it also can provide portfolio diversification that can lead to reduced overall investment risk.”

Annual Report    Page 1

Portfolio Manager’s Comments

Nuveen Connecticut Municipal Bond Fund

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Insured Municipal Bond Fund

Portfolio manager Cathryn Steeves discusses the general market and economic conditions affecting these Funds, as well as key investment strategies and the Funds’ performance during this period. Cathryn, who has 10 years of investment experience, has managed the Funds since July 2006.

What factors had the greatest influence on the U.S. economy and the national and state municipal markets during the 12-month period ended February 28, 2007?

Over this time frame, the U.S. economy continued to expand but finished the period growing more slowly than at its start. During the first quarter of 2006, U.S. gross domestic product (GDP) rose by a robust annual rate of 5.6 percent, but slowed to an annualized 2.6 percent during the second quarter. Third- and fourth-quarter annualized GDP growth was 2.0 and 2.2 percent, respectively.

Among the factors slowing the economy were higher energy costs, a weakening housing market, and, during the first half of this reporting period, rising short-term interest rates. As this reporting period began in March 2006, the benchmark federal funds rate stood at 4.50 percent. By late June, it was 5.25 percent, and it remained at this level until the end of the reporting period.

The performance of the municipal bond market roughly corresponded to the changes in short-term interest rates. From the start of the reporting period through the end of the second quarter of 2006, municipal bonds experienced a difficult environment, with their yields rising and prices falling (bond yields and prices move in opposite directions). By the third quarter of 2006, longer-term municipal bonds began to perform better and the municipal yield curve began to flatten as long-term yields fell while short-term yields stayed high in line with the higher Fed Funds rate.

Another noteworthy trend of the period was the continued strong performance of lower-rated bonds as investors sought the higher yields often associated with these securities. As a result, sectors characterized by a significant number of lower- and non-rated bonds generally performed well.

About $387 billion of new municipal debt was issued nationally in 2006 – a 5.3 percent decrease compared to 2005 but still the second-highest annual total in history. Much of the year’s issuance came during the fourth quarter, as falling long-term rates and historically low yields provided a favorable backdrop for new offerings. Looking specifically at these Funds’ states, Connecticut municipal issuance was approximately $4.9 billion during 2006, roughly the same as in 2005. New Jersey issuers brought about $10 billion worth of new supply to market, 38 percent below the prior year’s issuance, while New York’s $32 billion of new issue supply represented a 23 percent decrease from 2005’s total.

The Connecticut economy, led by the manufacturing, financial services, education and health care sectors, continued its slow recovery during this period, with total payrolls still below pre-recession levels. In particular, the defense industry continued to play an important role in the state’s economy, as one quarter of Connecticut’s manufacturing jobs are concentrated in defense. As of January 2007, the state’s unemployment rate stood at 4.4 percent, down from 4.5 percent a year earlier and below the national average of 4.6 percent. At period end, Moody’s rated the state’s debt Aa3

The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 2/28/07

	1-Year	5-Year	10-Year
Nuveen Connecticut Municipal Bond Fund
A Shares at NAV	4.54%	4.93%	5.22%
A Shares at Offer	0.13%	4.03%	4.77%
Lipper Connecticut Municipal Debt Funds Category Average[1]	4.11%	4.19%	4.85%
Lehman Brothers Municipal Bond Index[2]	4.96%	5.14%	5.75%

Nuveen New Jersey Municipal Bond Fund
A Shares at NAV	4.44%	4.78%	5.22%
A Shares at Offer	0.08%	3.90%	4.77%
Lipper New Jersey Municipal Debt Funds Category Average[3]	4.71%	4.63%	4.88%
Lehman Brothers Municipal Bond Index[2]	4.96%	5.14%	5.75%

Nuveen New York Municipal Bond Fund
A Shares at NAV	4.44%	5.11%	5.50%
A Shares at Offer	0.01%	4.21%	5.05%
Lipper New York Municipal Debt Funds Category Average[4]	4.49%	4.55%	4.98%
Lehman Brothers Municipal Bond Index[2]	4.96%	5.14%	5.75%

Nuveen New York Insured Municipal Bond Fund
A Shares at NAV	4.02%	4.90%	5.09%
A Shares at Offer	–0.39%	4.01%	4.64%
Lipper Insured Municipal Debt Funds Category Average[5]	3.97%	4.24%	4.76%
Lehman Brothers Municipal Bond Index[2]	4.96%	5.14%	5.75%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

with a stable outlook, while Standard & Poor’s maintained an AA credit rating with a stable outlook.

Much of New Jersey’s economy is closely tied to New York City, and the state benefits from its proximity to one of the nation’s primary shipping and financial hubs. Despite weakness in the state’s important pharmaceutical and telecom industries, New Jersey’s unemployment rate as of January 2007 was 4.2 percent, below the national average as well as the 4.8 percent jobless rate in the state one year earlier. As of February 28, 2007, New Jersey’s credit ratings were Aa3 with a stable outlook from Moody’s, and AA with a stable outlook from Standard & Poor’s.

New York State’s economy is mature, deep, and diverse with key drivers being educational and health services, financial activities, and professional and business services. The state’s $880 billion economy represents 7 percent of U.S. GDP, and on a stand-alone basis would be the tenth largest in the world, according to the International Monetary Fund. After lagging the national recovery for several years, New York’s economy is now growing at a pace slightly above the national rate, though employment has yet to surpass its pre-recession peak. Unemployment for the state stood at 4.3 percent in January 2007, below the national average and the state’s 4.7 percent rate one year earlier. As of February 28, 2007, New York’s credit ratings were Aa3 from Moody’s, and AA from Standard & Poor’s.

1	The Lipper Connecticut Municipal Debt Fund category averages represent the average annual total return for all reporting Connecticut funds for the 1-year, 5-year and 10-year periods ended February 28, 2007. These averages contained 23, 21 and 17 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

3	The Lipper New Jersey Municipal Debt Fund category averages represent the average annual total return for all reporting New Jersey funds for the 1-year, 5-year and 10-year periods ended February 28, 2007. These averages contained 45, 41 and 37 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

4	The Lipper New York Municipal Debt Fund category averages represent the average annual total return for all reporting New York funds for the 1-year, 5-year and 10-year periods ended February 28, 2007. These averages contained 99, 88 and 64 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

5	The Lipper Insured Municipal Debt Fund category averages represent the average annual total return for all reporting insured municipal for the 1-year, 5-year and 10-year periods ended February 28, 2007. These averages contained 60, 59 and 52 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

Annual Report    Page 3

How did the Funds perform during the past 12 months?

The nearby chart provides total return performance information for the four Funds for the one-, five-, and ten-year periods ended February 28, 2007. Each Fund’s total return performance is compared with the Fund’s corresponding Lipper peer fund category, as well as with the national Lehman Brothers Municipal Bond Index. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national index provides an incomplete picture, because most of the national index’s results come from out-of-state bonds.

During the 12-month reporting period, all four Funds’ Class A shares at NAV underperformed the unmanaged national Lehman Brothers Municipal Bond Index. The Class A shares at NAV of the Nuveen Connecticut Municipal Bond Fund outperformed its Lipper peer group average, while the Class A shares at NAV of the Nuveen New York Municipal Bond Fund and the Nuveen New York Insured Municipal Bond Fund performed essentially in line with their Lipper peer group averages. The Class A shares at NAV of the Nuveen New Jersey Municipal Bond Fund underperformed its Lipper peer group average.

To varying degrees, all four Funds benefited from their yield curve and interest rate positioning. Generally during this period, we held relatively smaller positions in bonds with short durations – those with less price sensitivity to changes in interest rates. Overall, this was a positive for each Fund’s return, since short-duration bonds were among the poorer performers during this period. We also held relatively larger positions in intermediate maturity premium bonds (bonds priced above their par values). These premium bonds tended to perform well during the year.

In contrast, the Funds held relatively smaller positions in long-maturity bonds, which rallied during the second half of the reporting period. This hurt the performance of the Funds when compared with the Lehman Index. Another drag on performance in the Connecticut and New York Insured Funds was our exposure to bonds with short-intermediate call dates of five and six years. These holdings underperformed as the yield curve flattened and other maturity ranges did better in relative terms.

Both the Connecticut and uninsured New York Funds benefited from modest positions in derivative securities. In Connecticut, we extended the duration of the Fund by purchasing U.S. Treasury futures, which performed very well as interest rates rallied during the second half of the year. The uninsured New York Fund achieved some of the same results by extending its duration using interest rate swaps.

In addition, the Connecticut, New Jersey and uninsured New York Funds benefited from strong performance among their lower-rated bonds, which preformed well over this period. The New York Insured Fund lacked exposure to lower-rated credits, but did benefit from its positions in non-callable and inverse floating-rate bonds, both of which helped lengthen the Fund’s duration in a generally positive environment for longer-duration securities.

What strategies were used to manage the Funds, and how did these strategies influence performance?

Across all four Funds, we continued our theme of careful duration management by seeking to keep each portfolio’s level of interest rate sensitivity in line with target levels. In each Fund, we took advantage of suitable opportunities to lengthen durations, funding purchases of longer-duration bonds with proceeds from bond calls or sales of shorter-dated holdings. Also, in the New Jersey and uninsured New York Funds, we added to duration

Annual Report    Page 4

through the purchase of long-dated non-callable zero-coupon bonds.

As noted, we also invested a small portion of the Connecticut Fund in U.S. Treasury bond futures, and a small portion of the uninsured New York Fund in interest rate swaps. In both Funds, these derivative positions enabled us to manage their durations without having to sell other positions we found attractive.

In addition to duration management, we also sought premium coupon bonds with 15- to 20-year maturities, which we believed offered our shareholders the best current total return prospects relative to their risk. In the uninsured Funds, we continued to look for favorably valued lower-rated bonds to add to the portfolios. Such opportunities were relatively difficult to find in Connecticut and New York during the period. New Jersey offered a wider range of lower-rated alternatives, enabling us to purchase several new positions in the tobacco, health care and higher education sectors. Although we were not able to purchase lower-rated bonds in the insured New York Fund, we were able to buy some favorably priced insured securities that provided some extra yield relative to other AAA rated insured bonds.

As we looked for attractively structured securities to add to both New York Funds, we added a variety of new health care bonds. Also, two notable recent additions were bonds issued to help finance new baseball stadiums for the Yankees and the Mets. An additional noteworthy new position established during the period was in bonds for the Hudson Yards, a very large redevelopment project on the west side of Manhattan. Purchasing these securities assisted our duration management efforts, and we believed that the strong investor demand for these projects would improve the bonds’ future total return prospects.

Dividend Information

In May 2006, the monthly dividend for the Connecticut Fund’s B shares was increased by $0.0005 per share. There were no other changes to the dividends of any of the four Funds in this report during the reporting period. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2007, the Connecticut, New Jersey and insured New York Funds profiled in this report had negative UNII balances for financial statement purposes and positive UNII balances for tax purposes. The uninsured New York Fund had a positive UNII balance for both financial statement and tax purposes.

Annual Report    Page 5

Nuveen Connecticut Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen New Jersey Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 6

Nuveen New York Municipal Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen New York Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Fund Spotlight as of 2/28/07 Nuveen Connecticut Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.67	$10.66	$10.66	$10.71
Latest Monthly Dividend[1]	$0.0350	$0.0285	$0.0300	$0.0370
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0318	$0.0318	$0.0318	$0.0318
Inception Date	7/13/87	2/11/97	10/04/93	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/07
A Shares	NAV	Offer
1-Year	4.54%	0.13%
5-Year	4.93%	4.03%
10-Year	5.22%	4.77%
B Shares	w/o CDSC	w/CDSC
1-Year	3.67%	-0.33%
5-Year	4.14%	3.97%
10-Year	4.58%	4.58%
C Shares	NAV
1-Year	3.96%
5-Year	4.35%
10-Year	4.65%
R Shares	NAV
1-Year	4.66%
5-Year	5.13%
10-Year	5.45%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.94%	3.77%
SEC 30-Day Yield[4]	3.30%	3.16%
Taxable-Equivalent Yield[4,5]	4.82%	4.62%
B Shares	NAV
Dividend Yield[3]	3.21%
SEC 30-Day Yield	2.56%
Taxable-Equivalent Yield[5]	3.74%
C Shares	NAV
Dividend Yield[3]	3.38%
SEC 30-Day Yield	2.76%
Taxable-Equivalent Yield[5]	4.04%
R Shares	NAV
Dividend Yield[3]	4.15%
SEC 30-Day Yield	3.50%
Taxable-Equivalent Yield[5]	5.12%

Average Annual Total Returns as of 3/31/07
A Shares	NAV	Offer
1-Year	5.04%	0.64%
5-Year	5.21%	4.30%
10-Year	5.31%	4.86%
B Shares	w/o CDSC	w/CDSC
1-Year	4.27%	0.27%
5-Year	4.42%	4.26%
10-Year	4.67%	4.67%
C Shares	NAV
1-Year	4.45%
5-Year	4.64%
10-Year	4.74%
R Shares	NAV
1-Year	5.25%
5-Year	5.41%
10-Year	5.53%

Portfolio Statistics

Net Assets ($000)	$300,490
Average Effective Maturity on Securities (Years)	16.00
Average Duration	5.42

1	Paid March 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2007.

2	Paid December 1, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

Annual Report    Page 8

Fund Spotlight as of 2/28/07 Nuveen Connecticut Municipal Bond Fund

Bond Credit Quality1

Industries1

Education and Civic Organizations	21.1%
Tax Obligation/General	19.7%
U.S. Guaranteed	13.6%
Water and Sewer	7.9%
Utilities	7.7%
Health Care	7.7%
Tax Obligation/Limited	6.5%
Long-Term Care	5.3%
Other	10.5%
1	As a percentage of total investments as of February 28, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/07)	$1,026.70	$1,023.00	$1,023.90	$1,027.70	$1,019.22	$1,015.51	$1,016.50	$1,020.22
Expenses Incurred During Period	$5.64	$9.40	$8.40	$4.64	$5.62	$9.36	$8.37	$4.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.12%, 1.87%, 1.67% and ..92% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 9

Fund Spotlight as of 2/28/07 Nuveen New Jersey Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.82	$10.83	$10.79	$10.85
Latest Monthly Dividend[1]	$0.0345	$0.0275	$0.0295	$0.0360
Latest Capital Gain Distribution[2]	$0.0129	$0.0129	$0.0129	$0.0129
Inception Date	9/06/94	2/03/97	9/21/94	2/28/92

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/07
A Shares	NAV	Offer
1-Year	4.44%	0.08%
5-Year	4.78%	3.90%
10-Year	5.22%	4.77%
B Shares	w/o CDSC	w/CDSC
1-Year	3.72%	-0.28%
5-Year	4.02%	3.85%
10-Year	4.59%	4.59%
C Shares	NAV
1-Year	3.87%
5-Year	4.23%
10-Year	4.64%
R Shares	NAV
1-Year	4.70%
5-Year	5.01%
10-Year	5.43%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.83%	3.67%
SEC 30-Day Yield[4]	3.52%	3.37%
Taxable-Equivalent Yield[4,5]	5.22%	5.00%
B Shares	NAV
Dividend Yield[3]	3.05%
SEC 30-Day Yield	2.77%
Taxable-Equivalent Yield[5]	4.11%
C Shares	NAV
Dividend Yield[3]	3.28%
SEC 30-Day Yield	2.97%
Taxable-Equivalent Yield[5]	4.41%
R Shares	NAV
Dividend Yield[3]	3.98%
SEC 30-Day Yield	3.71%
Taxable-Equivalent Yield[5]	5.50%

Average Annual Total Returns as of 3/31/07
A Shares	NAV	Offer
1-Year	5.03%	0.59%
5-Year	5.14%	4.25%
10-Year	5.28%	4.84%
B Shares	w/o CDSC	w/CDSC
1-Year	4.21%	0.21%
5-Year	4.35%	4.18%
10-Year	4.65%	4.65%
C Shares	NAV
1-Year	4.36%
5-Year	4.55%
10-Year	4.70%
R Shares	NAV
1-Year	5.19%
5-Year	5.34%
10-Year	5.48%

Portfolio Statistics

Net Assets ($000)	$195,225
Average Effective Maturity on Securities (Years)	15.82
Average Duration	5.37

1	Paid March 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2007.

2	Paid December 1, 2006. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

Annual Report    Page 10

Fund Spotlight as of 2/28/07 Nuveen New Jersey Municipal Bond Fund

Bond Credit Quality1

Industries1

Tax Obligation/Limited	21.9%
Transportation	18.5%
U.S. Guaranteed	12.7%
Health Care	12.4%
Tax Obligation/General	10.0%
Education and Civic Organizations	9.7%
Long-Term Care	6.0%
Other	8.8%
1	As a percentage of total investments as of February 28, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/07)	$1,027.20	$1,023.20	$1,024.40	$1,027.90	$1,019.97	$1,016.20	$1,017.19	$1,020.96
Expenses Incurred During Period	$4.89	$8.70	$7.70	$3.89	$4.88	$8.67	$7.67	$3.88

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .97%, 1.73%, 1.53% and ..77% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 11

Fund Spotlight as of 2/28/07 Nuveen New York Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.86	$10.86	$10.87	$10.88
Latest Monthly Dividend[1]	$0.0365	$0.0300	$0.0320	$0.0385
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0115	$0.0115	$0.0115	$0.0115
Inception Date	9/07/94	2/03/97	9/19/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/07
A Shares	NAV	Offer
1-Year	4.44%	0.01%
5-Year	5.11%	4.21%
10-Year	5.50%	5.05%
B Shares	w/o CDSC	w/CDSC
1-Year	3.69%	-0.31%
5-Year	4.33%	4.16%
10-Year	4.87%	4.87%
C Shares	NAV
1-Year	3.92%
5-Year	4.54%
10-Year	4.93%
R Shares	NAV
1-Year	4.66%
5-Year	5.30%
10-Year	5.71%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.03%	3.86%
SEC 30-Day Yield[4]	3.36%	3.22%
Taxable-Equivalent Yield[4,5]	5.01%	4.80%
B Shares	NAV
Dividend Yield[3]	3.31%
SEC 30-Day Yield	2.62%
Taxable-Equivalent Yield[5]	3.90%
C Shares	NAV
Dividend Yield[3]	3.53%
SEC 30-Day Yield	2.82%
Taxable-Equivalent Yield[5]	4.20%
R Shares	NAV
Dividend Yield[3]	4.25%
SEC 30-Day Yield	3.56%
Taxable-Equivalent Yield[5]	5.31%

Average Annual Total Returns as of 3/31/07
A Shares	NAV	Offer
1-Year	4.93%	0.52%
5-Year	5.39%	4.49%
10-Year	5.59%	5.14%
B Shares	w/o CDSC	w/CDSC
1-Year	4.17%	0.17%
5-Year	4.61%	4.44%
10-Year	4.95%	4.95%
C Shares	NAV
1-Year	4.40%
5-Year	4.82%
10-Year	5.02%
R Shares	NAV
1-Year	5.15%
5-Year	5.61%
10-Year	5.80%

Portfolio Statistics

Net Assets ($000)	$397,292
Average Effective Maturity on Securities (Years)	15.25
Average Duration	5.39

1	Paid March 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2007.

2	Paid December 1, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Annual Report    Page 12

Fund Spotlight as of 2/28/07 Nuveen New York Municipal Bond Fund

Bond Credit Quality1

Industries1

U.S. Guaranteed	19.5%
Tax Obligation/Limited	17.5%
Health Care	11.8%
Transportation	10.8%
Education and Civic Organizations	9.5%
Utilities	7.9%
Tax Obligation/General	6.2%
Housing/Multifamily	4.7%
Other	12.1%
1	As a percentage of total investments as of February 28, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/07)	$1,025.20	$1,021.50	$1,022.60	$1,026.30	$1,019.09	$1,015.32	$1,016.32	$1,020.09
Expenses Incurred During Period	$5.77	$9.57	$8.57	$4.77	$5.76	$9.54	$8.55	$4.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.91%, 1.71% and ..95% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 13

Fund Spotlight as of 2/28/07 Nuveen New York Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.37	$10.40	$10.37	$10.40
Latest Monthly Dividend[1]	$0.0335	$0.0270	$0.0285	$0.0350
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0452	$0.0452	$0.0452	$0.0452
Inception Date	9/07/94	2/11/97	9/14/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/07
A Shares	NAV	Offer
1-Year	4.02%	-0.39%
5-Year	4.90%	4.01%
10-Year	5.09%	4.64%
B Shares	w/o CDSC	w/CDSC
1-Year	3.23%	-0.76%
5-Year	4.13%	3.96%
10-Year	4.47%	4.47%
C Shares	NAV
1-Year	3.31%
5-Year	4.31%
10-Year	4.52%
R Shares	NAV
1-Year	4.08%
5-Year	5.11%
10-Year	5.30%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.88%	3.72%
SEC 30-Day Yield[4]	3.12%	2.99%
Taxable-Equivalent Yield[4,5]	4.65%	4.46%
B Shares	NAV
Dividend Yield[3]	3.12%
SEC 30-Day Yield	2.38%
Taxable-Equivalent Yield[5]	3.55%
C Shares	NAV
Dividend Yield[3]	3.30%
SEC 30-Day Yield	2.58%
Taxable-Equivalent Yield[5]	3.85%
R Shares	NAV
Dividend Yield[3]	4.04%
SEC 30-Day Yield	3.32%
Taxable-Equivalent Yield[5]	4.95%

Average Annual Total Returns as of 3/31/07
A Shares	NAV	Offer
1-Year	4.72%	0.33%
5-Year	5.23%	4.34%
10-Year	5.21%	4.76%
B Shares	w/o CDSC	w/CDSC
1-Year	3.92%	-0.08%
5-Year	4.45%	4.29%
10-Year	4.59%	4.59%
C Shares	NAV
1-Year	4.11%
5-Year	4.66%
10-Year	4.65%
R Shares	NAV
1-Year	4.99%
5-Year	5.43%
10-Year	5.43%

Portfolio Statistics

Net Assets ($000)	$325,765
Average Effective Maturity on Securities (Years)	16.51
Average Duration	5.26

1	Paid March 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2007.

2	Paid December 1, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Annual Report    Page 14

Fund Spotlight as of 2/28/07 Nuveen New York Insured Municipal Bond Fund

Bond Credit Quality1

The Fund features a portfolio of primarily investment-grade, long-term municipal investments. These investments are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Industries1

Tax Obligation/Limited	23.5%
Transportation	17.5%
Health Care	13.6%
Tax Obligation/General	11.5%
Education and Civic Organizations	9.9%
U.S. Guaranteed	6.4%
Utilities	5.4%
Other	12.2%
1	As a percentage of total investments as of February 28, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/07)	$1,023.90	$1,021.00	$1,021.00	$1,024.70	$1,019.45	$1,015.73	$1,016.72	$1,020.44
Expenses Incurred During Period	$5.41	$9.16	$8.16	$4.41	$5.40	$9.14	$8.14	$4.40

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 1.63% and ..88% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report    Page 15

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Staples – 1.6%

$4,610	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$4,815,744

	Education and Civic Organizations – 22.5%

2,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Quinnipiac University, Series 2006, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	AAA	2,147,260

3,000	Connecticut Health and Education Facilities Authority, Revenue Bonds, Trinity College, Series 2007J, 4.500%, 7/01/37 (WI/DD, Settling 3/07/07) – MBIA Insured	7/17 at 100.00	AAA	3,050,760

	Connecticut Health and Education Facilities Authority, University of Hartford Revenue Bonds, Series 2006G:
4,995	5.250%, 7/01/26 – RAAI Insured	7/16 at 100.00	AA	5,446,948
2,250	5.250%, 7/01/36 – RAAI Insured	7/16 at 100.00	AA	2,444,468

1,540	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Brunswick School, Series 2003B, 5.000%, 7/01/33 – MBIA Insured	7/13 at 100.00	AAA	1,626,748

1,490	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 1998A, 5.000%, 7/01/18 – RAAI Insured	7/08 at 101.00	AA	1,522,735

450	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Canterbury School, Series 2006B, 5.000%, 7/01/36 – RAAI Insured	7/16 at 100.00	AA	474,885

750	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut College, Series 2000D, 5.750%, 7/01/30 – MBIA Insured	7/10 at 101.00	AAA	802,553

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2003F, 5.000%, 11/01/13 – FSA Insured	No Opt. Call	AAA	1,083,290

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Connecticut State University System, Series 2005H:
1,100	5.000%, 11/01/17 – FSA Insured	11/15 at 100.00	AAA	1,202,498
4,700	5.000%, 11/01/18 – FSA Insured	11/15 at 100.00	AAA	5,130,285

925	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Greenwich Academy, Series 2001B, 5.000%, 3/01/32 – FSA Insured	3/11 at 101.00	AAA	967,458

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Horace Bushnell Memorial Hall, Series 1999A, 5.625%, 7/01/29 – MBIA Insured	7/09 at 101.00	Aaa	2,100,620

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Kent School, Series 2004D, 5.000%, 7/01/16 – MBIA Insured	1/15 at 100.00	Aaa	704,496

900	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2001E, 5.250%, 7/01/21	7/11 at 101.00	A2	956,961

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2005F, 5.250%, 7/01/18 – AMBAC Insured	No Opt. Call	Aaa	1,129,100

1,125	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 1998E, 5.000%, 7/01/28 – RAAI Insured	7/08 at 101.00	AA	1,147,568

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Suffield Academy, Series 1997A, 5.400%, 7/01/27 – MBIA Insured	7/07 at 102.00	AAA	1,025,060

2,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2001G, 5.000%, 7/01/31 – AMBAC Insured	7/11 at 101.00	AAA	2,359,530

650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Trinity College, Series 2004H, 5.000%, 7/01/17 – MBIA Insured	4/14 at 100.00	AAA	704,080

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, University of Hartford, Series 2002E:
1,000	5.500%, 7/01/22 – RAAI Insured	7/12 at 101.00	AA	1,082,300
6,000	5.250%, 7/01/32 – RAAI Insured	7/12 at 101.00	AA	6,374,460

4,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2002W, 5.125%, 7/01/27	7/09 at 100.00	AAA	4,622,985

755	Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds, Family Education Loan Program, Series 2001A, 5.250%, 11/15/18 – MBIA Insured (Alternative Minimum Tax)	11/11 at 100.00	Aaa	790,175

16

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Education and Civic Organizations (continued)

$1,435	University of Connecticut, General Obligation Bonds, Series 2004A, 5.000%, 1/15/16 – MBIA Insured	1/14 at 100.00	AAA	$1,549,527

2,670	University of Connecticut, General Obligation Bonds, Series 2005A, 5.000%, 2/15/17 – FSA Insured	2/15 at 100.00	AAA	2,902,504

	University of Connecticut, General Obligation Bonds, Series 2006A:
6,200	5.000%, 2/15/19 – FGIC Insured	2/16 at 100.00	AAA	6,762,588
1,605	5.000%, 2/15/23 – FGIC Insured	2/16 at 100.00	AAA	1,744,410

2,160	University of Connecticut, Student Fee Revenue Bonds, Series 2002A, 5.250%, 5/15/18	5/12 at 100.00	AA–	2,311,502

3,120	University of Connecticut, Student Fee Revenue Refunding Bonds, Series 2002A, 5.250%, 11/15/20 – FGIC Insured	11/12 at 101.00	AAA	3,382,922
63,220	Total Education and Civic Organizations			67,550,676
	Health Care – 8.2%

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bridgeport Hospital Issue, Series 1992A, 6.625%, 7/01/18 – MBIA Insured	7/07 at 100.00	AAA	2,004,200

2,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Bristol Hospital, Series 2002B, 5.500%, 7/01/32 – RAAI Insured	7/12 at 101.00	AA	2,160,080

1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Catholic Health East, Series 1999F, 5.750%, 11/15/29 – MBIA Insured	11/09 at 101.00	AAA	1,587,405

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Danbury Hospital, Series 1999G:
500	5.700%, 7/01/22 – AMBAC Insured	7/09 at 101.00	AAA	525,205
1,000	5.625%, 7/01/25 – AMBAC Insured	7/09 at 101.00	AAA	1,050,310

640	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A, 6.000%, 7/01/25 – RAAI Insured	7/10 at 101.00	AA	686,374

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hospital for Special Care, Series 1997B:
1,000	5.375%, 7/01/17	7/07 at 102.00	BBB–	1,023,780
3,500	5.500%, 7/01/27	7/07 at 102.00	BBB–	3,582,740

800	Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Britain General Hospital Issue, Series 1994B, 6.000%, 7/01/24 – AMBAC Insured	7/07 at 100.00	AAA	813,408

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Stamford Hospital, Series 1999G, 5.000%, 7/01/18 – MBIA Insured	7/09 at 101.00	Aaa	1,034,730

2,725	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Waterbury Hospital, Series 1999C, 5.750%, 7/01/20 – RAAI Insured	7/09 at 101.00	AA	2,857,135

6,720	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale-New Haven Hospital, Series 2006J-1, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AAA	7,231,053
23,385	Total Health Care			24,556,420
	Housing/Multifamily – 2.9%

1,885	Bridgeport Housing Authority, Connecticut, Multifamily Housing Revenue Bonds, Stratfield Apartments, Series 1999, 7.250%, 12/01/24 (Alternative Minimum Tax)	12/09 at 102.00	N/R	2,011,842

2,000	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 1999D-2, 6.200%, 11/15/41 (Alternative Minimum Tax)	12/09 at 100.00	AAA	2,116,220

3,000	Connecticut Housing Finance Authority, Multifamily Housing Mortgage Finance Program Bonds, Series 2006G-2, 4.800%, 11/15/27 (Alternative Minimum Tax)	11/15 at 100.00	AAA	3,073,440

1,370	New Britain Senior Citizens Housing Development Corporation, Connecticut, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Nathan Hale Apartments, Series 1992A, 6.875%, 7/01/24	7/07 at 100.00	AAA	1,423,088

65	Stamford Housing Authority, Connecticut, Multifamily Housing Revenue Bonds, Fairfield Apartments, Series 1998, 4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative Minimum Tax)	No Opt. Call	A–	65,893
8,320	Total Housing/Multifamily			8,690,483

17

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Single Family – 2.9%

$1,595	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2001C, 5.300%, 11/15/33 (Alternative Minimum Tax)	11/10 at 100.00	AAA	$1,638,910

	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006-A1:
1,610	4.700%, 11/15/26 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,638,127
1,735	4.800%, 11/15/31 (Alternative Minimum Tax)	11/15 at 100.00	AAA	1,768,676

3,500	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Bonds, Series 2006D, 4.650%, 11/15/27	5/16 at 100.00	AAA	3,606,435
8,440	Total Housing/Single Family			8,652,148
	Industrials – 2.1%

5,250	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1992A, 6.450%, 11/15/22 (Alternative Minimum Tax)	5/07 at 100.00	BB+	5,338,148

1,000	Connecticut Resource Recovery Authority, Revenue Bonds, American Ref-Fuel Company of Southeastern Connecticut LP, Series 1998A-II, 5.500%, 11/15/15 (Alternative Minimum Tax)	12/11 at 102.00	Baa2	1,050,510
6,250	Total Industrials			6,388,658
	Long-Term Care – 5.6%

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Church Homes Inc. – Congregational Avery Heights, Series 1997:
1,700	5.700%, 4/01/12	4/07 at 102.00	BBB–	1,734,425
2,560	5.800%, 4/01/21	4/07 at 102.00	BBB–	2,609,587

	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Connecticut Baptist Homes Inc., Series 1999:
1,000	5.500%, 9/01/15 – RAAI Insured	9/09 at 102.00	AA	1,055,590
500	5.625%, 9/01/22 – RAAI Insured	9/09 at 102.00	AA	528,040

1,875	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Elim Park Baptist Home Inc., Series 1998A, 5.375%, 12/01/18	6/07 at 103.00	BBB+	1,921,125

1,000	Connecticut Development Authority, First Mortgage Gross Revenue Refunding Healthcare Bonds, Mary Wade Home Inc., Series 1999A, 6.375%, 12/01/18	12/09 at 102.00	N/R	1,080,260

	Connecticut Development Authority, Revenue Refunding Bonds, Duncaster Inc., Series 1999A:
2,200	5.250%, 8/01/19 – RAAI Insured	2/10 at 102.00	AA	2,306,722
3,910	5.375%, 8/01/24 – RAAI Insured	2/10 at 102.00	AA	4,128,217

1,000	Connecticut Health and Educational Facilities Authority, FHA-Insured Mortgage Revenue Bonds, Hebrew Home and Hospital, Series 1999B, 5.200%, 8/01/38	8/08 at 102.00	AAA	1,034,890

500	Connecticut Housing Finance Authority, Group Home Mortgage Finance Program Special Obligation Bonds, Series 2000GH-5, 5.850%, 6/15/30 – AMBAC Insured	6/10 at 102.00	AAA	536,730
16,245	Total Long-Term Care			16,935,586
	Materials – 0.3%

1,000	Sprague, Connecticut, Environmental Improvement Revenue Bonds, International Paper Company, Series 1997A, 5.700%, 10/01/21 (Alternative Minimum Tax)	10/07 at 102.00	BBB	1,026,990
	Tax Obligation/General – 21.1%

1,500	Bridgeport, Connecticut, General Obligation Refunding Bonds, Series 2002A, 5.375%, 8/15/19 – FGIC Insured	8/12 at 100.00	Aaa	1,620,540

325	Canterbury, Connecticut, General Obligation Bonds, Series 1989, 7.200%, 5/01/09	No Opt. Call	A3	347,763

395	Colchester, Connecticut, General Obligation Bonds, Series 2001, 5.500%, 6/15/14 – FGIC Insured	6/11 at 102.00	Aaa	430,479

3,330	Connecticut, General Obligation Bonds, Series 2004C, 5.000%, 4/01/23 – FGIC Insured	4/14 at 100.00	AAA	3,566,630

5,500	Connecticut, General Obligation Bonds, Series 2006A, 4.750%, 12/15/24	12/16 at 100.00	AA	5,824,500

2,200	Connecticut, General Obligation Bonds, Series 2006C, 5.000%, 6/01/23 – FSA Insured	6/16 at 100.00	AAA	2,396,240

	Connecticut, General Obligation Bonds, Series 2001C:
5,000	5.500%, 12/15/13 (UB)	No Opt. Call	AA	5,550,500
10,000	5.500%, 12/15/14 (UB)	No Opt. Call	AA	11,227,700

18

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)

$545	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.000%, 7/15/16 – FGIC Insured	7/11 at 102.00	Aaa	$582,670

	Hartford, Connecticut, General Obligation Bonds, Series 2005A:
1,195	5.000%, 8/01/20 – FSA Insured	8/15 at 100.00	AAA	1,293,492
595	5.000%, 8/01/21 – FSA Insured	8/15 at 100.00	AAA	643,594
1,210	4.375%, 8/01/24 – FSA Insured	8/15 at 100.00	AAA	1,233,038

100	New London, Connecticut, General Obligation Bonds, Series 1988, 7.300%, 12/01/07	No Opt. Call	A+	102,646

	North Haven, Connecticut, General Obligation Bonds, Series 2006:
1,200	5.000%, 7/15/20	No Opt. Call	Aa2	1,347,888
1,455	5.000%, 7/15/21	No Opt. Call	Aa2	1,639,261
485	5.000%, 7/15/24	No Opt. Call	Aa2	552,197

975	Northern Mariana Islands, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20 – ACA Insured	6/10 at 100.00	A	1,031,501

	Old Saybrook, Connecticut, General Obligation Bonds, Series 1989:
160	7.400%, 5/01/08	No Opt. Call	Aa3	166,642
160	7.400%, 5/01/09	No Opt. Call	Aa3	172,070

	Old Saybrook, Connecticut, General Obligation Bonds, Series 1991:
275	6.500%, 2/15/10 – AMBAC Insured	No Opt. Call	AAA	296,623
270	6.500%, 2/15/11 – AMBAC Insured	No Opt. Call	AAA	297,788

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
700	5.500%, 7/01/14 – FSA Insured (UB)	No Opt. Call	AAA	783,419
2,125	5.500%, 7/01/16 – FSA Insured (UB)	No Opt. Call	AAA	2,425,581
2,500	5.500%, 7/01/17 – FSA Insured (UB)	No Opt. Call	AAA	2,881,325
2,870	5.500%, 7/01/18 – FSA Insured (UB)	No Opt. Call	AAA	3,323,202
1,875	5.500%, 7/01/19 – FSA Insured (UB)	No Opt. Call	AAA	2,185,594

420	Regional School District 15, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 8/15/22 – FSA Insured	8/10 at 101.00	Aaa	438,778

	Regional School District 16, Beacon Falls and Prospect, Connecticut, General Obligation Bonds, Series 2000:
650	5.500%, 3/15/18 – FSA Insured	3/10 at 101.00	Aaa	689,130
650	5.625%, 3/15/19 – FSA Insured	3/10 at 101.00	Aaa	691,451
650	5.700%, 3/15/20 – FSA Insured	3/10 at 101.00	Aaa	692,842

2,050	Stratford, Connecticut, General Obligation Bonds, Series 2002, 4.000%, 2/15/16 – FSA Insured	2/12 at 100.00	AAA	2,080,709

	Suffield, Connecticut, General Obligation Bonds, Series 2005:
600	5.000%, 6/15/17	No Opt. Call	AA	666,036
600	5.000%, 6/15/19	No Opt. Call	AA	671,742

	Watertown, Connecticut, General Obligation Bonds, Series 2005:
1,055	5.000%, 8/01/14 – MBIA Insured	No Opt. Call	Aaa	1,144,949
1,060	5.000%, 8/01/15 – MBIA Insured	No Opt. Call	Aaa	1,158,379

2,170	West Hartford, Connecticut, General Obligation Bonds, Series 2005B, 5.000%, 10/01/17	10/15 at 100.00	AAA	2,385,481

	Winchester, Connecticut, General Obligation Bonds, Series 1990:
140	6.750%, 4/15/07	No Opt. Call	A2	140,535
140	6.750%, 4/15/08	No Opt. Call	A2	144,638
140	6.750%, 4/15/09	No Opt. Call	A2	148,589
140	6.750%, 4/15/10	No Opt. Call	A2	152,354
57,410	Total Tax Obligation/General			63,128,496
	Tax Obligation/Limited – 6.9%

2,600	Connecticut Health and Educational Facilities Authority, Child Care Facilities Program Revenue Bonds, Series 2006F, 5.000%, 7/01/36 – AGC Insured	7/16 at 100.00	AAA	2,758,184

825	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Child Care Facilities Program, Series 1998A, 5.000%, 7/01/28 – AMBAC Insured	7/08 at 102.00	AAA	849,354

2,895	Connecticut Health and Educational Facilities Authority, Revenue Bonds, New Opportunities for Waterbury Inc., Series 1998A, 6.750%, 7/01/28	7/08 at 105.00	A	3,123,213

19

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited (continued)

	Connecticut, Certificates of Participation, Juvenile Training School, Series 2001:
$1,275	5.000%, 12/15/20	12/11 at 101.00	AA–		$1,344,908
1,000	5.000%, 12/15/30	12/11 at 101.00	AA–		1,046,750

1,150	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 1992B, 6.125%, 9/01/12	No Opt. Call	AA		1,253,661

4,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2002B, 5.000%, 12/01/20 – AMBAC Insured	12/12 at 100.00	AAA		4,247,000

1,000	Connecticut, Special Tax Obligation Transportation Infrastructure Purpose Bonds, Series 2003B, 5.000%, 1/01/23 – FGIC Insured	1/14 at 100.00	AAA		1,068,850

4,650	Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%, 8/01/16 – FSA Insured	8/15 at 100.00	AAA		5,085,054
19,395	Total Tax Obligation/Limited				20,776,974
	Transportation – 1.3%

2,100	Connecticut, General Airport Revenue Bonds, Bradley International Airport, Series 2001A, 5.125%, 10/01/26 – FGIC Insured (Alternative Minimum Tax)	4/11 at 101.00	AAA		2,190,972

1,360	New Haven, Connecticut, Revenue Refunding Bonds, Air Rights Parking Facility, Series 2002, 5.375%, 12/01/14 – AMBAC Insured	No Opt. Call	AAA		1,513,014

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/07 at 101.00	CCC+		253,118
3,710	Total Transportation				3,957,104
	U.S. Guaranteed – 14.5% (3)

1,000	Bridgeport, Connecticut, General Obligation Bonds, Series 2000A, 6.000%, 7/15/19 (Pre-refunded 7/15/10) – FGIC Insured	7/10 at 101.00	AAA		1,084,400

1,440	Bridgeport, Connecticut, General Obligation Bonds, Series 2003A, 5.250%, 9/15/22 (Pre-refunded 9/15/13) – FSA Insured	9/13 at 100.00	AAA		1,573,517

	Cheshire, Connecticut, General Obligation Bonds, Series 1999:
660	5.625%, 10/15/18 (Pre-refunded 10/15/09)	10/09 at 101.00	Aa2	(3)	699,151
660	5.625%, 10/15/19 (Pre-refunded 10/15/09)	10/09 at 101.00	Aa2	(3)	699,151

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Eastern Connecticut Health Network, Series 2000A:
1,305	6.000%, 7/01/25 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 101.00	AA	(3)	1,411,932
55	6.000%, 7/01/25 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 101.00	N/R	(3)	59,470

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Loomis Chaffee School, Series 2001D, 5.500%, 7/01/23 (Pre-refunded 7/01/11)	7/11 at 101.00	A2	(3)	1,083,200

1,195	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Lutheran General Healthcare System – Parkside Lodges Projects, Series 1989, 7.375%, 7/01/19 (ETM)	5/07 at 100.00	AAA		1,446,775

1,000	Connecticut, General Obligation Bonds, Series 2001D, 5.000%, 11/15/20 (Pre-refunded 11/15/11)	11/11 at 100.00	AA	(3)	1,059,040

2,500	Connecticut, General Obligation Bonds, Series 2002A, 5.375%, 4/15/19 (Pre-refunded 4/15/12)	4/12 at 100.00	AA	(3)	2,701,825

2,000	Connecticut, General Obligation Bonds, Series 2002B, 5.500%, 6/15/21 (Pre-refunded 6/15/12)	6/12 at 100.00	AA	(3)	2,178,140

470	East Lyme, Connecticut, General Obligation Bonds, Series 2001, 5.000%, 7/15/16 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 102.00	Aaa		503,972

1,000	Hartford, Connecticut, Parking System Revenue Bonds, Series 2000A, 6.500%, 7/01/25 (Pre-refunded 7/01/10)	7/10 at 100.00	Baa2	(3)	1,087,360

	New Haven, Connecticut, General Obligation Bonds, Series 2001A:
1,265	5.000%, 11/01/20 (Pre-refunded 11/01/10) – FGIC Insured	11/10 at 101.00	AAA		1,328,667
365	5.000%, 11/01/20 (Pre-refunded 11/01/11) – FGIC Insured	11/11 at 100.00	AAA		384,787

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2000B, 5.750%, 7/01/19 (Pre-refunded 7/01/10) – MBIA Insured	7/10 at 101.00	AAA		1,077,420

2,540	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.500%, 10/01/32	10/10 at 101.00	AAA		2,723,947

4,500	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.500%, 10/01/40	10/10 at 101.00	AAA		4,822,740

20

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed (3) (continued)

$1,595	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		$1,654,111

1,460	Regional School District 8, Andover, Hebron and Marlborough, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 5/01/21 (Pre-refunded 5/01/11) – FSA Insured	5/11 at 101.00	Aaa		1,549,629

2,105	Stamford, Connecticut, General Obligation Bonds, Series 2002, 5.000%, 8/15/15 (Pre-refunded 8/15/12)	8/12 at 100.00	AAA		2,248,351

135	University of Connecticut, General Obligation Bonds, Series 2000A, 5.550%, 3/01/18 (Pre-refunded 3/01/10) – FGIC Insured	3/10 at 101.00	AAA		143,635

	University of Connecticut, General Obligation Bonds, Series 2002A:
3,065	5.375%, 4/01/17 (Pre-refunded 4/01/12)	4/12 at 100.00	AA	(3)	3,310,752
1,000	5.375%, 4/01/18 (Pre-refunded 4/01/12)	4/12 at 100.00	AA	(3)	1,080,180
1,000	5.375%, 4/01/19 (Pre-refunded 4/01/12)	4/12 at 100.00	AA	(3)	1,080,180

500	University of Connecticut, Special Obligation Student Fee Revenue Bonds, Series 2000A, 5.750%, 11/15/29 (Pre-refunded 11/15/10) – FGIC Insured	11/10 at 101.00	AAA		541,315

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(3)	2,205,240

	Waterbury, Connecticut, General Obligation Bonds, Series 2002A:
1,500	5.375%, 4/01/16 (Pre-refunded 4/01/12) – FSA Insured	4/12 at 100.00	AAA		1,620,270
1,090	5.375%, 4/01/17 (Pre-refunded 4/01/12) – FSA Insured	4/12 at 100.00	AAA		1,177,396

910	Waterbury, Connecticut, General Obligation Tax Revenue Intercept Bonds, Series 2000, 6.000%, 2/01/18 (Pre-refunded 2/01/09) – RAAI Insured	2/09 at 101.00	AA	(3)	958,649
40,315	Total U.S. Guaranteed				43,495,202
	Utilities – 8.2%

3,800	Bristol Resource Recovery Facility Operating Committee, Connecticut, Solid Waste Revenue Bonds, Covanta Bristol Inc., Series 2005, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AAA		4,042,022

2,025	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%, 9/01/28	10/08 at 102.00	Baa1		2,127,242

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
1,370	5.500%, 1/01/14 (Alternative Minimum Tax)	7/07 at 100.00	BBB		1,383,138
2,415	5.500%, 1/01/20 (Alternative Minimum Tax)	7/07 at 100.00	BBB		2,417,004

	Guam Power Authority, Revenue Bonds, Series 1999A:
2,280	5.125%, 10/01/29 – MBIA Insured	10/09 at 101.00	AAA		2,369,900
1,000	5.125%, 10/01/29 – AMBAC Insured	10/09 at 101.00	AAA		1,039,430

	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002:
5,000	5.000%, 7/01/19 – MBIA Insured (UB)	No Opt. Call	AAA		5,583,900
5,000	5.000%, 7/01/20 – MBIA Insured (UB)	No Opt. Call	AAA		5,598,100
22,890	Total Utilities				24,560,736
	Water and Sewer – 8.4%

1,750	Connecticut Development Authority, Water Facilities Revenue Bonds, Bridgeport Hydraulic Company, Series 1995, 6.150%, 4/01/35 (Alternative Minimum Tax)	4/07 at 102.00	A		1,788,220

1,550	Connecticut, State Revolving Fund General Revenue Bonds, Series 2003A, 5.000%, 10/01/16	10/13 at 100.00	AAA		1,663,104

	Greater New Haven Water Pollution Control Authority, Connecticut, Regional Wastewater System Revenue Bonds, Series 2005A:
1,685	5.000%, 11/15/17 – MBIA Insured	11/15 at 100.00	AAA		1,837,358
3,840	5.000%, 11/15/30 – MBIA Insured	11/15 at 100.00	AAA		4,118,477
4,670	5.000%, 8/15/35 – MBIA Insured	11/15 at 100.00	AAA		4,994,518

	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Eighteenth Series 2003A:
3,000	5.000%, 8/01/20 – MBIA Insured	8/13 at 100.00	AAA		3,206,070
3,955	5.000%, 8/01/33 – MBIA Insured (4)	8/13 at 100.00	AAA		4,175,887

21

Portfolio of Investments

Nuveen Connecticut Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Water and Sewer (continued)

$2,760	South Central Connecticut Regional Water Authority, Water System Revenue Bonds, Twentieth Series, 2007A, 5.000%, 8/01/30 – MBIA Insured	8/16 at 100.00	AAA	$2,978,233

550	Stamford, Connecticut, Water Pollution Control System and Facility Revenue Bonds, Series 2003A, 5.000%, 11/15/32	11/13 at 100.00	AA+	581,741
23,760	Total Water and Sewer			25,343,608
$298,950	Total Investments (cost $306,597,301) – 106.5%			319,878,825

	Floating Rate Obligations – (7.4)%			(22,370,000)

	Other Assets Less Liabilities – 0.9%			2,981,485

	Net Assets – 100%			$300,490,310

Futures Contracts outstanding at February 28, 2007:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at February 28, 2007	Unrealized Appreciation (Depreciation)
U.S. 30-Year Treasury Bond	Long	36	6/07	$4,065,750	$48,548

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Portion of the investment, with an aggregate market value of $89,747, has been pledged to collateralize the net payment obligations under future contracts.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

22

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Discretionary – 0.3%

	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$280	5.000%, 1/01/32	1/15 at 100.00	Baa3	$282,604
240	5.125%, 1/01/37	1/15 at 100.00	Baa3	243,698
520	Total Consumer Discretionary			526,302
	Consumer Staples – 1.5%

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,635	4.750%, 6/01/34	6/17 at 100.00	BBB	1,552,253
1,500	5.000%, 6/01/41	6/17 at 100.00	BBB	1,469,760
3,135	Total Consumer Staples			3,022,013
	Education and Civic Organizations – 9.8%

2,500	Bergen County Improvement Authority, New Jersey, Revenue Bonds, Yeshiva Ktana of Passaic Project, Series 2002, 6.000%, 9/15/27	9/12 at 101.00	N/R	2,639,600

1,000	New Brunswick Housing Authority, New Jersey, Lease Revenue Refunding Bonds, Rutgers University, Series 1998, 4.750%, 7/01/18 – FGIC Insured	1/09 at 101.00	AAA	1,025,990

375	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Series 2005, 5.000%, 12/01/24 – AMBAC Insured	6/15 at 100.00	AAA	402,356

755	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18	No Opt. Call	N/R	905,751

2,500	New Jersey Educational Facilities Authority, Revenue Bonds, Fairleigh Dickinson University, Series 2002D, 5.250%, 7/01/32 – ACA Insured	7/13 at 100.00	A	2,623,375

420	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2005B, 5.000%, 7/01/30 – MBIA Insured	7/16 at 100.00	AAA	452,617

560	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2004L, 5.125%, 7/01/21 – MBIA Insured	7/14 at 100.00	AAA	605,629

1,400	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F, 5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AAA	1,529,542

1,035	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2006, 5.000%, 7/01/36 – AMBAC Insured	7/16 at 100.00	Aaa	1,112,873

	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey Institute of Technology, Series 2004B:
930	5.000%, 7/01/18 – AMBAC Insured	1/14 at 100.00	AAA	997,797
425	5.000%, 7/01/19 – AMBAC Insured	1/14 at 100.00	AAA	455,188
1,030	4.750%, 7/01/20 – AMBAC Insured	1/14 at 100.00	AAA	1,083,024
815	4.250%, 7/01/24 – AMBAC Insured	1/14 at 100.00	AAA	821,463

290	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2004A, 5.500%, 7/01/23 – RAAI Insured	7/14 at 100.00	AA	318,487

750	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2006G, 4.500%, 7/01/31 – MBIA Insured	7/16 at 100.00	AAA	760,538

230	New Jersey Educational Facilities Authority, Revenue Bonds, Trenton State College Issue, Series 1976D, 6.750%, 7/01/08	7/07 at 100.00	A–	230,488

1,000	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2004A, 5.125%, 7/01/21 – FGIC Insured	7/14 at 100.00	AAA	1,081,480

410	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, Monmouth College, Series 1993A, 5.625%, 7/01/13	7/07 at 100.00	Baa1	410,488

1,500	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	1,597,455
17,925	Total Education and Civic Organizations			19,054,141

23

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Financials – 0.6%

$1,000	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002, 5.750%, 10/01/21	No Opt. Call	Baa3	$1,117,240
	Health Care – 12.5%

350	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34	8/14 at 100.00	BBB	378,970

4,375	New Jersey Health Care Facilities Financing Authority, FHA-Insured Mortgage Revenue Bonds, Jersey City Medical Center, Series 2001, 5.000%, 8/01/31 – AMBAC Insured	8/11 at 100.00	AAA	4,551,967

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	Aa1	1,610,820

140	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.500%, 7/01/36	7/15 at 100.00	Baa3	149,288

450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006B, 5.000%, 7/01/36	7/16 at 100.00	A–	473,117

210	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Series 2006, 5.125%, 7/01/35	7/16 at 100.00	A–	220,973

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group, Series 2001:
600	5.500%, 7/01/21	7/11 at 100.00	A2	635,634
265	5.625%, 7/01/31	7/11 at 100.00	A2	281,504

305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002, 6.625%, 7/01/31	7/12 at 101.00	BBB–	339,926

2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2000, 5.750%, 7/01/31	7/10 at 100.00	A2	2,126,680

900	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Health Care Corporation, Series 2005B, 5.000%, 7/01/35 – RAAI Insured	7/15 at 100.00	AA	949,851

750	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 5.000%, 7/01/29	1/17 at 100.00	BBB	780,720

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
125	5.500%, 7/01/23	7/13 at 100.00	Ba1	131,294
1,125	5.500%, 7/01/33	7/13 at 100.00	Ba1	1,175,355

365	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	Baa1	382,889

845	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare’s Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured	7/14 at 100.00	AA	908,519

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Peter’s University Hospital, Series 2000A, 6.875%, 7/01/30	7/10 at 100.00	Baa1	1,635,750

510	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Trinitas Hospital Obligated Group, Series 2000, 7.500%, 7/01/30	7/10 at 101.00	BBB–	563,922

1,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Virtua Health System, Series 1998, 5.250%, 7/01/10 – FSA Insured	1/09 at 101.00	AAA	1,557,015

1,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, AHS Hospital Corporation, Series 1997A, 5.000%, 7/01/27 – AMBAC Insured	7/07 at 102.00	AAA	1,023,240

1,710	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.000%, 7/01/22 – RAAI Insured	1/12 at 100.00	AA	1,775,732

1,200	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Holy Name Hospital, Series 1997, 5.250%, 7/01/20 – AMBAC Insured	7/07 at 102.00	AAA	1,229,616

500	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, St. Elizabeth Hospital Obligated Group, Series 1997, 6.000%, 7/01/27	7/07 at 102.00	BBB–	512,900

24

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care (continued)

$1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	7/07 at 100.00	AAA	$1,002,230
23,225	Total Health Care			24,397,912
	Housing/Multifamily – 2.2%

1,000	Essex County Improvement Authority, New Jersey, FNMA Enhanced Multifamily Housing Revenue Bonds, Ballantyne House Project, Series 2002, 4.750%, 11/01/22 (Alternative Minimum Tax)	11/12 at 100.00	Aaa	1,017,100

1,500	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000A-1, 6.350%, 11/01/31 – FSA Insured (Alternative Minimum Tax)	3/10 at 100.00	AAA	1,566,330

630	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2000E-1, 5.750%, 5/01/25 – FSA Insured	8/10 at 100.00	AAA	658,067

925	Newark Housing Authority, New Jersey, GNMA Collateralized Housing Revenue Bonds, Fairview Apartments Project, Series 2000A, 6.300%, 10/20/19 (Alternative Minimum Tax)	10/09 at 102.00	Aaa	979,242
4,055	Total Housing/Multifamily			4,220,739
	Housing/Single Family – 2.5%

4,000	New Jersey Housing and Mortgage Finance Agency, Home Buyer Program Revenue Bonds, Series 1997U, 5.700%, 10/01/14 – MBIA Insured (Alternative Minimum Tax)	10/07 at 101.50	AAA	4,086,640

670	New Jersey Housing and Mortgage Finance Agency, Home Buyer Program Revenue Bonds, Series 2000CC, 5.875%, 10/01/31 – MBIA Insured (Alternative Minimum Tax)	10/10 at 100.00	AAA	676,030

205	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	3/07 at 100.00	N/R	207,073
4,875	Total Housing/Single Family			4,969,743
	Long-Term Care – 6.1%

1,300	New Jersey Economic Development Authority, First Mortgage Fixed Rate Revenue Bonds, Cadbury Corporation, Series 1998A, 5.500%, 7/01/18 – ACA Insured	7/08 at 102.00	A	1,347,554

375	New Jersey Economic Development Authority, First Mortgage Revenue Bonds, Winchester Gardens at Wards Homestead, Series 2004A, 5.750%, 11/01/24	11/14 at 100.00	N/R	408,795

5,100	New Jersey Economic Development Authority, Revenue Bonds, Jewish Community Housing Corporation of Metropolitan New Jersey, Series 1999, 5.900%, 12/01/31	12/09 at 101.00	Aa3	5,417,626

600	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2001, 5.875%, 6/01/18	6/11 at 102.00	A–	654,264

140	New Jersey Economic Development Authority, Revenue Bonds, Masonic Charity Foundation of New Jersey, Series 2002, 5.250%, 6/01/32	6/13 at 102.00	A–	150,335

1,500	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group, Series 1998, 5.125%, 7/01/25	1/08 at 102.00	BB+	1,497,240

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, House of the Good Shepherd Obligated Group, Series 2001:
1,000	5.100%, 7/01/21 – RAAI Insured	7/11 at 100.00	AA	1,039,870
1,350	5.200%, 7/01/31 – RAAI Insured	7/11 at 100.00	AA	1,405,985
11,365	Total Long-Term Care			11,921,669
	Materials – 0.1%

250	Union County Pollution Control Financing Authority, New Jersey, Revenue Refunding Bonds, American Cyanamid Company, Series 1994, 5.800%, 9/01/09	No Opt. Call	Baa1	257,120
	Tax Obligation/General – 9.7%

1,445	Clifton, New Jersey, General Obligation Bonds, Series 2002, 5.000%, 1/15/19 – FGIC Insured	1/11 at 100.00	AAA	1,506,687

500	Hillsborough Township School District, Somerset County, New Jersey, General Obligation School Bonds, Series 1992, 5.875%, 8/01/11	No Opt. Call	AA	545,340

1,500	Jersey City, New Jersey, General Obligation Bonds, Series 2006A, 5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA	1,631,895

25

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)

$3,500	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding School Bonds, Series 2001, 5.000%, 8/01/22 – FSA Insured	8/10 at 100.00	AAA	$3,626,770

165	Parsippany-Troy Hills Township, New Jersey, General Obligation Bonds, Series 1992, 0.000%, 4/01/07	No Opt. Call	AA	164,447

250	Union City, Hudson County, New Jersey, General Obligation Bonds, Series 1992, 6.375%, 11/01/10 – FSA Insured	No Opt. Call	AAA	274,073

5,000	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 1998A, 5.000%, 6/15/28 (Alternative Minimum Tax)	6/08 at 102.00	AA+	5,121,648

1,000	Washington Township Board of Education, Gloucester County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 2/01/15 – MBIA Insured	2/13 at 100.00	Aaa	1,070,380

	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005:
2,550	5.000%, 1/01/16 – FSA Insured	No Opt. Call	Aaa	2,798,931
2,110	5.000%, 1/01/21 – FSA Insured	1/16 at 100.00	Aaa	2,291,101
18,020	Total Tax Obligation/General			19,031,272
	Tax Obligation/Limited – 22.1%

650	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	742,352

1,005	Burlington County Bridge Commission, New Jersey, Governmental Leasing Program Revenue Bonds, County Guaranteed, Series 2003, 5.000%, 8/15/15	8/13 at 100.00	AA	1,076,084

	Burlington County Bridge Commission, New Jersey, Guaranteed Pooled Loan Bonds, Series 2003:
1,000	5.000%, 12/01/20 – MBIA Insured	12/13 at 100.00	AAA	1,070,570
695	5.000%, 12/01/21 – MBIA Insured	12/13 at 100.00	AAA	744,046

1,550	Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Correctional Facilities Project, Series 2003A, 5.000%, 10/01/28 – FGIC Insured	10/13 at 100.00	Aaa	1,640,815

345	Essex County Improvement Authority, New Jersey, Guaranteed Pooled Revenue Bonds, Series 1992A, 6.500%, 12/01/12	6/07 at 100.00	A3	345,649

3,000	Essex County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2003, 5.000%, 12/15/12 – FSA Insured	No Opt. Call	Aaa	3,208,920

900	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – FSA Insured	No Opt. Call	AAA	1,012,005

1,000	Gloucester County Improvement Authority, New Jersey, Lease Revenue Bonds, Series 2005A, 5.000%, 9/01/23 – MBIA Insured	9/15 at 100.00	AAA	1,075,620

	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, County Services Building Project, Series 2005:
395	5.000%, 4/01/25 – AMBAC Insured	4/15 at 100.00	AAA	422,204
920	5.000%, 4/01/35 – AMBAC Insured	4/15 at 100.00	AAA	978,126

220	Little Ferry Board of Education, Bergen County, New Jersey, Certificates of Participation, Series 1994, 6.300%, 1/15/08	No Opt. Call	N/R	222,185

3,025	Middlesex County Improvement Authority, New Jersey, County Guaranteed Open Space Trust Fund Revenue Bonds, Series 1999, 5.250%, 9/15/15	9/09 at 100.00	AAA	3,131,964

3,000	Middlesex County, New Jersey, Certificates of Participation, Series 2001, 5.000%, 8/01/22 – MBIA Insured	8/11 at 100.00	AAA	3,129,120

1,560	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34	6/14 at 100.00	BBB	1,683,864

1,000	New Jersey Economic Development Authority, Lease Revenue Bonds, Liberty State Park Project, Series 2005C, 5.000%, 3/01/27 – FSA Insured	3/15 at 100.00	AAA	1,069,710

2,600	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.250%, 7/01/15 – MBIA Insured	7/14 at 100.00	AAA	2,854,254

700	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2005A, 5.000%, 9/01/15 – FSA Insured	No Opt. Call	AAA	765,478

26

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited (continued)

	New Jersey Health Care Facilities Financing Authority, Lease Revenue Bonds, Department of Human Services – Greystone Park Psychiatric Hospital, Series 2005:
$1,050	5.000%, 9/15/18 – AMBAC Insured	9/15 at 100.00	AAA	$1,137,854
1,325	5.000%, 9/15/28 – AMBAC Insured	9/15 at 100.00	AAA	1,416,637

1,295	New Jersey Transit Corporation, Lease Appropriation Bonds, Series 2005A, 5.000%, 9/15/18 – FGIC Insured	9/15 at 100.00	AAA	1,400,413

	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
560	5.000%, 6/15/17 – FGIC Insured	6/16 at 100.00	AAA	613,385
1,000	5.000%, 6/15/18 – FGIC Insured	6/16 at 100.00	AAA	1,093,200

1,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2004B, 5.500%, 12/15/16 – MBIA Insured	No Opt. Call	AAA	1,716,795

1,390	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 – FSA Insured	6/15 at 100.00	AAA	1,504,592

1,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006A, 5.500%, 12/15/22	No Opt. Call	AA–	2,225,147

5,450	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/34 – FSA Insured	No Opt. Call	AAA	1,674,840

170	Puerto Rico Aqueduct and Sewerage Authority, Revenue Refunding Bonds, Series 1995, 5.000%, 7/01/15	7/07 at 100.75	BBB	172,380

485	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	AAA	493,308

4,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured	No Opt. Call	AAA	4,543,360
43,690	Total Tax Obligation/Limited			43,164,877
	Transportation – 18.7%

	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2005:
1,335	5.000%, 1/01/26 – MBIA Insured	1/15 at 100.00	AAA	1,430,065
500	5.000%, 1/01/27 – MBIA Insured	1/15 at 100.00	AAA	535,255
500	5.000%, 1/01/28 – MBIA Insured	1/15 at 100.00	AAA	534,560

3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 1999, 5.750%, 1/01/22 – FSA Insured	1/10 at 100.00	AAA	3,686,830

10,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured (UB)	7/13 at 100.00	AAA	10,667,200

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
40	6.500%, 1/01/16	No Opt. Call	A	46,295
485	6.500%, 1/01/16 – MBIA Insured	No Opt. Call	AAA	563,919

1,330	New Jersey Turnpike Authority, Revenue Bonds, Series 2005C, 5.000%, 1/01/35 – FSA Insured	1/15 at 100.00	AAA	1,416,397

2,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/28 – XLCA Insured	6/15 at 101.00	AAA	2,691,300

6,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Thirty-Fourth Series 2004, 5.000%, 7/15/34	1/14 at 101.00	AA–	6,365,996

	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
2,125	6.250%, 12/01/08 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA	2,214,059
1,000	7.000%, 12/01/12 – MBIA Insured (Alternative Minimum Tax)	No Opt. Call	AAA	1,155,750
2,000	5.750%, 12/01/22 – MBIA Insured (Alternative Minimum Tax)	12/07 at 102.00	AAA	2,067,240
3,125	5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	12/07 at 100.00	AAA	3,169,344
34,440	Total Transportation			36,544,210

27

Portfolio of Investments

Nuveen New Jersey Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed – 12.9% (3)

	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003A:
$750	5.250%, 11/01/19 (Pre-refunded 11/01/13) – FSA Insured	11/13 at 100.00	AAA		$820,718
1,225	5.000%, 11/01/20 (Pre-refunded 11/01/13) – FSA Insured	11/13 at 100.00	AAA		1,322,498

1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2003F, 5.250%, 6/15/21 (Pre-refunded 6/15/13) – FGIC Insured	6/13 at 100.00	AAA		1,089,530

	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2005F:
1,825	5.000%, 7/01/24 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AAA		1,994,543
625	5.000%, 7/01/32 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AAA		683,063

1,025	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Series 2001D, 5.000%, 7/01/25 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 100.00	AAA		1,081,519

500	New Jersey Educational Facilities Authority, Revenue Bonds, Rowan University, Series 2003I, 5.125%, 7/01/21 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	AAA		541,540

475	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Hospital, Series 1979A, 8.750%, 7/01/09 (ETM)	No Opt. Call	Aaa		499,914

1,250	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, South Jersey Hospital System, Series 2002, 5.875%, 7/01/21 (Pre-refunded 7/01/12)	7/12 at 100.00	Baa1	(3)	1,375,213

1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/17 (Pre-refunded 6/15/13)	6/13 at 100.00	AAA		1,103,480

1,110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005D, 5.000%, 6/15/19 (Pre-refunded 6/15/15) – FSA Insured	6/15 at 100.00	Aaa		1,212,731

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
10	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		11,647
165	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		192,180
600	6.500%, 1/01/16 (ETM)	No Opt. Call	AAA		698,838
165	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		192,180
115	6.500%, 1/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		133,944
10	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA		11,647

375	Newark Housing Authority, New Jersey, Port Authority Terminal Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – MBIA Insured	1/14 at 100.00	AAA		410,186

3,900	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.375%, 10/01/24	10/10 at 101.00	AAA		4,171,596

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
4,490	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		4,816,062
1,000	6.000%, 6/01/37 (Pre-refunded 6/01/12)	6/12 at 100.00	BBB	(3)	1,110,690

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
710	6.125%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	BBB	(3)	763,435
750	6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	BBB	(3)	861,795
23,075	Total U.S. Guaranteed				25,098,949
	Utilities – 0.7%

1,250	New Jersey Economic Development Authority, Pollution Control Revenue Refunding Bonds, Public Service Electric and Gas Company, Series 2001A, 5.000%, 3/01/12	No Opt. Call	Baa1		1,283,663
	Water and Sewer – 1.0%

1,380	Bayonne Municipal Utilities Authority, New Jersey, Water System Revenue Refunding Bonds, Series 2003A, 5.000%, 4/01/18 – XLCA Insured	4/13 at 100.00	Aaa		1,467,175

500	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.250%, 8/01/19 – FGIC Insured	8/12 at 100.00	Aaa		535,860
1,880	Total Water and Sewer				2,003,035
$188,705	Total Long-Term Investments (cost $188,674,810) – 100.7%				196,612,885

28

Principal Amount (000)	Description	Ratings (2)	Value

	Short-Term Investments – 0.3%

$500	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 3.340%, 12/01/15 – MBIA Insured (4)	VMIG–1	$500,000

	Total Short-Term Investments (cost $500,000)		500,000

	Total Investments (cost $189,174,810) – 101.0%		197,112,885

	Floating Rate Obligations – (3.4)%		(6,600,000)

	Other Assets Less Liabilities – 2.4%		4,712,270

	Net Assets – 100%		$195,225,155

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No.140.

See accompanying notes to financial statements.

29

Portfolio of Investments

Nuveen New York Municipal Bond Fund

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Discretionary – 0.2%

$665	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BBB–	$693,302
	Consumer Staples – 1.8%

55	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B, 5.800%, 6/01/23	6/10 at 101.00	BBB	56,230

1,015	New York Counties Tobacco Trust II, Tobacco Settlement Pass-Through Bonds, Series 2001, 5.250%, 6/01/25	6/11 at 101.00	BBB	1,046,343

1,335	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	1,394,581

565	Rensselaer Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2001A, 5.200%, 6/01/25	6/12 at 100.00	BBB	581,136

	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,685	4.750%, 6/01/22	6/16 at 100.00	BBB	2,730,914
1,225	5.000%, 6/01/26	6/16 at 100.00	BBB	1,255,478
6,880	Total Consumer Staples			7,064,682
	Education and Civic Organizations – 10.2%

2,000	Albany Industrial Development Agency, New York, Revenue Bonds, Albany Law School, Series 2000A, 5.750%, 10/01/30 – RAAI Insured	10/10 at 100.00	AA	2,124,540

215	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB–	224,722

1,880	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2007A, 5.250%, 7/01/32 – MBIA Insured	7/17 at 100.00	AAA	2,095,053

685	Dormitory Authority of the State of New York, Insured Revenue Bonds, D’Youville College, Series 2001, 5.250%, 7/01/20 – RAAI Insured	7/11 at 102.00	AA	731,875

1,850	Dormitory Authority of the State of New York, Insured Revenue Bonds, New York Medical College, Series 1998, 5.000%, 7/01/21 – MBIA Insured	7/08 at 101.00	AAA	1,900,320

	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B:
1,250	5.250%, 7/01/31 (Mandatory put 7/01/13) – FGIC Insured	No Opt. Call	AAA	1,353,788
2,000	5.250%, 7/01/32 (Mandatory put 7/01/13) – XLCA Insured	No Opt. Call	AAA	2,166,060

1,000	Dormitory Authority of the State of New York, Revenue Bonds, City University of New York, Series 2005A, 5.500%, 7/01/18 – FGIC Insured	No Opt. Call	AAA	1,154,900

2,700	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 1999, 6.250%, 7/01/29 – RAAI Insured	7/09 at 101.00	AA	2,860,191

1,250	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 1999, 6.000%, 7/01/24 – RAAI Insured	7/09 at 102.00	AA	1,330,675

4,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, 1989 Resolution, Series 2000C, 5.750%, 5/15/16 – FSA Insured (UB)	No. Opt. Call	AAA	4,635,720

1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 1993B, 5.250%, 5/15/19	5/14 at 100.00	AA–	1,102,780

710	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1990C, 7.500%, 7/01/10	No Opt. Call	A1	754,560

1,500	Dormitory Authority of the State of New York, Second General Resolution Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/07	No Opt. Call	AA–	1,510,125

2,470	Dutchess County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bard College, Series 1992, 7.000%, 11/01/17	5/07 at 100.00	A3	2,476,570

615	Hempstead Town Industrial Development Agency, New York, Revenue Bonds, Adelphi University, Civic Facility Project, Series 2005, 5.000%, 10/01/35	10/15 at 100.00	A–	650,381

30

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Education and Civic Organizations (continued)

$1,610	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, American Council of Learned Societies, Series 2002, 5.250%, 7/01/27	7/12 at 100.00	A1	$1,711,011

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, College of New Rochelle, Series 1995:
820	6.200%, 9/01/10	3/07 at 101.00	Baa2	829,094
1,000	6.300%, 9/01/15	3/07 at 101.00	Baa2	1,010,900

500	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	AAA	538,845

900	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 5.000%, 3/01/36 – MBIA Insured	9/16 at 100.00	AAA	968,022

700	New York City Trust for Cultural Resources, New York, Revenue Bonds, Museum of American Folk Art, Series 2000, 6.000%, 7/01/22 – ACA Insured	7/10 at 101.00	A	755,524

1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Museum of Modern Art, Series 2001D, 5.125%, 7/01/31 – AMBAC Insured	7/12 at 100.00	AAA	1,056,530

	Niagara County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Niagara University, Series 2001A:
3,000	5.500%, 11/01/16 – RAAI Insured	11/11 at 101.00	AA	3,221,550
1,000	5.350%, 11/01/23 – RAAI Insured	11/11 at 101.00	AA	1,071,840

1,000	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Dowling College, Series 1996, 6.700%, 12/01/20	6/07 at 102.00	BB+	1,021,690

	Utica Industrial Development Agency, New York, Revenue Bonds, Utica College, Series 1998A:
135	5.300%, 8/01/08	No Opt. Call	N/R	135,444
1,000	5.750%, 8/01/28	8/08 at 102.00	N/R	1,037,840
37,790	Total Education and Civic Organizations			40,430,550
	Financials – 0.1%

500	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	AA–	588,285
	Health Care – 12.6%

3,300	Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds, Menorah Campus Inc., Series 1997, 5.950%, 2/01/17	8/07 at 102.00	AAA	3,371,808

2,250	Dormitory Authority of the State of New York, FHA-Insured Mortgage Nursing Home Revenue Bonds, Rosalind and Joseph Gurwin Jewish Geriatric Center of Long Island, Series 1997, 5.700%, 2/01/37 – AMBAC Insured	8/07 at 102.00	AAA	2,298,623

5,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, New York Hospital Medical Center of Queens, Series 1999, 4.750%, 2/15/37	2/17 at 100.00	AA	5,097,400

	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, Montefiore Medical Center, Series 2005:
3,000	5.000%, 2/01/22 – FGIC Insured	2/15 at 100.00	AAA	3,211,410
1,775	5.000%, 2/01/28 – FGIC Insured	2/15 at 100.00	AAA	1,888,902

4,400	Dormitory Authority of the State of New York, FHA-Insured Revenue Bonds, St. Lukes Roosevelt Hospital, Series 2005, 4.900%, 8/15/31	8/15 at 100.00	AA	4,601,124

3,000	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Catherine of Siena Medical Center, Series 2000A, 6.500%, 7/01/20	7/10 at 101.00	Baa1	3,254,100

2,400	Dormitory Authority of the State of New York, Revenue Bonds, Lenox Hill Hospital Obligated Group, Series 2001, 5.500%, 7/01/30	7/11 at 101.00	Ba2	2,521,080

2,800	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2006-1, 5.000%, 7/01/35	7/16 at 100.00	AA	2,997,148

1,650	Dormitory Authority of the State of New York, Revenue Bonds, Mount Sinai NYU Health Obligated Group, Series 2000A, 6.500%, 7/01/25	7/10 at 101.00	BBB	1,776,869

31

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care (continued)

$3,230	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – FSA Insured	8/14 at 100.00	AAA	$3,530,293

1,250	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Group, Series 2003, 5.375%, 5/01/23	5/13 at 100.00	A3	1,339,963

600	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2005A, 5.000%, 11/01/34	11/16 at 100.00	A3	631,950

1,500	Dormitory Authority of the State of New York, Revenue Bonds, South Nassau Communities Hospital, Series 2003B, 5.500%, 7/01/23	7/13 at 100.00	Baa1	1,600,605

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A, 5.500%, 7/01/32	7/13 at 100.00	Baa1	1,061,370

2,550	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	AAA	2,734,365

740	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2001B, 6.375%, 7/01/31	7/12 at 100.00	B2	788,196

2,170	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Staten Island University Hospital, Series 2002C, 6.450%, 7/01/32	7/12 at 101.00	B2	2,335,571

210	New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds, Hospital and Nursing Home Projects, Series 1992B, 6.200%, 8/15/22	8/07 at 100.00	AAA	211,436

1,505	Newark-Wayne Community Hospital, New York, Hospital Revenue Refunding and Improvement Bonds, Series 1993A, 7.600%, 9/01/15	3/07 at 100.00	N/R	1,507,423

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Huntington Hospital, Series 2002C:
850	6.000%, 11/01/22	11/12 at 100.00	Baa1	920,023
1,220	5.875%, 11/01/32	11/12 at 100.00	Baa1	1,305,315

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	7/11 at 101.00	B+	1,080,810
47,400	Total Health Care			50,065,784
	Housing/Multifamily – 5.0%

335	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21	4/10 at 102.00	AAA	361,153

1,000	Madison County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Morrisville State College Foundation, Series 2005A, 5.000%, 6/01/37 – CIFG Insured	6/15 at 101.00	AAA	1,069,090

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2001A:
2,000	5.500%, 11/01/31	5/11 at 101.00	AA	2,091,760
2,000	5.600%, 11/01/42	5/11 at 101.00	AA	2,091,880

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2001C-2, 5.400%, 11/01/33 (Alternative Minimum Tax)	11/11 at 100.00	AA	2,071,160

	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2002A:
910	5.375%, 11/01/23 (Alternative Minimum Tax)	5/12 at 100.00	AA	947,829
450	5.500%, 11/01/34 (Alternative Minimum Tax)	5/12 at 100.00	AA	469,166

2,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2004A, 5.250%, 11/01/30	5/14 at 100.00	AA	2,120,540

1,080	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Series 2005F-1, 4.750%, 11/01/35	11/15 at 100.00	AA	1,106,557

	New York State Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Series 1992A:
90	6.950%, 8/15/12	8/07 at 100.00	AA	91,317
45	7.000%, 8/15/22	8/07 at 100.00	AA	45,535

32

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Housing/Multifamily (continued)

$1,920	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – FSA Insured	5/07 at 101.00	AAA	$1,962,221

1,000	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing Revenue Bonds, Series 2001G, 5.400%, 8/15/33 (Alternative Minimum Tax)	8/11 at 100.00	Aa1	1,034,580

1,235	Tonawanda Housing Authority, New York, Housing Revenue Bonds, Kibler Senior Housing LP, Series 1999A, 7.750%, 9/01/31	9/09 at 103.00	N/R	1,194,974

3,030	Westchester County Industrial Development Agency, New York, GNMA Collateralized Mortgage Loan Revenue Bonds, Living Independently for the Elderly Inc., Series 2001A, 5.400%, 8/20/32	8/11 at 102.00	Aaa	3,245,554
19,095	Total Housing/Multifamily			19,903,316
	Housing/Single Family – 1.7%

2,375	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 130, 4.650%, 4/01/27 (Alternative Minimum Tax)	4/15 at 100.00	Aa1	2,407,704

690	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 82, 5.650%, 4/01/30 (Alternative Minimum Tax)	10/09 at 100.00	Aa1	695,141

1,470	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 95, 5.625%, 4/01/22	4/10 at 100.00	Aa1	1,532,240

1,660	New York State Mortgage Agency, Mortgage Revenue Bonds, Thirty-Third Series A, 4.750%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	Aaa	1,695,159

280	New York State Mortgage Agency, Mortgage Revenue Bonds, Twenty-Ninth Series, 5.450%, 4/01/31 (Alternative Minimum Tax)	10/10 at 100.00	Aaa	288,560
6,475	Total Housing/Single Family			6,618,804
	Long-Term Care – 3.5%

300	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Augustana Lutheran Home for the Aged Inc., Series 2001, 5.400%, 2/01/31 – MBIA Insured	2/12 at 101.00	AAA	321,273

1,740	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, W.K. Nursing Home Corporation, Series 1996, 5.950%, 2/01/16	8/07 at 101.00	AAA	1,746,386

1,520	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Shorefront Jewish Geriatric Center Inc., Series 2002, 5.200%, 2/01/32	2/13 at 102.00	AAA	1,637,116

1,100	Dormitory Authority of the State of New York, GNMA Collateralized Revenue Bonds, Cabrini of Westchester Project, Series 2006, 5.200%, 2/15/41	2/17 at 103.00	AA	1,213,146

650	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	Aa3	687,616

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Miriam Osborn Memorial Home Association, Series 2000B, 6.375%, 7/01/29 – ACA Insured	7/10 at 102.00	A	1,092,540

	Dormitory Authority of the State of New York, Revenue Bonds, Providence Rest, Series 2005:
50	5.125%, 7/01/30 – ACA Insured	7/15 at 100.00	A	53,079
415	5.000%, 7/01/35 – ACA Insured	7/15 at 100.00	A	433,679

1,320	East Rochester Housing Authority, New York, GNMA Secured Revenue Refunding Bonds, Genesee Valley Presbyterian Nursing Center, Series 2001, 5.200%, 12/20/24	12/11 at 101.00	Aaa	1,403,173

250	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001C-1, 7.250%, 7/01/16	7/11 at 101.00	N/R	269,648

5,000	Syracuse Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds, Loretto Rest Residential Healthcare Facility, Series 1997A, 5.800%, 8/01/37	2/08 at 102.00	AAA	5,175,300
13,345	Total Long-Term Care			14,032,956
	Materials – 0.2%

700	Essex County Industrial Development Agency, New York, Environmental Improvement Revenue Bonds, International Paper Company, Series 1999A, 6.450%, 11/15/23 (Alternative Minimum Tax)	11/09 at 101.00	BBB	741,482
	Tax Obligation/General – 6.7%

1,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – MBIA Insured	12/15 at 100.00	AAA	1,089,100

33

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
$4,070	4.500%, 2/25/47 – MBIA Insured (UB)	2/17 at 100.00	AAA	$4,100,525
1,000	5.000%, 2/15/47 – FGIC Insured (UB)	2/17 at 100.00	AAA	1,073,340

855	New York City, New York, General Obligation Bonds, Fiscal Series 1997D, 5.875%, 11/01/11	11/08 at 100.00	AA–	869,236

1,650	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/16	8/14 at 100.00	AA–	1,793,022

3,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/19 – FSA Insured	11/14 at 100.00	AAA	3,229,290

1,725	New York City, New York, General Obligation Bonds, Fiscal Series 2006C, 5.000%, 8/01/16 – FSA Insured	8/15 at 100.00	AAA	1,878,577

3,620	New York City, New York, General Obligation Bonds, Fiscal Series 2006F-1, 5.000%, 9/01/19 – XLCA Insured	9/15 at 100.00	AAA	3,916,333

950	Northern Mariana Islands, General Obligation Bonds, Series 2000A, 6.000%, 6/01/20 – ACA Insured	6/10 at 100.00	A	1,005,053

	South Orangetown Central School District, Rockland County, New York, General Obligation Bonds, Series 1990:
390	6.875%, 10/01/08	No Opt. Call	Aa3	408,611
390	6.875%, 10/01/09	No Opt. Call	Aa3	419,765

	United Nations Development Corporation, New York, Senior Lien Revenue Bonds, Series 2004A:
880	5.250%, 7/01/23	1/08 at 100.00	A3	889,187
750	5.250%, 7/01/24	1/08 at 100.00	A3	757,830

2,150	West Islip Union Free School District, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 10/01/18 – FSA Insured	10/15 at 100.00	Aaa	2,338,856

505	White Plains, New York, General Obligation Bonds, Series 2004A, 5.000%, 5/15/22	5/11 at 100.00	AA+	527,760

2,085	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/18 – MBIA Insured	8/15 at 100.00	AAA	2,254,344
25,020	Total Tax Obligation/General			26,550,829
	Tax Obligation/Limited – 18.7%

300	Albany Housing Authority, Albany, New York, Limited Obligation Bonds, Series 1995, 5.850%, 10/01/07	4/07 at 101.00	A3	303,249

1,500	Albany Parking Authority, New York, Revenue Refunding Bonds, Series 1992A, 0.000%, 11/01/17	No Opt. Call	Baa1	888,345

3,000	Battery Park City Authority, New York, Senior Revenue Bonds, Series 2003A, 5.250%, 11/01/22	11/13 at 100.00	AAA	3,254,190

	Canton Human Services Initiative Inc., New York, Facility Revenue Bonds, Series 2001:
920	5.700%, 9/01/24	9/11 at 102.00	Baa2	993,057
1,155	5.750%, 9/01/32	9/11 at 102.00	Baa2	1,244,998

10	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 1997A, 5.750%, 8/15/22 – MBIA Insured	8/07 at 102.00	AAA	10,218

1,480	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 1997B, 5.625%, 2/15/21	8/07 at 102.00	AA–	1,511,583

570	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/30 – AMBAC Insured	2/15 at 100.00	AAA	607,136

375	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – FSA Insured	3/15 at 100.00	AAA	404,726

	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A:
4,400	5.250%, 11/15/25 – FSA Insured	11/12 at 100.00	AAA	4,706,020
2,000	5.000%, 11/15/30	11/12 at 100.00	AA	2,092,300

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
1,825	5.750%, 7/01/18	No Opt. Call	AA–	2,129,228
4,400	5.125%, 1/01/29	7/12 at 100.00	AA–	4,640,064

1,680	Monroe Newpower Corporation, New York, Power Facilities Revenue Bonds, Series 2003, 5.500%, 1/01/34	1/13 at 102.00	BBB	1,773,391

34

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited (continued)

$2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, YMCA of Greater New York, Series 2006, 5.000%, 8/01/36	8/16 at 100.00	A–	$2,119,420

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
3,900	5.000%, 10/15/25 – MBIA Insured	10/14 at 100.00	AAA	4,187,274
1,930	5.000%, 10/15/26 – MBIA Insured	10/14 at 100.00	AAA	2,070,832

2,665	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23	2/13 at 100.00	AAA	2,814,347

585	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Residual Interest Certificates, Series 319, 9.985%, 11/01/17 (IF)	5/10 at 101.00	Aa1	721,173

2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – MBIA Insured	2/13 at 100.00	AAA	2,112,080

1,000	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AAA	1,062,990

1,180	New York State Environmental Facilities Corporation, Infrastructure Revenue Bonds, Series 2003A, 5.000%, 3/15/21	3/14 at 100.00	AA–	1,257,408

1,000	New York State Housing Finance Agency, Revenue Refunding Bonds, New York City Health Facilities, Series 1996A, 6.000%, 11/01/08	5/07 at 100.75	A+	1,016,820

10	New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15	9/07 at 100.00	AA–	10,121

2,100	New York State Housing Finance Agency, State Personal Income Tax Revenue Bonds, Economic Development and Housing, Series 2006A, 5.000%, 3/15/36	9/15 at 100.00	AAA	2,242,107

3,125	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – FSA Insured	No Opt. Call	AAA	3,461,094

5,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Generation, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AAA	6,435,438

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
3,300	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AAA	3,555,519
2,755	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AAA	2,957,217
4,945	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AAA	5,299,458

3,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21	6/13 at 100.00	AA–	3,264,960

3,255	New York State Urban Development Corporation, Service Contract Revenue Bonds, Correctional and Youth Facilities, Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)	No Opt. Call	AA–	3,453,881

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	AAA	992,300

840	Triborough Bridge and Tunnel Authority, New York, Convention Center Bonds, Series 1990E, 7.250%, 1/01/10	No Opt. Call	AA–	888,451
73,705	Total Tax Obligation/Limited			74,481,395
	Transportation – 11.6%

7,000	Metropolitan Transportation Authority New York, Transportation Revenue Bonds, Series 2006, 5.000%, 11/15/31	11/16 at 100.00	A	7,503,087

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	AAA	1,643,805

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A:
1,500	5.500%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AAA	1,640,655
1,000	5.125%, 11/15/22 – FGIC Insured	11/12 at 100.00	AAA	1,065,840

35

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)			Value

	Transportation (continued)

$500	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/08 at 102.00		Ba2		$503,005

1,000	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00		AAA		1,066,340

	New York State Thruway Authority, General Revenue Bonds, Series 2005G:
600	5.000%, 1/01/30 – FSA Insured	7/15 at 100.00		AAA		642,828
4,300	5.000%, 1/01/32 – FSA Insured	7/15 at 100.00		AAA		4,600,656

1,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00		AAA		1,043,860

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
2,500	5.000%, 12/01/28 – XLCA Insured	6/15 at 101.00		AAA		2,691,300
625	5.000%, 12/01/31 – XLCA Insured	6/15 at 101.00		AAA		670,094

1,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	12/07 at 100.00		AAA		1,521,285

250	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	6/07 at 101.00		CCC+		253,118

15,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Refunding Bonds, 2002B, 5.250%, 11/15/19 (UB)	11/12 at 100.00		Aa2		16,190,850

1,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/19	1/12 at 100.00		Aa2		1,576,470

	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – MBIA Insured	No Opt. Call		AAA		918,372
2,300	5.250%, 11/15/22 – MBIA Insured	11/12 at 100.00		AAA		2,472,155
42,855	Total Transportation					46,003,720
	U.S. Guaranteed – 20.9% (3)

1,000	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, Jamestown Community College, Series 2000A, 6.500%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 102.00		Baa1	(3)	1,107,390

1,200	Dormitory Authority of the State of New York, Revenue Bonds, State Personal Income Tax, Series 2003A, 5.375%, 3/15/22 (Pre-refunded 3/15/13)	3/13 at 100.00		AAA		1,314,456

	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Revenue Bonds, 1999 Resolution, Series 2000B:
2,500	5.750%, 5/15/14 (Pre-refunded 5/15/10) – FSA Insured (UB)	5/10 at 101.00		AAA		2,687,450
1,500	5.750%, 5/15/16 (Pre-refunded 5/15/10) – FSA Insured (UB)	5/10 at 101.00		AAA		1,612,470
2,000	5.750%, 5/15/17 (Pre-refunded 5/15/10) – FSA Insured (UB)	5/10 at 101.00		AAA		2,149,960

1,750	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 1999B, 5.625%, 7/01/24 (Pre-refunded 7/01/09)	7/09 at 101.00		A+	(3)	1,845,113

220	Dormitory Authority of the State of New York, Suffolk County, Lease Revenue Bonds, Judicial Facilities, Series 1991A, 9.500%, 4/15/14 (ETM)	4/07 at 108.93	Baa1		(3)	296,749

1,015	Erie County Tobacco Asset Securitization Corporation, New York, Senior Tobacco Settlement Asset-Backed Bonds, Series 2000, 6.000%, 7/15/20 (Pre-refunded 7/15/10)	7/10 at 101.00		AAA		1,099,316

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A:
955	5.125%, 12/01/22 (Pre-refunded 6/01/08) – FSA Insured	6/08 at 101.00		AAA		981,893
2,045	5.125%, 12/01/22 (Pre-refunded 6/01/08) – FSA Insured	6/08 at 101.00		AAA		2,102,587

2,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.375%, 9/01/25 (Pre-refunded 9/01/11)	9/11 at 100.00		A–	(3)	2,148,660

1,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001L, 5.375%, 5/01/33 (Pre-refunded 5/01/11)	5/11 at 100.00		A–	(3)	1,069,180

2,000	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.000%, 7/01/20 – AMBAC Insured (ETM)	7/07 at 102.00		AAA		2,049,300

36

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed (3) (continued)

	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A:
$1,000	5.250%, 4/01/23 (Pre-refunded 10/01/14) – FSA Insured	10/14 at 100.00	AAA		$1,107,320
2,000	5.000%, 4/01/29 (Pre-refunded 10/01/14) – FSA Insured	10/14 at 100.00	AAA		2,181,720

	Monroe Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 2000:
250	6.000%, 6/01/15 (Pre-refunded 6/01/10)	6/10 at 101.00	AAA		270,460
865	6.150%, 6/01/25 (Pre-refunded 6/01/10)	6/10 at 101.00	AAA		921,580

965	Nassau County Industrial Development Agency, New York, Revenue Bonds, Special Needs Facilities Pooled Program, Series 2001B-1, 7.250%, 7/01/16 (Pre-refunded 7/01/11)	7/11 at 101.00	N/R	(3)	1,097,543

1,000	Nassau County Interim Finance Authority, New York, Sales Tax Secured Revenue Bonds, Series 2000A, 5.750%, 11/15/16 (Pre-refunded 11/15/10) – MBIA Insured	11/10 at 100.00	AAA		1,075,680

1,500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 1999A, 6.500%, 7/15/27 (Pre-refunded 7/15/09)	7/09 at 101.00	AAA		1,611,210

930	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2000, 8.125%, 7/01/19 (Pre-refunded 7/01/10)	7/10 at 102.00	N/R	(3)	1,033,546

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2000C:
3,760	5.875%, 11/01/16 (Pre-refunded 5/01/10) (UB)	5/10 at 101.00	AAA		4,054,295
240	5.875%, 11/01/16 (Pre-refunded 5/01/10) (UB)	5/10 at 101.00	AAA		258,636

225	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B, 5.800%, 6/01/23 (Pre-refunded 6/01/10)	6/10 at 101.00	AAA		242,404

200	New York State Housing Finance Agency, Construction Fund Bonds, State University, Series 1986A, 8.000%, 5/01/11 (ETM)	No Opt. Call	AAA		218,784

1,785	New York State Housing Finance Agency, Service Contract Obligation Revenue Bonds, Series 1995A, 6.375%, 9/15/15 (Pre-refunded 9/15/07)	9/07 at 100.00	AAA		1,811,115

1,520	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Residual Interest Certificates, Series 368, 9.505%, 4/01/16 (Pre-refunded 4/01/10) – FGIC Insured (IF)	4/10 at 101.00	Aaa		1,851,162

1,500	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Generation, Series 2003A, 5.250%, 4/01/23 (Pre-refunded 4/01/13) – MBIA Insured	4/13 at 100.00	AAA		1,633,830

2,170	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Generation, Series 2004, 5.000%, 4/01/20 (Pre-refunded 4/01/14) – MBIA Insured	4/14 at 100.00	AAA		2,356,468

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2000B:
2,210	5.750%, 4/01/15 (Pre-refunded 4/01/10) - FGIC Insured (UB)	4/10 at 101.00	AAA		2,370,579
3,230	5.750%, 4/01/16 (Pre-refunded 4/01/10) - FGIC Insured (UB)	4/10 at 101.00	AAA		3,464,692

1,535	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002A, 5.250%, 4/01/18 (Pre-refunded 4/01/12) – FSA Insured	4/12 at 100.00	AAA		1,652,934

2,415	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, DRIVERS, Series 145, 9.445%, 4/01/16 (Pre-refunded 4/01/10) – AMBAC Insured (IF)	4/10 at 103.00	AAA		2,941,422

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2000:
5,000	5.750%, 4/01/16 (Pre-refunded 4/01/10) - AMBAC Insured (UB)	4/10 at 101.00	AAA		5,363,300
5,000	5.750%, 4/01/17 (Pre-refunded 4/01/10) - AMBAC Insured (UB)	4/10 at 101.00	AAA		5,363,300

245	New York State Urban Development Corporation, Service Contract Revenue Bonds, Correctional and Youth Facilities, Series 2002A, 5.500%, 1/01/17 (Pre-refunded 1/01/11)	1/11 at 100.00	AA–	(3)	261,778

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002A:
1,500	5.375%, 3/15/18 (Pre-refunded 3/15/12)	3/12 at 100.00	AAA		1,622,925
3,500	5.125%, 3/15/27 (Pre-refunded 3/15/12)	3/12 at 100.00	AAA		3,746,785

2,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.000%, 3/15/33 (Pre-refunded 3/15/13)	3/13 at 100.00	AAA		2,150,340

1,420	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2000, 6.625%, 6/15/28 (Pre-refunded 6/15/09)	6/09 at 101.00	BBB–	(3)	1,527,040

1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2000B, 5.750%, 7/01/19 (Pre-refunded 7/01/10) – MBIA Insured	7/10 at 101.00	AAA		1,077,420

37

Portfolio of Investments

Nuveen New York Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed (3) (continued)

$2,750	TSASC Inc., New York, Tobacco Flexible Amortization Bonds, Series 1999-1, 6.250%, 7/15/27 (Mandatory put 7/15/19) (Pre-refunded 7/15/09)	7/09 at 101.00	AAA		$2,938,348

1,250	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(3)	1,378,275

2,500	Westchester Tobacco Asset Securitization Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Series 1999, 6.750%, 7/15/29 (Pre-refunded 7/15/10)	7/10 at 101.00	AAA		2,770,150

1,960	Yonkers Industrial Development Agency, New York, Revenue Bonds, Community Development Properties – Yonkers Inc. Project, Series 2001A, 6.625%, 2/01/26 (Pre-refunded 2/01/11)	2/11 at 100.00	BBB–	(3)	2,177,050
76,610	Total U.S. Guaranteed				82,996,615
	Utilities – 8.5%

2,350	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A, 0.000%, 6/01/20 – FSA Insured	No Opt. Call	AAA		1,388,216

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003C, 5.000%, 9/01/16 – CIFG Insured	9/13 at 100.00	AAA		6,443,878

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
5,500	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AAA		5,946,050
1,200	5.000%, 12/01/24 – FGIC Insured	6/16 at 100.00	AAA		1,296,360
215	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AAA		231,918

2,450	New York City Industrial Development Agency, New York, Revenue Bonds, Brooklyn Navy Yard Cogeneration Partners LP, Series 1997, 5.750%, 10/01/36 (Alternative Minimum Tax)	10/08 at 102.00	BBB–		2,491,087

3,500	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 4.100%, 3/15/15 – MBIA Insured	3/08 at 101.50	AAA		3,547,005

1,500	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Bonds, American Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%, 11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)	11/11 at 101.00	Baa3		1,587,045

200	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)	11/11 at 101.00	Baa3		210,698

3,000	Power Authority of the State of New York, General Revenue Bonds, Series 2000A, 5.250%, 11/15/40	11/10 at 100.00	Aa2		3,140,700

	Power Authority of the State of New York, General Revenue Bonds, Series 2006A:
780	5.000%, 11/15/18 – FGIC Insured	11/15 at 100.00	AAA		849,202
520	5.000%, 11/15/19 – FGIC Insured	11/15 at 100.00	AAA		565,328

	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998:
1,800	5.300%, 1/01/13 (Alternative Minimum Tax)	1/09 at 101.00	N/R		1,791,396
4,000	5.500%, 1/01/23 (Alternative Minimum Tax)	1/09 at 101.00	N/R		4,001,320

100	Westchester County Industrial Development Agency, Westchester County, New York, Resource Recovery Revenue Bonds, RESCO Company, Series 1996, 5.500%, 7/01/09 (Alternative Minimum Tax)	7/07 at 101.00	BBB		101,396
33,115	Total Utilities				33,591,599
	Water and Sewer – 3.7%

	Monroe County Water Authority, New York, Water System Revenue Bonds, Series 2001:
850	5.150%, 8/01/22	8/11 at 101.00	AA		899,938
2,250	5.250%, 8/01/36	8/11 at 101.00	AA		2,386,553

2,225	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2003A, 5.375%, 6/15/19	6/12 at 100.00	AA+		2,402,110

4,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2002F, 5.250%, 11/15/18	11/12 at 100.00	AAA		4,326,080

2,950	Niagara Falls Public Water Authority, New York, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 7/15/27 – XLCA Insured	7/15 at 100.00	AAA		3,148,417

38

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Water and Sewer (continued)

$1,455	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2005, 5.000%, 5/01/18 – AMBAC Insured	5/15 at 100.00	Aaa	$1,577,904
13,730	Total Water and Sewer			14,741,002
$397,885	Total Long-Term Investments (cost $400,171,183) – 105.4%			418,504,321

	Short-Term Investments – 1.8%

700	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Variable Rate Demand Obligations, Fiscal Series 1993C, 3.630%, 6/15/22 – FGIC Insured (4)		A–1+	700,000

800	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Variable Rate Demand Obligations, Fiscal Series 1994C, 3.630%, 6/15/23 – FGIC Insured (4)		A–1+	800,000

1,500	New York City, New York, General Obligation Bonds, Variable Rate Demand Obligations, Fiscal Series 1995B2-B10, 3.630%, 8/15/18 – AMBAC Insured (4)		A–1+	1,500,000

4,250	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 3.340%, 12/01/15 – MBIA Insured (4)		VMIG–1	4,250,000
$7,250	Total Short-Term Investments (cost $7,250,000)			7,250,000

	Total Investments (cost $407,421,183) – 107.2%			425,754,321

	Floating Rate Obligations – (8.3)%			(33,000,000)

	Other Assets Less Liabilities – 1.1%			4,537,614

	Net Assets – 100%			$397,291,935

Forward Swaps outstanding at February 28, 2007:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (5)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$23,500,000	Receive	3-Month USD–LIBOR	5.544%	Semi-Annually	7/20/07	7/20/10	$(407,239)
JPMorgan	4,300,000	Pay	3-Month USD–LIBOR	5.768	Semi-Annually	7/20/07	7/20/29	292,754
Morgan Stanley	4,750,000	Pay	3-Month USD–LIBOR	5.771	Semi-Annually	7/20/07	7/20/34	357,617
								$243,132

USD – LIBOR (United States Dollar-London Inter-Bank Offered Rate)

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(5)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

39

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Education and Civic Organizations – 10.5%

$1,000	Allegany County Industrial Development Agency, New York, Revenue Bonds, Alfred University, Series 1998, 5.000%, 8/01/28 – MBIA Insured	8/08 at 102.00	Aaa	$1,034,140

1,110	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing Corporation, University of Buffalo Creekside Project, Series 2002A, 5.000%, 8/01/22 – AMBAC Insured	8/12 at 101.00	AAA	1,176,644

3,095	Amherst Industrial Development Agency, New York, Revenue Bonds, UBF Faculty/Student Housing Corporation, University of Buffalo Project, Series 2000A, 5.750%, 8/01/30 – AMBAC Insured	8/10 at 102.00	AAA	3,350,802

4,000	Dormitory Authority of the State of New York, Consolidated Revenue Bonds, City University System, Series 1993A, 5.750%, 7/01/13 – MBIA Insured	No Opt. Call	AAA	4,345,280

1,000	Dormitory Authority of the State of New York, General Revenue Bonds, New York University, Series 2001-1, 5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	AAA	1,231,000

605	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University, Series 2002, 5.000%, 7/01/21 – FGIC Insured	7/12 at 100.00	AAA	641,724

2,890	Dormitory Authority of the State of New York, Insured Revenue Bonds, Ithaca College, Series 1998, 5.000%, 7/01/21 – AMBAC Insured	7/08 at 101.00	Aaa	2,968,608

1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Yeshiva University, Series 2001, 5.000%, 7/01/30 – AMBAC Insured	7/11 at 100.00	AAA	1,039,240

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University Dormitory Facilities, Series 2003B, 5.250%, 7/01/32 (Mandatory put 7/01/13) – XLCA Insured	No Opt. Call	AAA	1,083,030

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Canisius College, Series 2000, 5.250%, 7/01/30 – MBIA Insured	7/11 at 101.00	AAA	1,063,910

1,345	Dormitory Authority of the State of New York, Revenue Bonds, City University of New York, Series 2005A, 5.500%, 7/01/18 – FGIC Insured	No Opt. Call	AAA	1,553,341

1,145	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Anti-Defamation League Foundation, Series 1997A, 5.600%, 6/01/17 – MBIA Insured	6/07 at 102.00	Aaa	1,173,007

1,750	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/36 – AMBAC Insured	1/17 at 100.00	AAA	1,885,958

	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006:
720	5.000%, 3/01/31 – FGIC Insured	9/16 at 100.00	AAA	775,591
450	5.000%, 3/01/36 – MBIA Insured	9/16 at 100.00	AAA	484,011

7,975	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens Baseball Stadium Project, Series 2006, 5.000%, 1/01/39 – AMBAC Insured (UB)	1/17 at 100.00	AAA	8,581,180

1,750	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 1997A, 5.650%, 4/01/27 – MBIA Insured	4/07 at 101.00	AAA	1,770,370
31,835	Total Education and Civic Organizations			34,157,836
	Health Care – 14.5%

400	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Hospital for Special Surgery, Series 2005, 5.000%, 8/15/33 – MBIA Insured	2/15 at 100.00	AAA	425,780

3,305	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Millard Fillmore Hospitals, Series 1997, 5.375%, 2/01/32 – AMBAC Insured	8/07 at 102.00	AAA	3,408,314

2,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, Montefiore Medical Center, Series 1999, 5.500%, 8/01/38 – AMBAC Insured	8/09 at 101.00	AAA	2,094,820

6,115	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, New York and Presbyterian Hospital, Series 1998, 4.750%, 8/01/27 – AMBAC Insured	2/08 at 101.00	AAA	6,207,459

1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue Bonds, St. Barnabas Hospital, Series 2002A, 5.125%, 2/01/22 – AMBAC Insured	8/12 at 100.00	AAA	2,020,474

1,910	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/29 – FGIC Insured	2/15 at 100.00	AAA	2,033,902

4,000	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Refunding Bonds, United Health Services, Series 1997, 5.375%, 8/01/27 – AMBAC Insured	2/08 at 102.00	AAA	4,135,360

40

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care (continued)

$2,260	Dormitory Authority of the State of New York, Hospital Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Francis Hospital, Series 1999A, 5.500%, 7/01/29 – MBIA Insured	7/09 at 101.00	AAA	$2,366,921

3,125	Dormitory Authority of the State of New York, Revenue Bonds, Catholic Health Services of Long Island Obligated Group – St. Charles Hospital and Rehabilitation Center, Series 1999A, 5.500%, 7/01/22 – MBIA Insured	7/09 at 101.00	AAA	3,277,875

2,000	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan-Kettering Cancer Center, Series 2003-1, 5.000%, 7/01/21 – MBIA Insured	7/13 at 100.00	AAA	2,140,420

1,030	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2004A, 5.250%, 8/15/15 – FSA Insured	8/14 at 100.00	AAA	1,125,759

3,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Health System Obligated Group, Series 1998, 5.000%, 11/01/23 – MBIA Insured	11/08 at 101.00	AAA	3,087,870

5,000	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop South Nassau University Health System Obligated Group, Series 2001A, 5.250%, 7/01/31 – AMBAC Insured	7/11 at 101.00	AAA	5,307,150

2,500	Dormitory Authority of the State of New York, Secured Hospital Insured Revenue Bonds, Southside Hospital, Series 1998, 5.000%, 2/15/25 – MBIA Insured	2/08 at 101.50	AAA	2,565,225

	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds, Series 2003A:
2,000	5.250%, 2/15/21 – AMBAC Insured	2/13 at 100.00	AAA	2,144,600
1,750	5.250%, 2/15/22 – AMBAC Insured	2/13 at 100.00	AAA	1,876,525

2,890	New York State Medical Care Facilities Finance Agency, FHA-Insured Mortgage Revenue Bonds, Montefiore Medical Center, Series 1995A, 5.750%, 2/15/15 – AMBAC Insured	8/07 at 100.00	AAA	2,906,849
45,195	Total Health Care			47,125,303
	Housing/Multifamily – 4.6%

	New York City Housing Development Corporation, New York, Capital Fund Program Revenue Bonds, Series 2005A:
400	5.000%, 7/01/14 – FGIC Insured	No Opt. Call	AAA	433,012
400	5.000%, 7/01/16 – FGIC Insured	7/15 at 100.00	AAA	434,468
4,030	5.000%, 7/01/25 – FGIC Insured	7/15 at 100.00	AAA	4,332,492

929	New York City Housing Development Corporation, New York, Multifamily Housing Revenue Bonds, Pass-Through Certificates, Series 1991C, 6.500%, 2/20/19 – AMBAC Insured	3/07 at 105.00	AAA	977,975

	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A:
4,335	6.100%, 11/01/15 – FSA Insured	5/07 at 101.00	AAA	4,429,720
4,270	6.125%, 11/01/20 – FSA Insured	5/07 at 101.00	AAA	4,363,897
14,364	Total Housing/Multifamily			14,971,564
	Industrials – 0.8%

2,235	Syracuse Industrial Development Authority, New York, PILOT Mortgage Revenue Bonds, Carousel Center Project, Series 2007A, 5.000%, 1/01/36 – XLCA Insured (Alternative Minimum Tax)	1/17 at 100.00	AAA	2,361,188
	Long-Term Care – 3.8%

2,000	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Augustana Lutheran Home for the Aged Inc., Series 2000A, 5.500%, 8/01/38 – MBIA Insured	8/10 at 101.00	AAA	2,115,820

3,665	Dormitory Authority of the State of New York, FHA-Insured Nursing Home Mortgage Revenue Bonds, Norwegian Christian Home and Health Center, Series 2001, 5.200%, 8/01/36 – MBIA Insured	8/11 at 101.00	AAA	3,881,895

2,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, NYSARC Inc., Series 2005A, 5.000%, 7/01/34 – FSA Insured	7/15 at 100.00	AAA	2,131,800

4,250	East Rochester Housing Authority, New York, FHA-Insured Mortgage Revenue Bonds, St. John’s Meadows Project, Series 1997A, 5.700%, 8/01/27 – MBIA Insured	8/07 at 102.00	AAA	4,367,215
11,915	Total Long-Term Care			12,496,730
	Tax Obligation/General – 12.2%

1,000	Erie County, New York, General Obligation Bonds, Series 2003A, 5.250%, 3/15/16 – FGIC Insured	3/13 at 100.00	Aaa	1,082,720

2,000	Erie County, New York, General Obligation Bonds, Series 2005A, 5.000%, 12/01/18 – MBIA Insured	12/15 at 100.00	AAA	2,178,200

41

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)

$2,295	Harborsfield Central School District, Suffolk County, New York, General Obligation Bonds, Series 2001, 5.000%, 6/01/19 – FSA Insured	6/11 at 100.00	Aaa	$2,415,579

	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, 2006A:
3,130	4.500%, 2/15/47 – MBIA Insured (UB)	2/17 at 100.00	AAA	3,153,475
895	5.000%, 2/15/47 – FGIC Insured (UB)	2/17 at 100.00	AAA	960,639

2,250	Monroe County, New York, General Obligation Public Improvement Bonds, Series 2002, 5.000%, 3/01/16 – FGIC Insured	3/12 at 100.00	AAA	2,385,765

2,000	Monroe-Woodbury Central School District, Orange County, New York, General Obligation Bonds, Series 2004A, 4.250%, 5/15/22 – FGIC Insured	5/14 at 100.00	AAA	2,035,360

	Mount Sinai Union Free School District, Suffolk County, New York, General Obligation Refunding Bonds, Series 1992:
500	6.200%, 2/15/15 – AMBAC Insured	No Opt. Call	AAA	587,155
1,035	6.200%, 2/15/16 – AMBAC Insured	No Opt. Call	AAA	1,233,813

1,505	Nassau County, North Hempstead, New York, General Obligation Refunding Bonds, Series 1992B, 6.400%, 4/01/14 – FGIC Insured	No Opt. Call	AAA	1,757,900

60	New York City, New York, General Obligation Bonds, Fiscal Series 1992C, 6.250%, 8/01/10 – FSA Insured	8/07 at 100.00	AAA	60,131

	New York City, New York, General Obligation Bonds, Fiscal Series 2001D:
3,000	5.250%, 8/01/15 – MBIA Insured	8/10 at 101.00	AAA	3,160,800
2,000	5.000%, 8/01/16 – FGIC Insured	8/10 at 101.00	AAA	2,099,180

2,460	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.250%, 11/01/15 – MBIA Insured	11/11 at 101.00	AAA	2,628,682

	New York City, New York, General Obligation Bonds, Fiscal Series 2004E:
2,500	5.000%, 11/01/19 – FSA Insured	11/14 at 100.00	AAA	2,691,075
1,050	5.000%, 11/01/20 – FSA Insured	11/14 at 100.00	AAA	1,127,364

600	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/19 – FGIC Insured	3/15 at 100.00	AAA	647,718

	Rensselaer County, New York, General Obligation Bonds, Series 1991:
960	6.700%, 2/15/13 – AMBAC Insured	No Opt. Call	AAA	1,114,243
960	6.700%, 2/15/14 – AMBAC Insured	No Opt. Call	AAA	1,136,333
960	6.700%, 2/15/15 – AMBAC Insured	No Opt. Call	AAA	1,160,237

	Rondout Valley Central School District, Ulster County, New York, General Obligation Bonds, Series 1991:
550	6.850%, 6/15/09 – FGIC Insured	No Opt. Call	AAA	588,495
550	6.850%, 6/15/10 – FGIC Insured	No Opt. Call	AAA	604,186

	Saratoga County, Half Moon, New York, Public Improvement Bonds, Series 1991:
385	6.500%, 6/01/09 – AMBAC Insured	No Opt. Call	AAA	408,508
395	6.500%, 6/01/10 – AMBAC Insured	No Opt. Call	AAA	429,073
395	6.500%, 6/01/11 – AMBAC Insured	No Opt. Call	AAA	438,422

1,500	West Islip Union Free School District, Suffolk County, New York, General Obligation Bonds, Series 2005, 5.000%, 10/01/16 – FSA Insured	10/15 at 100.00	Aaa	1,638,885

1,985	Yonkers, New York, General Obligation Bonds, Series 2005B, 5.000%, 8/01/17 – MBIA Insured	8/15 at 100.00	AAA	2,150,688
36,920	Total Tax Obligation/General			39,874,626
	Tax Obligation/Limited – 24.9%

245	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 1999D, 5.250%, 2/15/29 – FSA Insured	8/09 at 101.00	AAA	255,275

220	Dormitory Authority of the State of New York, Improvement Revenue Bonds, Mental Health Services Facilities, Series 2000D, 5.250%, 8/15/30 – FSA Insured	8/10 at 100.00	AAA	229,968

1,000	Dormitory Authority of the State of New York, Lease Revenue Bonds, Wayne-Finger Lakes Board of Cooperative Education Services, Series 2004, 5.000%, 8/15/23 – FSA Insured	8/14 at 100.00	AAA	1,064,300

2,410	Dormitory Authority of the State of New York, Revenue Bonds, Department of Health, Series 2004-2, 5.000%, 7/01/20 – FGIC Insured	7/14 at 100.00	AAA	2,584,074

42

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited (continued)

$950	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/30 – AMBAC Insured	2/15 at 100.00	AAA	$1,011,893

1,000	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005D-1, 5.000%, 8/15/23 – FGIC Insured	2/15 at 100.00	AAA	1,072,190

	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D:
6,275	5.250%, 10/01/23 – MBIA Insured	10/12 at 100.00	AAA	6,735,773
875	5.000%, 10/01/30 – MBIA Insured	10/12 at 100.00	AAA	921,559

310	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/21 – FSA Insured	3/15 at 100.00	AAA	334,574

1,000	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2003, 5.750%, 5/01/19 – FSA Insured	5/12 at 100.00	AAA	1,097,420

1,100	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds, Buffalo City School District, Series 2004, 5.750%, 5/01/26 – FSA Insured	5/14 at 100.00	AAA	1,236,477

5,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2002A, 5.250%, 11/15/25 – FSA Insured	11/12 at 100.00	AAA	5,347,750

	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A:
2,000	5.500%, 1/01/20 – MBIA Insured	7/12 at 100.00	AAA	2,176,480
1,350	5.000%, 7/01/25 – FGIC Insured	7/12 at 100.00	AAA	1,422,914

	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A:
1,500	5.000%, 10/15/24 – MBIA Insured	10/14 at 100.00	AAA	1,612,545
1,670	5.000%, 10/15/25 – MBIA Insured	10/14 at 100.00	AAA	1,793,012
1,225	5.000%, 10/15/26 – MBIA Insured	10/14 at 100.00	AAA	1,314,388
4,020	5.000%, 10/15/29 – AMBAC Insured	10/14 at 100.00	AAA	4,296,938
500	5.000%, 10/15/32 – AMBAC Insured	10/14 at 100.00	AAA	533,425

1,700	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2002B, 5.000%, 5/01/30 – MBIA Insured	11/11 at 101.00	AAA	1,785,017

	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003C:
2,000	5.250%, 8/01/20 – AMBAC Insured	8/12 at 100.00	AAA	2,152,580
1,700	5.250%, 8/01/22 – AMBAC Insured	8/12 at 100.00	AAA	1,819,765

1,330	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2003E, 5.250%, 2/01/22 – MBIA Insured	2/13 at 100.00	AAA	1,428,500

3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Refunding Bonds, Fiscal Series 2003D, 5.000%, 2/01/22 – MBIA Insured	2/13 at 100.00	AAA	3,168,120

	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005:
1,330	5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	AAA	1,423,433
3,170	5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AAA	3,369,678

2,000	New York State Local Government Assistance Corporation, Revenue Bonds, Series 1993E, 5.250%, 4/01/16 – FSA Insured	No Opt. Call	AAA	2,215,100

	New York State Municipal Bond Bank Agency, Buffalo, Special Program Revenue Bonds, Series 2001A:
1,185	5.250%, 5/15/25 – AMBAC Insured	5/11 at 100.00	AAA	1,248,895
1,250	5.250%, 5/15/26 – AMBAC Insured	5/11 at 100.00	AAA	1,317,400

1,000	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Generation, Series 2004, 5.000%, 4/01/23 – MBIA Insured	4/14 at 100.00	AAA	1,067,860

5,385	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second Generation, Series 2005B, 5.500%, 4/01/20 – AMBAC Insured	No Opt. Call	AAA	6,300,881

1,500	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2004A, 5.000%, 3/15/24 – AMBAC Insured	9/14 at 100.00	AAA	1,606,440

43

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/Limited (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
$3,900	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AAA	$4,201,977
250	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AAA	268,350
5,400	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AAA	5,787,072

675	Niagara Falls City School District, Niagara County, New York, Certificates of Participation, High School Facility, Series 2005, 5.000%, 6/15/28 – FSA Insured	6/15 at 100.00	AAA	718,544

	Puerto Rico Highway and Transportation Authority, Highway Revenue Refunding Bonds, Series 2002E:
1,525	5.500%, 7/01/14 – FSA Insured	No Opt. Call	AAA	1,706,750
4,000	5.500%, 7/01/18 – FSA Insured	No Opt. Call	AAA	4,631,600
74,950	Total Tax Obligation/Limited			81,258,917
	Transportation – 18.7%

2,500	Albany County Airport Authority, New York, Airport Revenue Bonds, Series 1997, 5.500%, 12/15/19 – FSA Insured (Alternative Minimum Tax)	12/07 at 102.00	AAA	2,578,325

	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002E:
3,185	5.500%, 11/15/18 – MBIA Insured (UB)	11/12 at 100.00	AAA	3,483,657
7,155	5.500%, 11/15/19 – MBIA Insured (UB)	11/12 at 100.00	AAA	7,825,924

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2003A, 5.000%, 11/15/15 – FGIC Insured	No Opt. Call	AAA	1,643,805

4,250	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.500%, 11/15/18 – AMBAC Insured	11/12 at 100.00	AAA	4,648,523

2,615	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/30 – AMBAC Insured	1/15 at 100.00	AAA	2,788,479

	New York State Thruway Authority, General Revenue Bonds, Series 2005G:
1,000	5.000%, 1/01/30 – FSA Insured	7/15 at 100.00	AAA	1,071,380
3,500	5.000%, 1/01/32 – FSA Insured	7/15 at 100.00	AAA	3,744,720

	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1998:
1,000	5.000%, 4/01/18 – FGIC Insured (Alternative Minimum Tax)	4/08 at 101.00	AAA	1,019,260
1,500	5.000%, 4/01/28 – FGIC Insured (Alternative Minimum Tax)	4/08 at 101.00	AAA	1,525,830

3,000	Niagara Frontier Airport Authority, New York, Airport Revenue Bonds, Buffalo Niagara International Airport, Series 1999A, 5.625%, 4/01/29 – MBIA Insured (Alternative Minimum Tax)	4/09 at 101.00	AAA	3,131,580

	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fortieth Series 2005:
1,000	5.000%, 12/01/19 – FSA Insured	6/15 at 101.00	AAA	1,091,350
2,000	5.000%, 12/01/28 – XLCA Insured	6/15 at 101.00	AAA	2,153,040
1,100	5.000%, 12/01/31 – XLCA Insured	6/15 at 101.00	AAA	1,179,365

2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twentieth Series 2000, 5.750%, 10/15/26 – MBIA Insured (Alternative Minimum Tax)	10/07 at 101.00	AAA	2,043,680

3,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.750%, 12/01/25 – MBIA Insured (Alternative Minimum Tax)	12/07 at 100.00	AAA	3,042,570

	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Bonds, Series 2003A:
5,320	5.250%, 11/15/19 – AMBAC Insured (UB)	11/13 at 100.00	AAA	5,797,736
5,275	5.250%, 11/15/20 – AMBAC Insured (UB)	11/13 at 100.00	AAA	5,748,695

2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series 2002A, 5.250%, 1/01/19 – FGIC Insured	1/12 at 100.00	AAA	2,666,200

	Triborough Bridge and Tunnel Authority, New York, Subordinate Lien General Purpose Revenue Refunding Bonds, Series 2002E:
780	5.500%, 11/15/20 – MBIA Insured	No Opt. Call	AAA	918,372
2,300	5.250%, 11/15/22 – MBIA Insured	11/12 at 100.00	AAA	2,472,155
56,480	Total Transportation			60,574,646

44

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	U.S. Guaranteed – 6.8% (3)

	Camden Central School District, Oneida County, New York, General Obligation Bonds, Series 1991:
$600	7.100%, 6/15/09 – AMBAC Insured (ETM)	No Opt. Call	AAA	$646,146
275	7.100%, 6/15/10 – AMBAC Insured (ETM)	No Opt. Call	AAA	304,898

1,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, New Island Hospital, Series 1999A, 5.750%, 7/01/19 (Pre-refunded 7/01/09) – AMBAC Insured	7/09 at 101.00	AAA	1,057,820

1,500	Dormitory Authority of the State of New York, Revenue Bonds, State Personal Income Tax, Series 2003A, 5.000%, 3/15/32 (Pre-refunded 3/15/13) – FGIC Insured	3/13 at 100.00	AAA	1,612,755

1,000	Dormitory Authority of the State of New York, Revenue Bonds, State University Educational Facilities, Series 2002A, 5.000%, 5/15/27 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 101.00	AAA	1,075,000

5,280	Dormitory Authority of the State of New York, Revenue Bonds, University of Rochester, Series 2000A, 0.000%, 7/01/25 (Pre-refunded 7/01/10) – MBIA Insured	7/10 at 101.00	AAA	4,710,182

1,000	Erie County Water Authority, New York, Water Revenue Bonds, Series 1990B, 6.750%, 12/01/14 – AMBAC Insured (ETM)	No Opt. Call	AAA	1,136,980

500	Greece Central School District, Monroe County, New York, General Obligation Bonds, School District Bonds, Series 1992, 6.000%, 6/15/09 – FGIC Insured (ETM)	No Opt. Call	AAA	526,595

1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.250%, 9/01/28 (Pre-refunded 9/01/11) – FSA Insured	9/11 at 100.00	AAA	1,603,755

3,040	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997B, 5.125%, 7/01/24 – AMBAC Insured (ETM)	7/07 at 102.00	AAA	3,115,210

3,500	Metropolitan Transportation Authority, New York, Commuter Facilities Revenue Bonds, Series 1997E, 5.000%, 7/01/21 (Pre-refunded 7/01/13) – AMBAC Insured	7/13 at 100.00	AAA	3,774,435

500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 1999A, 5.000%, 4/01/29 (Pre-refunded 10/01/14) – FSA Insured	10/14 at 100.00	AAA	545,430

	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Series 2002A:
1,000	5.250%, 4/01/18 (Pre-refunded 4/01/12) – FSA Insured	4/12 at 100.00	AAA	1,076,830
1,000	5.250%, 4/01/19 (Pre-refunded 4/01/12) – FSA Insured	4/12 at 100.00	AAA	1,076,830
21,695	Total U.S. Guaranteed			22,262,866
	Utilities – 5.7%

6,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 0.000%, 12/01/19 – FSA Insured	No Opt. Call	AAA	3,624,480

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
2,000	0.000%, 6/01/24 – FSA Insured	No Opt. Call	AAA	994,420
2,000	0.000%, 6/01/25 – FSA Insured	No Opt. Call	AAA	951,540

1,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.000%, 9/01/27 – FSA Insured	9/11 at 100.00	AAA	1,565,085

	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
3,300	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	AAA	3,567,630
6,400	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	AAA	6,903,614

1,000	New York State Energy Research and Development Authority, Electric Facilities Revenue Bonds, Long Island Lighting Company, Series 1995A, 5.300%, 8/01/25 – MBIA Insured (Alternative Minimum Tax)	3/09 at 102.00	AAA	1,042,410
22,200	Total Utilities			18,649,179
	Water and Sewer – 3.5%

405	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2000B, 6.000%, 6/15/33 – MBIA Insured	6/10 at 101.00	AAA	436,768

3,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2002A, 5.250%, 6/15/33 – FGIC Insured	6/11 at 100.00	AAA	3,162,270

3,340	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005C, 5.000%, 6/15/27 – MBIA Insured	6/15 at 100.00	AAA	3,587,093

45

Portfolio of Investments

Nuveen New York Insured Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Water and Sewer (continued)

$40	New York State Environmental Facilities Corporation, State Water Pollution Control Revolving Fund Pooled Revenue Bonds, Series 1990C, 7.200%, 3/15/11 – MBIA Insured	3/07 at 100.00	AAA	$40,120

4,000	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2005C, 5.000%, 6/01/28 – MBIA Insured	6/15 at 100.00	AAA	4,286,000
10,785	Total Water and Sewer			11,512,251
$328,574	Total Investments (cost $329,320,365) – 106.0%			345,245,106

	Floating Rate Obligations – (6.7)%			(21,945,000)

	Other Assets Less Liabilities – 0.7%			2,464,968

	Net Assets – 100%			$325,765,074

The Fund primarily invests in bonds that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

46

Statement of Assets and Liabilities

February 28, 2007

	Connecticut	New Jersey	New York	New York Insured
Assets
Investments, at value (cost $306,597,301, $189,174,810, $407,421,183 and $329,320,365, respectively)	$319,878,825	$197,112,885	$425,754,321	$345,245,106
Cash	—	1,960,744	336,152	—
Receivables:
Interest	3,478,454	2,216,857	5,245,557	3,551,875
Investments sold	3,933,624	1,780,029	—	2,260,689
Shares sold	389,162	316,182	628,740	30,037
Unrealized appreciation on forward swaps	—	—	357,617	—
Other assets	14,524	280	19,819	32,199
Total assets	327,694,589	203,386,977	432,342,206	351,119,906
Liabilities
Cash overdraft	188,374	—	—	1,759,862
Floating rate obligations	22,370,000	6,600,000	33,000,000	21,945,000
Payables:
Investments purchased	3,007,200	723,250	—	—
Shares redeemed	410,891	60,840	266,118	312,205
Variation margin on futures contracts	15,750	—	—	—
Unrealized depreciation on forward swaps	—	—	114,485	—
Accrued expenses:
Management fees	120,323	78,477	157,447	130,465
12b-1 distribution and service fees	71,860	42,232	74,147	31,834
Other	62,159	51,855	119,117	106,519
Dividends payable	957,722	605,168	1,318,957	1,068,947
Total liabilities	27,204,279	8,161,822	35,050,271	25,354,832
Net assets	$300,490,310	$195,225,155	$397,291,935	$325,765,074
Class A Shares
Net assets	$228,582,409	$84,421,452	$181,312,827	$90,399,931
Shares outstanding	21,429,919	7,799,459	16,693,324	8,719,786
Net asset value per share	$10.67	$10.82	$10.86	$10.37
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.14	$11.29	$11.34	$10.82
Class B Shares
Net assets	$19,462,375	$17,959,924	$25,898,348	$13,447,007
Shares outstanding	1,825,652	1,658,463	2,384,558	1,293,573
Net asset value and offering price per share	$10.66	$10.83	$10.86	$10.40
Class C Shares
Net assets	$39,948,842	$29,027,984	$48,524,816	$14,425,907
Shares outstanding	3,748,200	2,690,462	4,464,683	1,390,696
Net asset value and offering price per share	$10.66	$10.79	$10.87	$10.37
Class R Shares
Net assets	$12,496,684	$63,815,795	$141,555,944	$207,492,229
Shares outstanding	1,166,623	5,881,986	13,005,396	19,946,783
Net asset value and offering price per share	$10.71	$10.85	$10.88	$10.40

Net Assets Consist of:
Capital paid-in	$287,238,422	$187,326,229	$378,565,521	$309,836,914
Undistributed (Over-distribution of) net investment income	(205,864)	(125,434)	113,579	(423,704)
Accumulated net realized gain (loss) from investments and derivative transactions	127,680	86,285	36,565	427,123
Net unrealized appreciation (depreciation) of investments and derivative transactions	13,330,072	7,938,075	18,576,270	15,924,741
Net assets	$300,490,310	$195,225,155	$397,291,935	$325,765,074

See accompanying notes to financial statements.

47

Statement of Operations

Year Ended February 28, 2007

	Connecticut	New Jersey	New York	New York Insured
Investment Income	$14,915,893	$8,911,957	$19,970,267	$16,355,110
Expenses
Management fees	1,537,553	974,109	1,975,685	1,744,406
12b-1 service fees – Class A	446,224	163,331	332,250	179,260
12b-1 distribution and service fees – Class B	208,537	185,634	271,027	143,337
12b-1 distribution and service fees – Class C	288,361	210,383	333,734	111,228
Shareholders’ servicing agent fees and expenses	129,293	113,618	212,297	194,004
Floating rate obligations interest expense and fees	844,769	247,680	1,136,376	612,451
Custodian’s fees and expenses	95,125	57,424	117,161	120,043
Trustees’ fees and expenses	7,421	4,822	9,446	8,607
Professional fees	19,479	14,615	23,269	20,827
Shareholders’ reports – printing and mailing expenses	35,758	31,182	60,951	54,273
Federal and state registration fees	4,767	3,066	7,738	4,228
Other expenses	10,075	6,952	13,498	13,330
Total expenses before custodian fee credit	3,627,362	2,012,816	4,493,432	3,205,994
Custodian fee credit	(43,572)	(34,909)	(59,307)	(22,017)
Net expenses	3,583,790	1,977,907	4,434,125	3,183,977
Net investment income	11,332,103	6,934,050	15,536,142	13,171,133
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	570,517	183,798	533,873	1,581,968
Futures	144,513	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments	318,646	890,749	308,049	(1,869,948)
Forward swaps	—	—	243,132	—
Futures	48,548	—	—	—
Net realized and unrealized gain (loss)	1,082,224	1,074,547	1,085,054	(287,980)
Net increase (decrease) in net assets from operations	$12,414,327	$8,008,597	$16,621,196	$12,883,153

See accompanying notes to financial statements.

48

Statement of Changes in Net Assets

	Connecticut		New Jersey
	Year Ended 2/28/07	Year Ended 2/28/06	Year Ended 2/28/07	Year Ended 2/28/06
Operations
Net investment income	$11,332,103	$11,575,660	$6,934,050	$6,580,926
Net realized gain (loss) from:
Investments	570,517	1,247,488	183,798	993,770
Futures	144,513	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments	318,646	(3,036,564)	890,749	(1,257,781)
Forward swaps	—	—	—	—
Futures	48,548	—	—	—
Net increase (decrease) in net assets from operations	12,414,327	9,786,584	8,008,597	6,316,915
Distributions to Shareholders
From net investment income:
Class A	(8,929,302)	(9,296,715)	(3,156,809)	(3,110,306)
Class B	(713,167)	(920,681)	(603,392)	(779,810)
Class C	(1,320,161)	(1,317,991)	(931,006)	(995,575)
Class R	(326,053)	(170,372)	(2,161,344)	(1,843,737)
From accumulated net realized gains:
Class A	(614,542)	(952,239)	(99,858)	(304,927)
Class B	(57,137)	(111,320)	(22,633)	(91,015)
Class C	(106,191)	(159,382)	(34,159)	(112,120)
Class R	(27,738)	(16,403)	(71,737)	(172,072)
Decrease in net assets from distributions to shareholders	(12,094,291)	(12,945,103)	(7,080,938)	(7,409,562)
Fund Share Transactions
Proceeds from sale of shares	47,243,649	39,096,312	42,048,774	20,901,410
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,742,107	6,192,479	4,551,028	4,942,099
	52,985,756	45,288,791	46,599,802	25,843,509
Cost of shares redeemed	(46,047,260)	(39,380,724)	(25,742,288)	(21,648,832)
Net increase (decrease) in net assets from Fund share transactions	6,938,496	5,908,067	20,857,514	4,194,677
Net increase (decrease) in net assets	7,258,532	2,749,548	21,785,173	3,102,030
Net assets at the beginning of year	293,231,778	290,482,230	173,439,982	170,337,952
Net assets at the end of year	$300,490,310	$293,231,778	$195,225,155	$173,439,982
Undistributed (Over-distribution of) net investment income at the end of year	$(205,864)	$(241,097)	$(125,434)	$(206,933)

See accompanying notes to financial statements.

49

Statement of Changes in Net Assets (continued)

	New York		New York Insured
	Year Ended 2/28/07	Year Ended 2/28/06	Year Ended 2/28/07	Year Ended 2/28/06
Operations
Net investment income	$15,536,142	$15,209,663	$13,171,133	$14,242,478
Net realized gain (loss) from:
Investments	533,873	1,089,825	1,581,968	5,221,469
Futures	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments	308,049	(3,184,362)	(1,869,948)	(8,016,282)
Forward swaps	243,132	—	—	—
Futures	—	—	—	—
Net increase (decrease) in net assets from operations	16,621,196	13,115,126	12,883,153	11,447,665
Distributions to Shareholders
From net investment income:
Class A	(6,756,557)	(6,118,767)	(3,511,068)	(3,556,051)
Class B	(955,404)	(1,171,945)	(474,465)	(658,569)
Class C	(1,584,875)	(1,471,337)	(494,502)	(561,351)
Class R	(5,909,837)	(6,132,335)	(8,648,662)	(9,428,193)
From accumulated net realized gains:
Class A	(176,765)	(682,503)	(394,162)	(1,839,205)
Class B	(28,337)	(141,611)	(61,300)	(386,140)
Class C	(48,412)	(182,111)	(62,591)	(338,544)
Class R	(145,842)	(598,382)	(903,073)	(4,521,407)
Decrease in net assets from distributions to shareholders	(15,606,029)	(16,498,991)	(14,549,823)	(21,289,460)
Fund Share Transactions
Proceeds from sale of shares	72,572,501	75,327,447	17,476,007	20,956,907
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,604,181	10,204,134	10,587,473	15,722,214
	82,176,682	85,531,581	28,063,480	36,679,121
Cost of shares redeemed	(58,080,677)	(50,779,649)	(45,875,001)	(46,634,914)
Net increase (decrease) in net assets from Fund share transactions	24,096,005	34,751,932	(17,811,521)	(9,955,793)
Net increase (decrease) in net assets	25,111,172	31,368,067	(19,478,191)	(19,797,588)
Net assets at the beginning of year	372,180,763	340,812,696	345,243,265	365,040,853
Net assets at the end of year	$397,291,935	$372,180,763	$325,765,074	$345,243,265
Undistributed (Over-distribution of) net investment income at the end of year	$113,579	$(202,582)	$(423,704)	$(442,695)

See accompanying notes to financial statements.

50

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Connecticut Municipal Bond Fund (“Connecticut”), Nuveen New Jersey Municipal Bond Fund (“New Jersey”), Nuveen New York Municipal Bond Fund (“New York”) and Nuveen New York Insured Municipal Bond Fund (“New York Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide tax-free income and preservation of capital through investments in diversified portfolios of municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contacts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence or such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contact or futures contact, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2007, Connecticut had outstanding when-issued/delayed delivery purchase commitments of $3,007,200. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2007, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance

New York Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered

51

Notes to Financial Statements (continued)

thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Floating rate obligations interest expense and fees” in the Statement of Operations.

During the fiscal year ended February 28, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate related to self-deposited inverse floaters during the fiscal year ended February 28, 2007, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Average floating rate obligations	$22,370,000	$6,600,000	$30,253,767	$16,254,932
Average annual interest rate and fees	3.78%	3.75%	3.76%	3.77%

52

Subsequent to the issuance of its February 28, 2006, financial statements, Connecticut and New York determined that the criteria for sale accounting in accordance with SFAS No. 140 had not been met for the self-deposited inverse floaters held by the Funds during the fiscal year ended February 28, 2006, and that the transactions should have been accounted for as a form of financing for accounting purposes rather than sales. Accordingly, Connecticut and New York have restated their financial statements to give effect to recording the self-deposited inverse floaters as financing transactions. The primary impact of the restatements is on the Ratio of Expenses to Average Net Assets Before Credit/Reimbursement, Ratio of Expenses to Average Net Assets After Reimbursement, Ratio of Expenses to Average Net Assets After Credit/Reimbursement and Portfolio Turnover Rate within their respective financial highlights for each class of shares for the fiscal year ended February 28, 2006.

	Connecticut		New York
	Previously Reported	Restated	Previously Reported	Restated
Class A
Ratios of Expenses to Average Net Assets Before Credit/Reimbursement	.83%	1.05%	.84%	1.08%
Ratios of Expenses to Average Net Assets After Reimbursement	.83%	1.05%	.84%	1.08%
Ratios of Expenses to Average Net Assets After Credit/Reimbursement	.82%	1.04%	.82%	1.06%
Portfolio Turnover Rate	13%	12%	13%	12%

Class B
Ratios of Expenses to Average Net Assets Before Credit/Reimbursement	1.58%	1.80%	1.59%	1.83%
Ratios of Expenses to Average Net Assets After Reimbursement	1.58%	1.80%	1.59%	1.83%
Ratios of Expenses to Average Net Assets After Credit/Reimbursement	1.57%	1.79%	1.57%	1.81%
Portfolio Turnover Rate	13%	12%	13%	12%

Class C
Ratios of Expenses to Average Net Assets Before Credit/Reimbursement	1.38%	1.60%	1.39%	1.63%
Ratios of Expenses to Average Net Assets After Reimbursement	1.38%	1.60%	1.39%	1.63%
Ratios of Expenses to Average Net Assets After Credit/Reimbursement	1.37%	1.59%	1.37%	1.61%
Portfolio Turnover Rate	13%	12%	13%	12%

Class R
Ratios of Expenses to Average Net Assets Before Credit/Reimbursement	.63%	.85%	.64%	.88%
Ratios of Expenses to Average Net Assets After Reimbursement	.63%	.85%	.64%	.88%
Ratios of Expenses to Average Net Assets After Credit/Reimbursement	.62%	.84%	.62%	.86%
Portfolio Turnover Rate	13%	12%	13%	12%

While the Statement of Assets and Liabilities for Connecticut and New York as of February 28, 2006 are not presented herein, the principal effects of the restatement would be to increase Investments and Floating rate obligations by corresponding amounts at year end, with no effect on previously reported net assets and net asset values. While the Statement of Operations for the year ended February 28, 2006 are not presented herein, the principal effects of the restatement would be to increase Investment income and Floating rate obligations interest expense and fees by corresponding amounts for the year ended, with no effect on the previously reported Net investment income, or Net increase in net assets resulting from operations.

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

53

Notes to Financial Statements (continued)

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is noted in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

54

2. Fund Shares

Transactions in Fund shares were as follows:

	Connecticut
	Year Ended 2/28/07		Year Ended 2/28/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,658,640	$28,153,881	2,549,248	$27,263,869
Class A – automatic conversion of Class B shares	207,835	2,206,329	134,925	1,439,889
Class B	31,726	335,772	86,755	928,843
Class C	723,228	7,640,536	808,108	8,644,116
Class R	838,440	8,907,131	76,701	819,595
Shares issued to shareholders due to reinvestment of distributions:
Class A	442,065	4,683,997	452,262	4,837,542
Class B	31,626	334,918	44,892	479,856
Class C	56,100	593,864	69,026	737,570
Class R	12,152	129,328	12,796	137,511
	5,001,812	52,985,756	4,234,713	45,288,791
Shares redeemed:
Class A	(3,074,045)	(32,447,496)	(2,502,066)	(26,770,201)
Class B	(360,529)	(3,805,315)	(415,266)	(4,457,237)
Class B – automatic conversion to Class A shares	(207,975)	(2,206,329)	(135,027)	(1,439,889)
Class C	(623,110)	(6,573,426)	(609,173)	(6,532,684)
Class R	(95,486)	(1,014,694)	(16,799)	(180,713)
	(4,361,145)	(46,047,260)	(3,678,331)	(39,380,724)
Net increase (decrease)	640,667	$6,938,496	556,382	$5,908,067

	New Jersey
	Year Ended 2/28/07		Year Ended 2/28/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,025,662	$10,980,530	1,228,892	$13,284,672
Class A – automatic conversion of Class B shares	177,422	1,897,867	60,505	652,157
Class B	107,021	1,146,305	132,675	1,433,556
Class C	416,461	4,440,866	376,697	4,067,021
Class R	2,200,700	23,583,206	135,186	1,464,004
Shares issued to shareholders due to reinvestment of distributions:
Class A	210,344	2,255,175	215,368	2,327,346
Class B	29,190	313,017	37,635	406,583
Class C	49,374	527,639	58,925	634,608
Class R	135,420	1,455,197	145,359	1,573,562
	4,351,594	46,599,802	2,391,242	25,843,509
Shares redeemed:
Class A	(1,033,930)	(11,068,893)	(874,893)	(9,452,095)
Class B	(331,816)	(3,548,252)	(407,491)	(4,414,494)
Class B – automatic conversion to Class A shares	(177,382)	(1,897,867)	(60,522)	(652,157)
Class C	(386,672)	(4,118,636)	(404,574)	(4,346,270)
Class R	(476,371)	(5,108,640)	(257,453)	(2,783,816)
	(2,406,171)	(25,742,288)	(2,004,933)	(21,648,832)
Net increase (decrease)	1,945,423	$20,857,514	386,309	$4,194,677

55

Notes to Financial Statements (continued)

	New York
	Year Ended 2/28/07		Year Ended 2/28/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,347,224	$46,760,681	5,163,385	$56,242,414
Class A – automatic conversion of Class B shares	124,161	1,340,449	130,933	1,426,562
Class B	115,486	1,245,586	181,158	1,976,125
Class C	1,106,466	11,933,099	1,117,431	12,189,236
Class R	1,046,736	11,292,686	321,412	3,493,110
Shares issued to shareholders due to reinvestment of distributions:
Class A	362,948	3,912,210	333,178	3,624,052
Class B	45,436	489,582	59,679	649,497
Class C	70,809	764,133	71,575	779,324
Class R	410,881	4,438,256	472,207	5,151,261
	7,630,147	82,176,682	7,850,958	85,531,581
Shares redeemed:
Class A	(2,901,947)	(31,215,418)	(2,528,987)	(27,413,343)
Class B	(569,624)	(6,131,485)	(495,117)	(5,379,765)
Class B – automatic conversion to Class A shares	(124,169)	(1,340,449)	(130,881)	(1,426,562)
Class C	(670,210)	(7,213,713)	(630,446)	(6,862,227)
Class R	(1,129,022)	(12,179,612)	(888,519)	(9,697,752)
	(5,394,972)	(58,080,677)	(4,673,950)	(50,779,649)
Net increase (decrease)	2,235,175	$24,096,005	3,177,008	$34,751,932

	New York Insured
	Year Ended 2/28/07		Year Ended 2/28/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,390,593	$14,363,000	1,487,684	$15,752,201
Class A – automatic conversion of Class B shares	128,618	1,323,889	79,821	845,238
Class B	39,631	408,625	53,220	568,329
Class C	65,122	672,072	195,865	2,079,438
Class R	68,570	708,421	162,226	1,711,701
Shares issued to shareholders due to reinvestment of distributions:
Class A	262,141	2,708,770	360,235	3,779,085
Class B	29,804	308,713	57,619	606,171
Class C	25,627	264,889	38,885	407,945
Class R	704,781	7,305,101	1,037,844	10,929,013
	2,714,887	28,063,480	3,473,399	36,679,121
Shares redeemed:
Class A	(1,770,925)	(18,259,690)	(1,343,190)	(14,168,603)
Class B	(359,035)	(3,719,314)	(451,629)	(4,758,492)
Class B – automatic conversion to Class A shares	(128,330)	(1,323,889)	(79,631)	(845,238)
Class C	(215,144)	(2,216,948)	(350,635)	(3,690,757)
Class R	(1,971,601)	(20,355,160)	(2,185,326)	(23,171,824)
	(4,445,035)	(45,875,001)	(4,410,411)	(46,634,914)
Net increase (decrease)	(1,730,148)	$(17,811,521)	(937,012)	$(9,955,793)

56

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended February 28, 2007, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Purchases	$48,980,763	$31,453,339	$53,134,115	$32,182,605
Sales and maturities	44,240,327	12,946,155	36,089,569	40,136,105

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2007, the cost of investments was as follows:

	Connecticut	New Jersey	New York	New York Insured
Cost of investments	$284,117,824	$182,530,570	$374,093,079	$307,309,756

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2007, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Gross unrealized:
Appreciation	$13,442,502	$8,076,865	$18,776,834	$16,013,953
Depreciation	(34,070)	(92,528)	(117,212)	(22,914)
Net unrealized appreciation (depreciation) of investments	$13,408,432	$7,984,337	$18,659,622	$15,991,039

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2007, the Funds’ tax year end, were as follows:

	Connecticut	New Jersey	New York	New York Insured
Undistributed net tax-exempt income*	$624,949	$433,470	$1,091,564	$578,876
Undistributed net ordinary income**	2,344	—	359	69
Undistributed net long-term capital gains	173,883	86,286	50,696	427,120

  * Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2007, paid on March 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

57

Notes to Financial Statements (continued)

The tax character of distributions paid during the tax years ended February 28, 2007 and February 28, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	Connecticut	New Jersey	New York	New York Insured
Distributions from net tax-exempt income	$11,182,792	$6,780,511	$15,109,485	$13,164,067
Distributions from net ordinary income **	108,558	—	8,596	21,291
Distributions from net long-term capital gains***	769,028	228,387	399,356	1,421,126

2006	Connecticut	New Jersey	New York	New York Insured
Distributions from net tax-exempt income	$11,733,636	$6,771,459	$14,912,226	$14,294,437
Distributions from net ordinary income**	23,781	—	4,229	3,415
Distributions from net long-term capital gains	1,239,344	680,134	1,599,471	7,085,296

  ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2007.

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc, (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of February 28, 2007, the complex-level fee rate was .1837%.

Complex-Level Assets(1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

58

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of New York and New York Insured in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .75% of the average daily net assets of New York and .975% of the average daily net assets of New York Insured. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended February 28, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

	Connecticut	New Jersey	New York	New York Insured
Sales charges collected (unaudited)	$299,571	$111,161	$334,274	$172,097
Paid to authorized dealers (unaudited)	264,424	94,288	299,084	155,601

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2007, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

	Connecticut	New Jersey	New York	New York Insured
Commission advances (unaudited)	$153,306	$69,122	$242,620	$90,728

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2007, the Distributor retained such 12b-1 fees as follows:

	Connecticut	New Jersey	New York	New York Insured
12b-1 fees retained (unaudited)	$229,181	$187,505	$304,245	$124,494

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2007, as follows:

	Connecticut	New Jersey	New York	New York Insured
CDSC retained (unaudited)	$65,994	$61,006	$103,464	$45,657

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by August 31, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

59

Notes to Financial Statements (continued)

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 28, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Event

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 2, 2007, to shareholders of record on March 9, 2007, as follows:

	Connecticut	New Jersey	New York	New York Insured
Dividend per share:
Class A	$.0350	$.0345	$.0365	$.0335
Class B	.0285	.0275	.0300	.0270
Class C	.0300	.0295	.0320	.0285
Class R	.0370	.0360	.0385	.0350

60

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
CONNECTICUT											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (7/87)
2007	$10.65	$.42	$.05	$.47	$(.42)	$(.03)	$(.45)	$10.67	4.54%	$228,582	1.12%	4.00%	1.12%	4.00%	1.11%	4.01%	14%
2006(f)	10.77	.44	(.06)	.38	(.45)	(.05)	(.50)	10.65	3.55	225,785	1.05	4.13	1.05	4.13	1.04	4.14	12
2005	10.99	.48	(.18)	.30	(.48)	(.04)	(.52)	10.77	2.89	221,463.83		4.45	.83	4.45	.83	4.45	8
2004	10.88	.50	.15	.65	(.50)	(.04)	(.54)	10.99	6.21	227,787.85		4.60	.85	4.60	.84	4.60	8
2003	10.67	.52	.26	.78	(.53)	(.04)	(.57)	10.88	7.51	234,133.85		4.82	.85	4.82	.84	4.82	19
Class B (2/97)
2007	10.65	.34	.04	.38	(.34)	(.03)	(.37)	10.66	3.67	19,462	1.87	3.25	1.87	3.25	1.86	3.27	14
2006(f)	10.76	.36	(.06)	.30	(.36)	(.05)	(.41)	10.65	2.84	24,816	1.80	3.38	1.80	3.38	1.79	3.39	12
2005	10.98	.40	(.18)	.22	(.40)	(.04)	(.44)	10.76	2.09	29,587	1.58	3.70	1.58	3.70	1.58	3.70	8
2004	10.87	.42	.15	.57	(.42)	(.04)	(.46)	10.98	5.40	31,678	1.60	3.85	1.60	3.85	1.59	3.85	8
2003	10.65	.43	.27	.70	(.44)	(.04)	(.48)	10.87	6.78	31,987	1.60	4.06	1.60	4.06	1.59	4.07	19
Class C (10/93)
2007	10.64	.37	.04	.41	(.36)	(.03)	(.39)	10.66	3.96	39,949	1.67	3.45	1.67	3.45	1.66	3.46	14
2006(f)	10.76	.38	(.06)	.32	(.39)	(.05)	(.44)	10.64	2.98	38,228	1.60	3.58	1.60	3.58	1.59	3.59	12
2005	10.98	.42	(.18)	.24	(.42)	(.04)	(.46)	10.76	2.32	35,767	1.38	3.90	1.38	3.90	1.38	3.90	8
2004	10.87	.44	.15	.59	(.44)	(.04)	(.48)	10.98	5.62	41,194	1.40	4.05	1.40	4.05	1.39	4.05	8
2003	10.66	.46	.26	.72	(.47)	(.04)	(.51)	10.87	6.92	38,312	1.40	4.26	1.40	4.26	1.39	4.27	19
Class R (2/97)
2007	10.70	.45	.04	.49	(.45)	(.03)	(.48)	10.71	4.66	12,497.92		4.19	.92	4.19	.91	4.20	14
2006(f)	10.82	.47	(.07)	.40	(.47)	(.05)	(.52)	10.70	3.77	4,403.85		4.33	.85	4.33	.84	4.34	12
2005	11.03	.50	(.17)	.33	(.50)	(.04)	(.54)	10.82	3.16	3,666.63		4.65	.63	4.65	.63	4.65	8
2004	10.92	.52	.15	.67	(.52)	(.04)	(.56)	11.03	6.36	4,005.65		4.79	.65	4.79	.64	4.80	8
2003	10.70	.54	.27	.81	(.55)	(.04)	(.59)	10.92	7.76	3,878.65		5.01	.65	5.01	.64	5.02	19

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended February 28, 2007 in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.29% for each share class.
(f)	Each Ratio of Expenses to Average Net Assets and the Portfolio Turnover Rate for the fiscal year ended February 28, 2006, in the above table have been restated to give effect to recording the self-deposited inverse floaters as financing transactions.

See accompanying notes to financial statements.

61

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
NEW JERSEY											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2007	$10.78	$.42	$.04	$.46	$(.41)	$(.01)	$(.42)	$10.82	4.44%	$84,421	1.00%	3.88%	1.00%	3.88%	.98%	3.90%	7%
2006	10.85	.43	(.02)	.41	(.44)	(.04)	(.48)	10.78	3.89	80,009.86		3.96	.86	3.96	.85	3.97	15
2005	10.97	.45	(.11)	.34	(.46)	—	(.46)	10.85	3.20	73,687.88		4.22	.88	4.22	.87	4.23	15
2004	10.79	.46	.18	.64	(.46)	—	(.46)	10.97	6.07	77,021.90		4.26	.90	4.26	.89	4.27	17
2003	10.60	.46	.20	.66	(.47)	—	(.47)	10.79	6.36	74,067.91		4.29	.91	4.29	.90	4.30	6
Class B (2/97)
2007	10.78	.34	.05	.39	(.33)	(.01)	(.34)	10.83	3.72	17,960	1.75	3.13	1.75	3.13	1.73	3.15	7
2006	10.85	.35	(.02)	.33	(.36)	(.04)	(.40)	10.78	3.09	21,908	1.61	3.21	1.61	3.21	1.60	3.22	15
2005	10.96	.37	(.11)	.26	(.37)	—	(.37)	10.85	2.49	25,273	1.63	3.47	1.63	3.47	1.62	3.48	15
2004	10.78	.38	.17	.55	(.37)	—	(.37)	10.96	5.26	27,140	1.65	3.51	1.65	3.51	1.64	3.52	17
2003	10.59	.38	.20	.58	(.39)	—	(.39)	10.78	5.58	26,926	1.66	3.54	1.66	3.54	1.65	3.55	6
Class C (9/94)
2007	10.75	.36	.04	.40	(.35)	(.01)	(.36)	10.79	3.87	29,028	1.55	3.33	1.55	3.33	1.53	3.35	7
2006	10.82	.37	(.02)	.35	(.38)	(.04)	(.42)	10.75	3.33	28,068	1.41	3.41	1.41	3.41	1.40	3.42	15
2005	10.94	.39	(.11)	.28	(.40)	—	(.40)	10.82	2.63	27,914	1.43	3.67	1.43	3.67	1.42	3.68	15
2004	10.76	.40	.18	.58	(.40)	—	(.40)	10.94	5.50	28,226	1.45	3.72	1.45	3.72	1.44	3.73	17
2003	10.56	.40	.21	.61	(.41)	—	(.41)	10.76	5.88	21,192	1.46	3.74	1.46	3.74	1.45	3.75	6
Class R (2/92)
2007	10.80	.44	.05	.49	(.43)	(.01)	(.44)	10.85	4.70	63,816.80		4.08	.80	4.08	.78	4.10	7
2006	10.87	.45	(.02)	.43	(.46)	(.04)	(.50)	10.80	4.06	43,455.67		4.16	.67	4.16	.65	4.17	15
2005	10.98	.48	(.12)	.36	(.47)	—	(.47)	10.87	3.46	43,464.68		4.42	.68	4.42	.67	4.43	15
2004	10.80	.48	.17	.65	(.47)	—	(.47)	10.98	6.24	45,807.70		4.46	.70	4.46	.69	4.47	17
2003	10.60	.48	.21	.69	(.49)	—	(.49)	10.80	6.63	45,043.71		4.49	.71	4.49	.70	4.50	6

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended February 28, 2007 in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.14% for each share class.

See accompanying notes to financial statements.

62

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
NEW YORK											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2007	$10.84	$.45	$.02	$.47	$(.44)	$(.01)	$(.45)	$10.86	4.44%	$181,313	1.14%	4.15%	1.14%	4.15%	1.13%	4.17%	9%
2006(f)	10.93	.47	(.05)	.42	(.46)	(.05)	(.51)	10.84	3.88	159,947	1.08	4.29	1.08	4.29	1.06	4.31	12
2005	11.10	.50	(.17)	.33	(.50)	—	(.50)	10.93	3.12	127,502.86		4.59	.86	4.59	.85	4.60	8
2004	10.88	.52	.22	.74	(.52)	—	(.52)	11.10	6.94	122,569.88		4.76	.88	4.76	.88	4.76	12
2003	10.72	.52	.22	.74	(.54)	(.04)	(.58)	10.88	7.11	113,197.88		4.87	.88	4.87	.87	4.87	23
Class B (2/97)
2007	10.84	.37	.02	.39	(.36)	(.01)	(.37)	10.86	3.69	25,898	1.89	3.41	1.89	3.41	1.88	3.42	9
2006(f)	10.94	.39	(.06)	.33	(.38)	(.05)	(.43)	10.84	3.05	31,620	1.83	3.54	1.83	3.54	1.81	3.56	12
2005	11.11	.42	(.17)	.25	(.42)	—	(.42)	10.94	2.38	36,125	1.61	3.84	1.61	3.84	1.60	3.85	8
2004	10.90	.44	.21	.65	(.44)	—	(.44)	11.11	6.07	41,579	1.63	4.01	1.63	4.01	1.63	4.01	12
2003	10.73	.44	.23	.67	(.46)	(.04)	(.50)	10.90	6.43	40,951	1.63	4.11	1.63	4.11	1.62	4.12	23
Class C (9/94)
2007	10.85	.39	.02	.41	(.38)	(.01)	(.39)	10.87	3.92	48,525	1.69	3.60	1.69	3.60	1.68	3.62	9
2006(f)	10.95	.41	(.06)	.35	(.40)	(.05)	(.45)	10.85	3.27	42,934	1.63	3.74	1.63	3.74	1.61	3.76	12
2005	11.12	.44	(.16)	.28	(.45)	—	(.45)	10.95	2.60	37,221	1.41	4.04	1.41	4.04	1.40	4.05	8
2004	10.91	.46	.22	.68	(.47)	—	(.47)	11.12	6.30	35,832	1.43	4.21	1.43	4.21	1.43	4.21	12
2003	10.75	.46	.23	.69	(.49)	(.04)	(.53)	10.91	6.56	27,687	1.43	4.31	1.43	4.31	1.42	4.32	23
Class R (12/86)
2007	10.86	.47	.02	.49	(.46)	(.01)	(.47)	10.88	4.66	141,556.94		4.35	.94	4.35	.93	4.37	9
2006(f)	10.96	.49	(.06)	.43	(.48)	(.05)	(.53)	10.86	4.01	137,680.88		4.49	.88	4.49	.86	4.51	12
2005	11.13	.52	(.17)	.35	(.52)	—	(.52)	10.96	3.34	139,964.66		4.79	.66	4.79	.65	4.80	8
2004	10.91	.54	.23	.77	(.55)	—	(.55)	11.13	7.06	150,963.68		4.96	.68	4.96	.68	4.96	12
2003	10.75	.55	.22	.77	(.57)	(.04)	(.61)	10.91	7.33	146,759.68		5.07	.68	5.07	.67	5.07	23

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended February 28, 2007 in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.30% for each share class.
(f)	Each Ratio of Expenses to Average Net Assets and the Portfolio Turnover Rate for the fiscal year ended February 28, 2006, in the above table have been restated to give effect to recording the self-deposited inverse floaters as financing transactions.

See accompanying notes to financial statements.

63

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
NEW YORK INSURED											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2007	$10.41	$.40	$—	$.40	$(.40)	$(.04)	$(.44)	$10.37	4.02%	$90,400	1.03%	3.89%	1.03%	3.89%	1.02%	3.90%	9%
2006	10.71	.42	(.09)	.33	(.42)	(.21)	(.63)	10.41	3.19	90,706.84		3.93	.84	3.93	.83	3.94	22
2005	10.98	.45	(.18)	.27	(.45)	(.09)	(.54)	10.71	2.59	87,032.85		4.17	.85	4.17	.85	4.18	12
2004	10.92	.46	.21	.67	(.47)	(.14)	(.61)	10.98	6.37	78,526.86		4.28	.86	4.28	.86	4.28	10
2003	10.59	.47	.40	.87	(.48)	(.06)	(.54)	10.92	8.46	73,936.88		4.40	.88	4.40	.87	4.40	21
Class B (2/97)
2007	10.44	.33	(.01)	.32	(.32)	(.04)	(.36)	10.40	3.23	13,447	1.78	3.14	1.78	3.14	1.77	3.15	9
2006	10.73	.34	(.09)	.25	(.33)	(.21)	(.54)	10.44	2.47	17,871	1.59	3.17	1.59	3.17	1.58	3.18	22
2005	11.00	.37	(.18)	.19	(.37)	(.09)	(.46)	10.73	1.79	22,881	1.60	3.42	1.60	3.42	1.60	3.42	12
2004	10.93	.38	.22	.60	(.39)	(.14)	(.53)	11.00	5.64	27,104	1.61	3.53	1.61	3.53	1.61	3.53	10
2003	10.60	.39	.40	.79	(.40)	(.06)	(.46)	10.93	7.64	27,786	1.63	3.65	1.63	3.65	1.62	3.66	21
Class C (9/94)
2007	10.42	.35	(.02)	.33	(.34)	(.04)	(.38)	10.37	3.31	14,426	1.58	3.34	1.58	3.34	1.57	3.35	9
2006	10.71	.36	(.08)	.28	(.36)	(.21)	(.57)	10.42	2.70	15,783	1.39	3.37	1.39	3.37	1.38	3.38	22
2005	10.98	.39	(.18)	.21	(.39)	(.09)	(.48)	10.71	2.02	17,470	1.40	3.62	1.40	3.62	1.40	3.63	12
2004	10.92	.40	.21	.61	(.41)	(.14)	(.55)	10.98	5.78	21,246	1.42	3.73	1.42	3.73	1.41	3.73	10
2003	10.59	.41	.40	.81	(.42)	(.06)	(.48)	10.92	7.85	14,446	1.43	3.84	1.43	3.84	1.42	3.85	21
Class R (12/86)
2007	10.45	.42	(.01)	.41	(.42)	(.04)	(.46)	10.40	4.08	207,492.83		4.09	.83	4.09	.82	4.10	9
2006	10.74	.44	(.08)	.36	(.44)	(.21)	(.65)	10.45	3.45	220,883.64		4.13	.64	4.13	.63	4.13	22
2005	11.00	.47	(.17)	.30	(.47)	(.09)	(.56)	10.74	2.85	237,657.65		4.37	.65	4.37	.65	4.37	12
2004	10.94	.49	.20	.69	(.49)	(.14)	(.63)	11.00	6.53	258,263.66		4.48	.66	4.48	.66	4.48	10
2003	10.60	.49	.41	.90	(.50)	(.06)	(.56)	10.94	8.72	263,572.68		4.60	.68	4.60	.67	4.61	21

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended February 28, 2007 in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.18% for each share class.

See accompanying notes to financial statements.

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Connecticut Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, Nuveen New York Municipal Bond Fund, and Nuveen New York Insured Municipal Bond Fund (collectively the “Funds”) at February 28, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, as restated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 27, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, Nuveen Connecticut Municipal Bond Fund and Nuveen New York Municipal Bond Fund have restated their financial statements for the year ended February 28, 2006.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

April 20, 2007

65

Notes

66

Notes

67

Notes

68

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Chairman (since 1996) and Director of Nuveen Investments, Inc., Nuveen Investments, LLC; Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director of Rittenhouse Asset Management, Inc. (since 1999); Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director (1996-2004) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); formerly, Director (1996-2006) of Institutional Capital Corporation.	173

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	173

Lawrence H. Brown 7/29/34 333 W. Wacker Drive Chicago, IL 60606	Trustee	1993	Retired (since 1989) as Senior Vice President of The Northern Trust Company; Director (since 2002) Community Advisory Board for Highland Park and Highwood, United Way of the North Shore; Director (since 2006) of the Michael Rolfe Pancreatic Cancer Foundation.	173

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Adjunct Faculty Member, University of Iowa; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	173

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	173

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	171

69

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	173

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	173

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	173

Eugene S. Sunshine 1/22/50 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Senior Vice President for Business and Finance, Northwestern University (since 1997); Director (since 2003), Chicago Board Options Exchange; Chairman (since 1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization; Director (since 2006), Pathways, a provider of therapy and related information for physically disabled infants and young children; formerly, Director (2003-2006), National Mentor Holdings, a privately-held, national provider of home and community-based services.	173
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); Chartered Financial Analyst.	173

70

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	173

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	173

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	173

John N. Desmond 8/24/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2005	Vice President, Director of Investment Operations, Nuveen Investments, LLC (since 2005); formerly, Director, Business Manager, Deutsche Asset Management (2003-2004), Director, Business Development and Transformation, Deutsche Trust Bank Japan (2002-2003); previously, Senior Vice President, Head of Investment Operations and Systems, Scudder Investments Japan, (2000-2002), Senior Vice President, Head of Plan Administration and Participant Services, Scudder Investments (1995-2002).	173

Jessica R. Droeger 9/24/64 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1998	Vice President (since 2002), Assistant Secretary and Assistant General Counsel (since 1998) formerly, Assistant Vice President (since 1998) of Nuveen Investments, LLC; Vice President (2002-2004) and Assistant Secretary (1998-2004) formerly, Assistant Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President and Assistant Secretary (since 2005) of Nuveen Asset Management.	173

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	173

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	173

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	173

71

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	173

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	173

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	173

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	173

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President and Assistant General Counsel, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	173

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	173

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

72

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

73

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $162 billion in assets as of December 31, 2006, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MAN-MS3-0207D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated February 28, 2007	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Insured Municipal Bond Fund

NOW YOU CAN RECEIVE YOUR

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

Once again, I am pleased to report that during the period covered by this report your Fund provided tax-free income and solid performance from a carefully selected portfolio of municipal bonds. Detailed information on your Fund’s performance can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

Every spring, as we pay our income taxes, we get a reminder of the value that a tax-free mutual fund can provide. But the potential benefits don’t stop there. A Nuveen municipal bond fund can offer more than just tax-free income – it also can provide portfolio diversification that can lead to reduced overall investment risk. To learn more about these potential benefits, we encourage you to consult a trusted financial advisor. He or she should be able to help you craft a portfolio designed to perform well through a variety of market conditions.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy – just follow the step-by-step instructions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

April 16, 2007

“A Nuveen municipal bond fund can offer more than just tax-free income – it also can provide portfolio diversification that can lead to reduced overall investment risk.”

Annual Report    Page 1

Portfolio Manager’s Comments

Nuveen Massachusetts Municipal Bond Fund, and Nuveen Massachusetts Insured Municipal Bond Fund

Portfolio manager Cathryn Steeves discusses the general market and economic conditions affecting these Funds, as well as key investment strategies and the Funds’ performance during this period. Cathryn, who has 10 years of investment experience, has managed the Funds since July 2006.

What factors had the greatest influence on the U.S. economy and the national and Massachusetts municipal markets during the 12-month period ended February 28, 2007?

Over this time frame, the U.S. economy continued to expand but finished the period growing more slowly than at its start. During the first quarter of 2006, U.S. gross domestic product (GDP) rose by a robust annual rate of 5.6 percent, but slowed to an annualized 2.6 percent during the second quarter. Third- and fourth-quarter annualized GDP growth was 2.0 and 2.2 percent, respectively.

Among the factors slowing the economy were higher energy costs, a weakening housing market, and, during the first half of this reporting period, rising short-term interest rates. As this reporting period began in March 2006, the benchmark federal funds rate stood at 4.50 percent. By late June, it was 5.25 percent, and it remained at this level until the end of the reporting period.

The performance of the municipal bond market roughly corresponded to the changes in short-term interest rates. From the start of the reporting period through the end of the second quarter of 2006, municipal bonds experienced a difficult environment, with their yields rising and prices falling (bond yields and prices move in opposite directions). By the third quarter of 2006, longer-term municipal bonds began to perform better and the municipal yield curve began to flatten as long-term yields fell while short-term yields stayed high in line with the higher Fed Funds rate.

Another noteworthy trend of the period was the continued strong performance of lower-rated bonds as investors sought the higher yields often associated with these securities. As a result, sectors characterized by a significant number of lower- and non-rated bonds generally performed well.

About $387 billion of new municipal debt was issued nationally in 2006 – a 5.3 percent decrease compared to 2005 but still the second-highest annual total in history. Much of the year’s issuance came during the fourth quarter, as falling long-term rates and historically low yields provided a favorable backdrop for new offerings. Massachusetts municipal issuance was approximately $9.4 billion during the year, about 30 percent below its prior year’s issuance.

Massachusetts’s economy, though fundamentally strong, weakened during the period and experienced sluggish job growth. In January 2007, the state’s unemployment rate stood at 5.3 percent, above the national average of 4.6 percent as well as the state’s January 2006 level of 4.8 percent. For the past three fiscal years, the Massachusetts economy continued to be characterized by conservative financial management and maintained a budget stabilization fund of $2.2 billion at the end of the 2006 fiscal year. This amount represented a healthy 13 percent of the state’s general fund, which itself ended fiscal 2006 with a surplus of more than $850 million. On the negative side, Massachusetts’s debt levels were among the nation’s highest. At period end, the state maintained relatively high credit ratings of Aa2 from Moody’s and AA from Standard & Poor’s.

How did the Funds perform during the past 12 months?

The nearby chart provides total return performance information for the two Funds for the one-, five-, and ten-year periods ended February 28, 2007,

The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

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Class A Shares—

Average Annual Total Returns as of 2/28/07

	1-Year	5-Year	10-Year
Nuveen Massachusetts Municipal Bond Fund
A Shares at NAV	4.62%	5.04%	5.01%
A Shares at Offer	0.22%	4.14%	4.57%

Nuveen Massachusetts Insured Municipal Bond Fund
A Shares at NAV	4.12%	4.45%	4.75%
A Shares at Offer	–0.21%	3.56%	4.30%

Lipper Massachusetts Municipal Debt Funds Category Average[1]	4.10%	4.36%	4.84%
Lehman Brothers Municipal Bond Index[2]	4.96%	5.14%	5.75%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

along with comparisons to the Lipper Massachusetts Municipal Debt Funds category average and the national Lehman Brothers Municipal Bond Index. Although we believe that comparing the performance of a state Fund with that of a national municipal index may offer some insights into how the Fund performed relative to the general municipal market, we also think that closely comparing the results of state Funds with a national index provides an incomplete picture, because most of the national index’s results come from out-of-state bonds. Most out-of-state bonds do not benefit from the state tax exemption afforded to bonds issued in Massachusetts for Massachusetts taxpayers.

During the 12-month reporting period, the Class A shares (NAV) of the Nuveen Massachusetts Municipal Bond Fund outperformed their Lipper peer group average, while the Class A shares (NAV) of the Nuveen Massachusetts Insured Municipal Bond Fund performed in line with the same average. Both Funds underperformed the national Lehman Brothers Municipal Bond Index.

To varying degrees, both Funds benefited from our yield curve and interest rate positioning. Duration is a measure of a bond’s price sensitivity to changes in interest rates and, in general, our relative underweighting in short-duration bonds had a positive impact on both Funds’ performances over this period. In addition, our relative overweighting in intermediate-term premium bonds (bonds priced higher than their par values) also helped performance, as these securities tended to perform well during the year. Offsetting this, the Funds were relatively underweighted in longer-maturity bonds, which constrained the Funds’ performance as longer-maturity bonds rallied for much of the period. In the uninsured Fund, we benefited from our exposure to lower-rated credits, which performed well. In particular, some of our non-rated multifamily housing bonds provided strong returns. The insured Fund’s performance was hampered in relative terms by its lack of lower-rated positions, but its insured multi-family housing and health care bonds did perform well over this period.

What strategies were used to manage the Funds?

In both Funds, we continued our theme of careful duration management. As we sought to keep the portfolio’s level of interest rate sensitivity in line with target levels, we primarily purchased premium bonds with 15- to 20-year maturities. We believed these securities offered our shareholders the best

1	The Lipper Massachusetts Municipal Debt Fund category averages represent the average annual total returns for all reporting Massachusetts funds for the 1-year, 5-year and 10-year periods ended February 28, 2007. These averages contained 51, 49, and 39 funds, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Annual Report    Page 3

current total return prospects relative to their risk. In addition, we took advantage of suitable opportunities to lengthen the portfolios’ duration by purchasing longer-term bonds with proceeds from bond calls or sales of shorter-dated holdings. For example, we added non-callable Puerto Rico bonds (U.S. territorial bonds are generally tax-exempt in all 50 states) in both Funds because they enabled us to lengthen duration, offered improved price performance potential, and allowed us to increase the Funds’ call protection.

In the uninsured Fund, we bought favorably valued lower-rated bonds to provide some additional yield for the portfolio. Although there were not a large number of these opportunities during the period, we were able to add several new names to the Fund and add some incremental yield.

In the insured Fund, we took advantage of an attractive opportunity to add some insured airline bonds that we believed provided good value relative to similarly structured insured bonds in other sectors of the market.

Dividend Information

During the reporting period, there were no dividend changes to either Fund. Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of February 28, 2007, both Funds had positive UNII balances for both financial statement and tax purposes.

Nuveen Massachusetts Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Nuveen Massachusetts Insured Municipal Bond Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Fund Spotlight as of 2/28/07 Nuveen Massachusetts Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.11	$10.13	$10.04	$10.09
Latest Monthly Dividend[1]	$0.0310	$0.0250	$0.0265	$0.0325
Inception Date	9/07/94	3/07/97	10/06/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/07

A Shares	NAV	Offer
1-Year	4.62%	0.22%
5-Year	5.04%	4.14%
10-Year	5.01%	4.57%

B Shares	w/o CDSC	w/CDSC
1-Year	3.96%	-0.04%
5-Year	4.27%	4.10%
10-Year	4.41%	4.41%

C Shares	NAV
1-Year	4.19%
5-Year	4.48%
10-Year	4.46%

R Shares	NAV
1-Year	4.81%
5-Year	5.26%
10-Year	5.23%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	3.68%	3.53%
SEC 30-Day Yield[3]	3.41%	3.26%
Taxable-Equivalent Yield[3,4]	5.00%	4.78%

B Shares	NAV
Dividend Yield[2]	2.96%
SEC 30-Day Yield	2.66%
Taxable-Equivalent Yield[4]	3.90%

C Shares	NAV
Dividend Yield[2]	3.17%
SEC 30-Day Yield	2.86%
Taxable-Equivalent Yield[4]	4.19%

R Shares	NAV
Dividend Yield[2]	3.87%
SEC 30-Day Yield	3.60%
Taxable-Equivalent Yield[4]	5.28%

Average Annual Total Returns as of 3/31/07

A Shares	NAV	Offer
1-Year	5.15%	0.77%
5-Year	5.35%	4.45%
10-Year	5.04%	4.59%

B Shares	w/o CDSC	w/CDSC
1-Year	4.39%	0.39%
5-Year	4.58%	4.42%
10-Year	4.44%	4.44%

C Shares	NAV
1-Year	4.62%
5-Year	4.77%
10-Year	4.48%

R Shares	NAV
1-Year	5.34%
5-Year	5.57%
10-Year	5.26%

Portfolio Statistics
Net Assets ($000)	$178,503
Average Effective Maturity on Securities (Years)	16.81
Average Duration	5.71

1	Paid March 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

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Fund Spotlight as of 2/28/07 Nuveen Massachusetts Municipal Bond Fund

Bond Credit Quality1

Industries[1]
Tax Obligation/Limited	15.9%
Tax Obligation/General	15.4%
Health Care	14.1%
Education and Civic Organizations	13.3%
U.S. Guaranteed	13.2%
Water and Sewer	7.2%
Long-Term Care	5.9%
Other	15.0%
1	As a percentage of total investments as of February 28, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/07)	$1,027.70	$1,024.00	$1,025.20	$1,028.70	$1,020.48	$1,016.71	$1,017.70	$1,021.47
Expenses Incurred During Period	$4.37	$8.18	$7.18	$3.37	$4.36	$8.15	$7.15	$3.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .87%, 1.63%, 1.43% and ..67% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Fund Spotlight as of 2/28/07 Nuveen Massachusetts Insured Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.37	$10.38	$10.37	$10.41
Latest Monthly Dividend[1]	$0.0320	$0.0255	$0.0270	$0.0335
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0328	$0.0328	$0.0328	$0.0328
Inception Date	9/07/94	3/06/97	9/15/94	12/22/86

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 2/28/07
A Shares	NAV	Offer
1-Year	4.12%	-0.21%
5-Year	4.45%	3.56%
10-Year	4.75%	4.30%
B Shares	w/o CDSC	w/CDSC
1-Year	3.33%	-0.67%
5-Year	3.67%	3.49%
10-Year	4.13%	4.13%
C Shares	NAV
1-Year	3.62%
5-Year	3.87%
10-Year	4.19%
R Shares	NAV
1-Year	4.39%
5-Year	4.66%
10-Year	4.97%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.70%	3.55%
SEC 30-Day Yield[4]	3.40%	3.26%
Taxable-Equivalent Yield[4,5]	4.99%	4.78%
B Shares	NAV
Dividend Yield[3]	2.95%
SEC 30-Day Yield	2.66%
Taxable-Equivalent Yield[5]	3.90%
C Shares	NAV
Dividend Yield[3]	3.12%
SEC 30-Day Yield	2.86%
Taxable-Equivalent Yield[5]	4.19%
R Shares	NAV
Dividend Yield[3]	3.86%
SEC 30-Day Yield	3.60%
Taxable-Equivalent Yield[5]	5.28%

Average Annual Total Returns as of 3/31/07
A Shares	NAV	Offer
1-Year	4.83%	0.42%
5-Year	4.84%	3.95%
10-Year	4.84%	4.39%
B Shares	w/o CDSC	w/CDSC
1-Year	4.04%	0.04%
5-Year	4.06%	3.88%
10-Year	4.21%	4.21%
C Shares	NAV
1-Year	4.23%
5-Year	4.28%
10-Year	4.28%
R Shares	NAV
1-Year	5.10%
5-Year	5.07%
10-Year	5.06%

Portfolio Statistics
Net Assets ($000)	$80,794
Average Effective Maturity on Securities (Years)	15.35
Average Duration	5.57

1	Paid March 1, 2007. This is the latest monthly tax-exempt dividend declared during the period ended February 28, 2007.

2	Paid December 1, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund’s portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.8%.

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Fund Spotlight as of 2/28/07 Nuveen Massachusetts Insured Municipal Bond Fund

Bond Credit Quality1

The Fund features a portfolio of primarily investment-grade, long-term municipal investments. These investments are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

Industries[1]
Tax Obligation/General	29.5%
U.S. Guaranteed	13.4%
Tax Obligation/Limited	11.1%
Long-Term Care	10.4%
Health Care	10.3%
Education and Civic Organizations	6.4%
Transportation	6.3%
Other	12.6%
1	As a percentage of total investments as of February 28, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (9/01/06)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/07)	$1,024.80	$1,021.00	$1,022.90	$1,026.60	$1,019.50	$1,015.78	$1,016.77	$1,020.47
Expenses Incurred During Period	$5.36	$9.11	$8.12	$4.36	$5.35	$9.09	$8.09	$4.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, 1.82%, 1.62%, and ..87% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Consumer Discretionary – 0.9%

$1,485	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Ba3	$1,549,004
	Consumer Staples – 0.5%

895	Puerto Rico, The Children's Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	934,944
	Education and Civic Organizations – 12.5%

1,135	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	AAA	1,206,187

1,800	Massachusetts Development Finance Agency, Revenue Bonds, Western New England College, Series 2005A, 5.000%, 9/01/33 – AGC Insured	9/15 at 100.00	AAA	1,908,072

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B, 5.000%, 10/01/37 – XLCA Insured	10/15 at 100.00	Aaa	1,590,735

3,000	Massachusetts Development Finance Authority, Revenue Bonds, Curry College, Series 1999A, 5.500%, 3/01/29 – ACA Insured	3/09 at 101.00	A	3,092,010

50	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2003C, 6.375%, 7/01/23	7/13 at 101.00	BBB+	56,934

3,075	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 2005D, 5.000%, 7/01/27 – AGC Insured	7/15 at 100.00	AAA	3,245,324

750	Massachusetts Development Finance Authority, Revenue Bonds, Milton Academy, Series 2003A, 5.000%, 9/01/19	9/13 at 100.00	AA–	812,520

895	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AAA	924,642

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Boston College, Series 1993K, 5.375%, 6/01/14	No Opt. Call	AA–	1,102,700

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2004M, 5.250%, 7/01/15	No Opt. Call	AAA	1,115,260

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Wellesley College, Series 2003H, 5.000%, 7/01/26	7/13 at 100.00	AA+	527,450

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2003H, 5.000%, 7/01/21	7/13 at 100.00	AA+	533,360

2,230	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Williams College, Series 2007L, 5.000%, 7/01/31	7/16 at 100.00	AA+	2,397,785

425	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/19	2/09 at 101.00	BBB–	438,481

	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2005-1:
1,495	5.000%, 5/01/14 – AMBAC Insured	No Opt. Call	AAA	1,618,861
1,585	5.000%, 5/01/15 – AMBAC Insured	No Opt. Call	AAA	1,727,729
20,940	Total Education and Civic Organizations			22,298,050
	Health Care – 14.0%

2,900	Massachusetts Development Finance Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 1999A, 6.250%, 8/15/29 – ACA Insured	8/09 at 101.00	A	3,048,596

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2001E, 6.250%, 10/01/31	10/11 at 101.00	BBB+	1,351,313

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cape Cod Health Care Inc., Series 2001C, 5.250%, 11/15/31 – RAAI Insured	11/11 at 101.00	AA	3,157,260

50	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A, 5.750%, 7/01/28	1/09 at 101.00	BBB	51,897

10

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Health Care (continued)

$1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22	7/12 at 101.00	BBB	$1,101,340

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Covenant Health Systems Obligated Group, Series 2002, 6.000%, 7/01/31	1/12 at 101.00	A	1,087,840

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – FSA Insured	8/12 at 100.00	AAA	1,058,850

1,250	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	AA	1,304,750

1,500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard Pilgrim Healthcare, Series 1998A, 4.750%, 7/01/22 – FSA Insured	7/08 at 101.00	AAA	1,522,350

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	AAA	2,155,020

2,040	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/32	7/17 at 100.00	BBB–	2,118,601

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BBB–	1,457,442

600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 – FGIC Insured	5/12 at 100.00	AAA	642,666

2,785	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Partners HealthCare System Inc., Series 2001C, 5.750%, 7/01/32	7/11 at 101.00	AA	3,009,443

375	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2001C, 6.625%, 7/01/32	7/11 at 100.00	BBB	411,266

1,475	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	BBB	1,512,834
23,625	Total Health Care			24,991,468
	Housing/Multifamily – 3.5%

1,115	Framingham Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Refunding Bonds, Beaver Terrace Apartments, Series 2000A, 6.350%, 2/20/32	8/10 at 105.00	AAA	1,227,738

2,815	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31	12/09 at 102.00	N/R	2,915,580

530	Massachusetts Housing Finance Agency, Housing Bonds, Series 2006A, 5.100%, 12/01/37 (Alternative Minimum Tax)	6/15 at 100.00	AA–	550,029

500	Massachusetts Housing Finance Agency, Housing Revenue Bonds, Series 2003S, 5.050%, 12/01/23 (Alternative Minimum Tax)	6/13 at 100.00	AA–	511,400

1,000	Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates Projects, Series 1997, 5.650%, 1/01/22 – MBIA Insured	1/08 at 102.00	AAA	1,034,790
5,960	Total Housing/Multifamily			6,239,537
	Housing/Single Family – 1.1%

1,590	Massachusetts Housing Finance Agency, Single Family Housing Revenue Bonds, Series 2006-122, 4.875%, 12/01/37 (Alternative Minimum Tax)	6/15 at 100.00	AA	1,616,919

290	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	291,859
1,880	Total Housing/Single Family			1,908,778
	Industrials – 0.6%

615	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	627,681

400	Massachusetts Development Finance Agency, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003, 5.450%, 6/01/14	No Opt. Call	BBB	428,700
1,015	Total Industrials			1,056,381

11

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Long-Term Care – 5.8%

$1,500	Massachusetts Development Finance Agency, Human Service Provider Revenue Bonds, Seven Hills Foundation and Affiliates Issue, Series 2005, 5.000%, 9/01/35 – RAAI Insured	9/15 at 100.00	AA	$1,573,605

50	Massachusetts Development Finance Authority, First Mortgage Revenue Bonds, Berkshire Retirement Community – Edgecombe Project, Series 2001A, 6.750%, 7/01/21	7/11 at 102.00	BBB–	55,391

1,790	Massachusetts Development Finance Authority, Revenue Bonds, May Institute, Series 1999, 5.750%, 9/01/24 – RAAI Insured	9/09 at 102.00	AA	1,896,559

885	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Cable Housing and Health Services, Series 1993A, 5.625%, 7/01/13 – MBIA Insured	7/07 at 100.00	AAA	886,301

355	Massachusetts Industrial Finance Agency, FHA-Insured Project Revenue Bonds, Heights Crossing LP, Series 1995, 6.000%, 2/01/15 (Alternative Minimum Tax)	8/07 at 101.00	AAA	359,022

610	Massachusetts Industrial Finance Agency, First Mortgage Revenue Bonds, Berkshire Retirement Community, Series 1994B, 4.750%, 7/01/17	1/11 at 101.00	BBB–	615,612

2,020	Massachusetts Industrial Finance Agency, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Taunton LP, Series 1999, 5.500%, 6/20/40 (Alternative Minimum Tax)	6/09 at 102.00	AAA	2,113,748

	Massachusetts Industrial Finance Agency, GNMA Collateralized Assisted Living Facility Revenue Bonds, TNG Draper Place Project, Series 1998:
220	5.400%, 8/20/12 (Alternative Minimum Tax)	8/08 at 105.00	AA	221,518
2,490	6.450%, 8/20/39 (Alternative Minimum Tax)	8/08 at 105.00	AA	2,693,408
9,920	Total Long-Term Care			10,415,164
	Tax Obligation/General – 15.3%

1,085	Amherst-Pelham Regional School District, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 11/15/17 – FSA Insured	11/15 at 101.00	AAA	1,194,173

500	Ashland, Massachusetts, General Obligation Bonds, Series 2004, 5.250%, 5/15/23 – AMBAC Insured	5/15 at 100.00	Aaa	552,385

1,160	Beverly, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 11/01/21 – MBIA Insured	11/13 at 100.00	Aaa	1,240,980

1,000	Boston, Massachusetts, General Obligation Bonds, Series 2001B, 5.000%, 8/01/15	8/11 at 100.00	Aa1	1,052,590

1,500	Boston, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 1/01/17	1/15 at 100.00	Aa1	1,628,955

3,130	Boston, Massachusetts, General Obligation Bonds, Series 2006A, 5.000%, 1/01/20	1/16 at 100.00	Aa1	3,410,885

1,090	Brookline, Massachusetts, General Obligation Bonds, Series 2000, 5.375%, 4/01/17	4/10 at 101.00	Aaa	1,151,585

1,000	Erving, Massachusetts, General Obligation Bonds, Series 2002, 5.500%, 6/15/16	6/12 at 101.00	BBB	1,059,340

1,000	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 2/01/21 – FSA Insured	2/13 at 101.00	AAA	1,074,130

1,145	Falmouth, Massachusetts, General Obligation Bonds, Series 2002, 5.000%, 2/01/19	2/12 at 101.00	AA+	1,218,589

1,335	Marlborough, Massachusetts, General Obligation Bonds, Series 1999, 5.125%, 6/15/19 – FGIC Insured	6/09 at 101.00	Aaa	1,388,574

2,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21	No Opt. Call	AAA	3,128,175

1,250	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002D, 5.500%, 8/01/19	No Opt. Call	AA	1,448,775

1,490	Northbridge, Massachusetts, General Obligation Bonds, Series 2002, 5.250%, 2/15/18 – AMBAC Insured	2/12 at 101.00	AAA	1,605,192

1,000	Randolph, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 9/01/13 – AMBAC Insured	No Opt. Call	AAA	1,077,280

1,000	Reading, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 3/15/15 – MBIA Insured	3/14 at 100.00	AAA	1,081,330

	Westfield, Massachusetts, General Obligation Bonds, Series 2004:
695	5.000%, 8/01/18 – AMBAC Insured	8/14 at 100.50	AAA	752,949
690	5.000%, 8/01/19 – AMBAC Insured	8/14 at 100.50	AAA	745,676

500	Woburn, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 11/15/19 – MBIA Insured	11/15 at 100.00	Aaa	543,970

1,825	Worcester, Massachusetts, General Obligation Bonds, Series 2005A, 5.000%, 7/01/19 – FGIC Insured	7/15 at 100.00	AAA	1,976,147
24,895	Total Tax Obligation/General			27,331,680

12

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	Tax Obligation/Limited – 15.8%

$680	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	5/13 at 100.00	AAA		$717,223

395	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2004, 5.000%, 5/01/26 – AMBAC Insured	5/14 at 100.00	AAA		422,073

1,610	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	AAA		1,746,931

770	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004C, 5.250%, 7/01/21	No Opt. Call	AAA		882,867

	Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue Bonds, Series 2006:
3,000	5.000%, 7/01/26	7/18 at 100.00	AAA		3,284,129
5,000	5.000%, 7/01/34	7/18 at 100.00	AAA		5,430,647

550	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004A, 5.000%, 5/01/19 – MBIA Insured	5/14 at 100.00	AAA		590,079

815	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	AAA		874,120

	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B:
1,025	5.375%, 5/01/22 – XLCA Insured	No Opt. Call	AAA		1,187,278
1,125	5.375%, 5/01/23 – XLCA Insured	No Opt. Call	AAA		1,310,063

	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
2,100	5.000%, 8/15/20 – FSA Insured	8/15 at 100.00	AAA		2,272,221
2,000	5.000%, 8/15/22 – FSA Insured	8/15 at 100.00	AAA		2,159,520

670	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	AAA		746,373

2,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – FSA Insured	No Opt. Call	Aaa		2,149,300

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
1,700	5.250%, 7/01/30 (WI/DD, Settling 3/06/07) – AMBAC Insured	No Opt. Call	AAA		2,010,318
200	5.250%, 7/01/31 (WI/DD, Settling 3/06/07) – AMBAC Insured	No Opt. Call	AAA		237,090
100	5.250%, 7/01/33 (WI/DD, Settling 3/06/07) – MBIA Insured	No Opt. Call	AAA		119,410

1,700	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – MBIA Insured	No Opt. Call	AAA		1,981,605
25,440	Total Tax Obligation/Limited				28,121,247
	Transportation – 4.9%

3,835	Massachusetts Port Authority, Revenue Bonds, Series 2003A, 5.000%, 7/01/24 – MBIA Insured	7/13 at 100.00	AAA		4,054,323

2,500	Massachusetts Port Authority, Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – AMBAC Insured	7/15 at 100.00	AAA		2,691,325

1,950	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AAA		2,002,553
8,285	Total Transportation				8,748,201
	U.S. Guaranteed – 13.1% (3)

545	Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 (Pre-refunded 2/01/11) – AMBAC Insured	2/11 at 100.00	Aaa		571,967

2,000	Massachusetts Development Finance Authority, Revenue Bonds, Massachusetts College of Pharmacy and Allied Health Sciences, Series 1999B, 6.625%, 7/01/20 (Pre-refunded 1/01/10)	1/10 at 101.00	Aaa		2,179,140

1,390	Massachusetts Health and Educational Facilities Authority, FHA-Insured Revenue Bonds, Malden Hospital, Series 1982A, 5.000%, 8/01/16 (Pre-refunded 8/01/10)	8/10 at 100.00	AAA		1,420,191

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Winchester Hospital, Series 2000E, 6.750%, 7/01/30 (Pre-refunded 7/01/10)	7/10 at 101.00	N/R	(3)	3,277,709

1,500	Massachusetts Industrial Finance Agency, Healthcare Facilities Revenue Bonds, Jewish Geriatric Services Inc. Obligated Group, Series 1997B, 5.500%, 5/15/27 (Pre-refunded 5/15/07)	5/07 at 102.00	N/R	(3)	1,534,980

13

Portfolio of Investments

Nuveen Massachusetts Municipal Bond Fund (continued)

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)		Value

	U.S. Guaranteed (3) (continued)

$495	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	7/07 at 100.00	AAA		$648,237

1,440	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 9, 5.000%, 8/01/22 (Pre-refunded 8/01/13)	8/13 at 100.00	Aaa		1,549,973

1,860	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/22 (Pre-refunded 1/01/13)	1/13 at 100.00	AA	(3)	1,984,378

1,250	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004B, 5.000%, 8/01/24 (Pre-refunded 8/01/14)	8/14 at 100.00	Aa2	(3)	1,349,825

2,000	Massachusetts, General Obligation Bonds, Series 2005C, 5.000%, 9/01/24 (Pre-refunded 9/01/15)	9/15 at 100.00	AAA		2,188,600

1,500	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/25 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AAA		1,640,745

1,000	Massachusetts, Special Obligation Revenue Refunding Bonds, Series 2002A, 5.375%, 6/01/19 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	AAA		1,080,060

1,415	Springfield, Massachusetts, General Obligation Bonds, Series 2003, 5.250%, 1/15/23 (Pre-refunded 1/15/13) – MBIA Insured	1/13 at 100.00	AAA		1,533,393

1,200	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2003-1, 5.250%, 11/01/18 (Pre-refunded 11/01/13) – AMBAC Insured	11/13 at 100.00	AAA		1,312,404

1,000	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/24 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AAA		1,105,360
21,595	Total U.S. Guaranteed				23,376,962
	Utilities – 3.4%

1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – MBIA Insured	1/12 at 101.00	AAA		1,085,980

1,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/08 at 102.00	BBB		1,038,850

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – FGIC Insured	7/14 at 100.00	AAA		2,689,675

1,240	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 – FGIC Insured	7/15 at 100.00	AAA		1,327,606
5,740	Total Utilities				6,142,111
	Water and Sewer – 7.2%

2,000	Boston Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Senior Series 2004A, 5.000%, 11/01/25	11/14 at 100.00	Aa2		2,142,560

380	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 10, 5.000%, 8/01/26	8/14 at 100.00	AAA		406,459

1,750	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 11, 4.500%, 8/01/29	8/15 at 100.00	AAA		1,776,320

60	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 9, 5.000%, 8/01/22	8/13 at 100.00	AAA		63,613

1,500	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Series 2002A, 5.250%, 8/01/20	8/12 at 100.00	AAA		1,607,580

	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A:
1,650	5.000%, 8/01/27 – MBIA Insured	8/17 at 100.00	AAA		1,791,686
1,585	5.000%, 8/01/28 – MBIA Insured	8/17 at 100.00	AAA		1,718,283
2,080	5.000%, 8/01/29 – MBIA Insured	8/17 at 100.00	AAA		2,251,226

1,125	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA		1,032,053
12,130	Total Water and Sewer				12,789,780
$163,805	Total Long-Term Investments (cost $168,856,529) – 98.6%				175,903,307

14

Principal Amount (000)	Description	Ratings (2)	Value

	Short-Term Investments – 0.7%

$1,320	Massachusetts Health and Educational Facilities Authority, Capital Asset Program, Variable Rate Demand Obligations, Series 1985, 3.630%, 1/01/35 – MBIA Insured (4)	VMIG-1	$1,320,000
$1,320	Total Short-Term Investments (cost $1,320,000)		1,320,000

	Total Investments (cost $170,176,529) – 99.3%		177,223,307

	Other Assets Less Liabilities – 0.7%		1,279,720

	Net Assets – 100%		$178,503,027

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(4)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

15

Portfolio of Investments

Nuveen Massachusetts Insured Municipal Bond Fund

February 28, 2007

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Education and Civic Organizations – 6.7%

$865	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2005T-1, 5.000%, 10/01/39 – AMBAC Insured	10/15 at 100.00	AAA	$919,253

1,500	Massachusetts Development Finance Agency, Revenue Bonds, Williston Northampton School, Series 2005B, 5.000%, 10/01/37 – XLCA Insured	10/15 at 100.00	Aaa	1,590,735

1,790	Massachusetts Educational Finance Authority, Educational Loan Revenue Bonds, Series 2002E, 5.000%, 1/01/13 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AAA	1,849,285

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, University of Massachusetts, Series 2005D, 5.250%, 10/01/24 – FGIC Insured	10/14 at 100.00	AAA	1,088,620
5,155	Total Education and Civic Organizations			5,447,893
	Health Care – 11.0%

2,000	Boston, Massachusetts, Special Obligation Bonds, Boston Medical Center, Series 2002, 5.000%, 8/01/18 – MBIA Insured	8/12 at 100.00	AAA	2,117,100

10	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Capital Asset Program, Series 1989G-2, 7.200%, 7/01/09 – MBIA Insured	7/07 at 100.00	AAA	10,029

1,205	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 – MBIA Insured	7/08 at 102.00	AAA	1,244,982

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2002, 5.125%, 8/01/22 – FSA Insured	8/12 at 100.00	AAA	1,058,850

1,400	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Lahey Clinic Medical Center, Series 2005C, 5.000%, 8/15/21 – FGIC Insured	8/15 at 100.00	AAA	1,508,514

600	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.375%, 5/15/19 – FGIC Insured	5/12 at 100.00	AAA	642,666

2,290	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	7/07 at 100.00	AAA	2,295,107
8,505	Total Health Care			8,877,248
	Housing/Multifamily – 4.7%

340	Massachusetts Housing Finance Agency, Housing Development Revenue Bonds, Series 1998A, 5.375%, 6/01/16 – MBIA Insured (Alternative Minimum Tax)	6/08 at 101.00	AAA	342,349

640	Massachusetts Industrial Finance Agency, FHA-Insured Mortgage Loan Bonds, Hudner Associates Projects, Series 1997, 5.650%, 1/01/22 – MBIA Insured	1/08 at 102.00	AAA	662,266

2,575	Somerville Housing Authority, Massachusetts, GNMA Collateralized Mortgage Revenue Bonds, Clarendon Hill Towers, Series 2002, 5.200%, 11/20/22	5/12 at 103.00	AAA	2,752,958
3,555	Total Housing/Multifamily			3,757,573
	Long-Term Care – 11.0%

2,500	Massachusetts Development Finance Authority, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Chicopee, Series 2001A, 6.250%, 9/20/42 (Alternative Minimum Tax)	3/12 at 105.00	AAA	2,783,825

2,500	Massachusetts Development Finance Authority, GNMA Collateralized Revenue Bonds, VOA Concord Assisted Living Inc., Series 2000A, 6.900%, 10/20/41	10/11 at 105.00	AAA	2,819,150

3,185	Massachusetts Industrial Finance Agency, GNMA Collateralized Assisted Living Facility Revenue Bonds, Arbors at Amherst LP, Series 1997, 5.950%, 6/20/39 (Alternative Minimum Tax)	12/07 at 102.00	AAA	3,298,577
8,185	Total Long-Term Care			8,901,552
	Tax Obligation/General – 31.3%

585	Brookline, Massachusetts, General Obligation Bonds, Series 2000, 5.375%, 4/01/18	4/10 at 101.00	Aaa	618,667

1,520	Fall River, Massachusetts, General Obligation Bonds, Series 2003, 5.250%, 2/01/17 – FSA Insured	2/13 at 101.00	AAA	1,648,911

1,265	Freetown Lakeville Regional School District, Plymouth County, Massachusetts, General Obligation Bonds, Series 2003, 5.000%, 1/01/15 – MBIA Insured	1/13 at 101.00	AAA	1,366,023

16

Principal Amount (000)	Description	Optional Call Provisions (1)	Ratings (2)	Value

	Tax Obligation/General (continued)

$1,000	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1998A, 5.000%, 3/01/18 – MBIA Insured	3/08 at 101.00	AAA	$1,021,540

3,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 6.000%, 11/01/13 – MBIA Insured	No Opt. Call	AAA	3,403,676

1,500	Monson, Massachusetts, Unlimited Tax General Obligation School Refunding Bonds, Series 1993, 5.500%, 10/15/10 – MBIA Insured	No Opt. Call	AAA	1,591,125

1,250	Northampton, Massachusetts, General Obligation Bonds, Series 2002, 5.000%, 9/01/19 – MBIA Insured	9/12 at 101.00	Aaa	1,333,750

190	Northfield, Massachusetts, General Obligation Bonds, Series 1992, 6.350%, 10/15/09 – MBIA Insured	4/07 at 100.00	AAA	190,650

1,350	Norwell, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 2/15/25 – AMBAC Insured	No Opt. Call	AAA	1,462,172

1,230	Pioneer Valley Regional School District, Massachusetts, General Obligation Bonds, Series 2002, 5.375%, 6/15/19 – AMBAC Insured	6/12 at 101.00	Aaa	1,338,646

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
420	5.500% 7/01/14 – FSA Insured (UB)	No Opt. Call	AAA	470,051
1,275	5.500% 7/01/16 – FSA Insured (UB)	No Opt. Call	AAA	1,455,349
1,500	5.500% 7/01/17 – FSA Insured (UB)	No Opt. Call	AAA	1,728,795
1,725	5.500% 7/01/18 – FSA Insured (UB)	No Opt. Call	AAA	1,997,395
1,125	5.500% 7/01/19 – FSA Insured (UB)	No Opt. Call	AAA	1,311,356

1,770	Reading, Massachusetts, General Obligation Bonds, Series 2004, 5.000%, 3/15/16 – MBIA Insured	3/14 at 100.00	AAA	1,910,538

1,000	Tantasqua Regional School District, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 10/01/16 – FSA Insured	10/15 at 100.00	Aaa	1,093,360

220	Taunton, Massachusetts, General Obligation Bonds, Series 1991, 6.800%, 9/01/09 – MBIA Insured	3/07 at 101.00	AAA	222,792

500	Woburn, Massachusetts, General Obligation Bonds, Series 2005, 5.000%, 11/15/19 – MBIA Insured	11/15 at 100.00	Aaa	543,970

545	Worcester, Massachusetts, General Obligation Bonds, Series 2001A, 5.500%, 8/15/18 – FGIC Insured	8/11 at 100.00	AAA	585,597
22,970	Total Tax Obligation/General			25,294,363
	Tax Obligation/Limited – 11.7%

1,160	Massachusetts College Building Authority, Project Revenue Bonds, Series 2004 A, 5.000%, 5/01/17 – MBIA Insured	5/14 at 100.00	AAA	1,248,752

560	Massachusetts College Building Authority, Project Revenue Bonds, Series 2006A, 5.000%, 5/01/31 – AMBAC Insured	5/16 at 100.00	AAA	600,622

1,000	Massachusetts College Building Authority, Project Revenue Refunding Bonds, Series 2003B, 5.375%, 5/01/22 – XLCA Insured	No Opt. Call	AAA	1,158,320

1,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/20 – FSA Insured	8/15 at 100.00	AAA	1,190,211

460	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2005, 5.000%, 1/01/20 – FGIC Insured	No Opt. Call	AAA	512,435

475	Puerto Rico Convention Center District Authority, Hotel Occupancy Tax Revenue Bonds, Series 2006A, 4.500%, 7/01/36 – CIFG Insured	7/16 at 100.00	AAA	483,137

2,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/18 – MBIA Insured	7/14 at 100.00	AAA	2,159,060

1,800	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/30 (WI/DD, Settling 3/06/07) – AMBAC Insured	No Opt. Call	AAA	2,128,572
8,555	Total Tax Obligation/Limited			9,481,109
	Transportation – 6.7%

1,000	Massachusetts Port Authority, Revenue Bonds, Series 2003C, 5.000%, 7/01/18 – MBIA Insured	7/13 at 100.00	AAA	1,068,470

1,630	Massachusetts Port Authority, Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – AMBAC Insured	7/15 at 100.00	AAA	1,754,744

530	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	AAA	544,284

17

Principal Amount (000)	Descrip tion	Optional Call Provisions (1)	Ratings (2)	Value
	Transportation (continued)

$2,000	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 – MBIA Insured	7/07 at 102.00	AAA	2,035,060
5,160	Total Transportation			5,402,558

	U.S. Guaranteed – 14.2% (3)

1,000	Lawrence, Massachusetts, General Obligation Bonds, Series 2001, 5.000%, 2/01/21 (Pre-refunded 2/01/11) – AMBAC Insured	2/11 at 100.00	Aaa	$1,049,480

295	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 1998A, 5.000%, 7/01/25 (Pre-refunded 7/01/21) – MBIA Insured	7/21 at 100.00	AAA	329,512

1,000	Massachusetts Industrial Finance Agency, Revenue Bonds, Western New England College, Series 1998, 5.000%, 7/01/28 (Pre-refunded 7/01/08) – AMBAC Insured	7/08 at 102.00	AAA	1,037,130

850	Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue Bonds, Nuclear Project 6, Series 1993A, 5.000%, 7/01/10 – AMBAC Insured (ETM)	4/07 at 100.00	AAA	872,389

1,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002B, 5.500%, 3/01/17 (Pre-refunded 3/01/12) – FSA Insured	3/12 at 100.00	AAA	1,080,890

2,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	AAA	2,187,660

2,575	Tantasqua Regional School District, Massachusetts, General Obligation Bonds, Series 2000, 5.000%, 8/15/19 (Pre-refunded 8/15/10) – FSA Insured	8/10 at 101.00	Aaa	2,712,840

2,000	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/18 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AAA	2,227,320
10,720	Total U.S. Guaranteed			11,497,221
	Utilities – 4.1%

1,500	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A, 5.625%, 1/01/16 – MBIA Insured	1/12 at 101.00	AAA	1,628,970

1,600	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2000HH, 5.250%, 7/01/29 – FSA Insured	7/10 at 101.00	AAA	1,685,152
3,100	Total Utilities			3,314,122
	Water and Sewer – 4.8%

1,000	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2002J, 5.250%, 8/01/19 – FSA Insured	No Opt. Call	AAA	1,134,550

750	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2005A, 5.000%, 8/01/28 – MBIA Insured	8/17 at 100.00	AAA	813,068

875	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2006A, 4.000%, 8/01/46	8/16 at 100.00	AA	802,708

1,000	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Series 2003A, 5.000%, 7/01/23 – MBIA Insured	7/14 at 100.00	AAA	1,068,600
3,625	Total Water and Sewer			3,818,926
$79,530	Total Investments (cost $82,229,652) – 106.2%			85,792,565

	Floating Rate Obligations – (4.8)%			(3,845,000)

	Other Assets Less Liabilities – (1.4)%			(1,153,877)

	Net Assets – 100%			$80,793,688

The Fund primarily invests in bonds that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

(1)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s or Moody’s rating. Ratings below BBB by Standard & Poor’s Group or Baa by Moody’s Investor Service, Inc. are considered to be below investment grade.

(3)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

18

Statement of Assets and Liabilities

February 28, 2007

	Massachusetts	Massachusetts Insured
Assets
Investments, at value (cost $170,176,529 and $82,229,652, respectively)	$177,223,307	$85,792,565
Cash	269,053	293,239
Receivables:
Interest	1,838,791	942,186
Investments sold	2,371,431	—
Shares sold	33,471	15,000
Other assets	256	141
Total assets	181,736,309	87,043,131
Liabilities
Floating rate obligations	—	3,845,000
Payables:
Investments purchased	2,317,783	2,085,048
Shares redeemed	210,026	—
Accrued expenses:
Management fees	72,302	32,919
12b-1 distribution and service fees	25,843	12,205
Other	57,166	26,144
Dividends payable	550,162	248,127
Total liabilities	3,233,282	6,249,443
Net assets	$178,503,027	$80,793,688
Class A Shares
Net assets	$102,045,458	$20,957,959
Shares outstanding	10,090,919	2,021,154
Net asset value per share	$10.11	$10.37
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.55	$10.82
Class B Shares
Net assets	$4,582,471	$5,634,857
Shares outstanding	452,403	542,825
Net asset value and offering price per share	$10.13	$10.38
Class C Shares
Net assets	$11,852,607	$8,700,052
Shares outstanding	1,181,028	839,062
Net asset value and offering price per share	$10.04	$10.37
Class R Shares
Net assets	$60,022,491	$45,500,820
Shares outstanding	5,946,025	4,372,715
Net asset value and offering price per share	$10.09	$10.41

Net Assets Consist of:
Capital paid-in	$171,234,952	$77,011,138
Undistributed (Over-distribution of) net investment income	16,190	80,995
Accumulated net realized gain (loss) from investments	205,107	138,642
Net unrealized appreciation (depreciation) of investments	7,046,778	3,562,913
Net assets	$178,503,027	$80,793,688

See accompanying notes to financial statements.

19

Statement of Operations

Year Ended February 28, 2007

	Massachusetts	Massachusetts Insured
Investment Income	$7,867,379	$4,096,873
Expenses
Management fees	894,629	456,356
12b-1 service fees – Class A	180,587	47,131
12b-1 distribution and service fees – Class B	50,233	56,267
12b-1 distribution and service fees – Class C	90,809	67,001
Shareholders’ servicing agent fees and expenses	101,085	57,111
Floating rate obligations interest expense and fees	—	144,904
Custodian’s fees and expenses	68,041	36,797
Trustees’ fees and expenses	4,315	2,227
Professional fees	14,123	11,048
Shareholders’ reports – printing and mailing expenses	34,514	17,517
Federal and state registration fees	6,969	3,106
Other expenses	6,022	4,768
Total expenses before custodian fee credit	1,451,327	904,233
Custodian fee credit	(34,355)	(10,465)
Net expenses	1,416,972	893,768
Net investment income	6,450,407	3,203,105
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	215,621	138,762
Net change in unrealized appreciation (depreciation) of investments	1,372,320	50,473
Net realized and unrealized gain (loss)	1,587,941	189,235
Net increase (decrease) in net assets from operations	$8,038,348	$3,392,340

See accompanying notes to financial statements.

20

Statement of Changes in Net Assets

	Massachusetts		Massachusetts Insured
	Year Ended 2/28/07	Year Ended 2/28/06	Year Ended 2/28/07	Year Ended 2/28/06
Operations
Net investment income	$6,450,407	$5,344,281	$3,203,105	$3,348,107
Net realized gain (loss) from investments	215,621	287,346	138,762	514,664
Net change in unrealized appreciation (depreciation) of investments	1,372,320	(671,161)	50,473	(902,262)
Net increase (decrease) in net assets from operations	8,038,348	4,960,466	3,392,340	2,960,509
Distributions to Shareholders
From net investment income:
Class A	(3,355,123)	(2,255,981)	(882,629)	(798,886)
Class B	(159,330)	(205,231)	(176,509)	(192,772)
Class C	(390,834)	(387,327)	(282,435)	(346,437)
Class R	(2,354,731)	(2,523,779)	(1,822,106)	(1,937,309)
From accumulated net realized gains:
Class A	—	(185,446)	(74,035)	(74,219)
Class B	—	(18,317)	(18,358)	(22,254)
Class C	—	(35,602)	(26,500)	(36,222)
Class R	—	(179,325)	(144,728)	(170,385)
Decrease in net assets from distributions to shareholders	(6,260,018)	(5,791,008)	(3,427,300)	(3,578,484)
Fund Share Transactions
Proceeds from sale of shares	48,525,877	42,379,084	2,972,935	7,821,591
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,636,778	2,938,734	2,270,324	2,415,020
	51,162,655	45,317,818	5,243,259	10,236,611
Cost of shares redeemed	(26,282,798)	(19,782,789)	(13,269,081)	(11,168,735)
Net increase (decrease) in net assets from Fund share transactions	24,879,857	25,535,029	(8,025,822)	(932,124)
Net increase (decrease) in net assets	26,658,187	24,704,487	(8,060,782)	(1,550,099)
Net assets at the beginning of year	151,844,840	127,140,353	88,854,470	90,404,569
Net assets at the end of year	$178,503,027	$151,844,840	$80,793,688	$88,854,470
Undistributed (Over-distribution of) net investment income at the end of year	$16,190	$(170,028)	$80,995	$41,569

See accompanying notes to financial statements.

21

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Massachusetts Municipal Bond Fund (“Massachusetts”) and Nuveen Massachusetts Insured Municipal Bond Fund (“Massachusetts Insured”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide tax-free income and preservation of capital through investments in diversified portfolios of municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for a municipal bond, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2007, Massachusetts and Massachusetts Insured had outstanding when-issued/delayed delivery purchase commitments of $2,317,783 and $2,085,048, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Massachusetts state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended February 28, 2007, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Insurance

Massachusetts Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary

22

Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such instruments, and may do so in the future, they did not invest in any such instruments during the fiscal year ended February 28, 2007.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Floating rate obligations interest expense and fees” in the Statement of Operations.

During the fiscal year ended February 28, 2007, Massachusetts Insured invested in externally-deposited and/or self-deposited inverse floaters. Massachusetts did not invest in any such instruments during the fiscal year ended February 28, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 28, 2007, were as follows:

Massachusetts Insured
Average floating rate obligations	$3,845,000
Average annual interest rate and fees	3.77%

23

Notes to Financial Statements (continued)

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Massachusetts
	Year Ended 2/28/07		Year Ended 2/28/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,518,079	$44,861,404	3,759,044	$37,733,181
Class A – automatic conversion of Class B shares	54,003	539,806	24,575	247,480
Class B	15,367	152,516	16,969	169,736
Class C	251,755	2,490,719	301,003	2,992,717
Class R	48,477	481,432	123,838	1,235,970
Shares issued to shareholders due to reinvestment of distributions:
Class A	73,593	734,649	71,075	713,174
Class B	7,826	78,207	10,446	105,012
Class C	18,058	178,864	21,482	213,941
Class R	165,096	1,645,058	190,318	1,906,607
	5,152,254	51,162,655	4,518,750	45,317,818
Shares redeemed:
Class A	(1,787,873)	(17,743,859)	(1,113,096)	(11,114,251)
Class B	(113,156)	(1,133,161)	(128,817)	(1,296,962)
Class B – automatic conversion to Class A shares	(53,915)	(539,806)	(24,537)	(247,480)
Class C	(310,529)	(3,073,099)	(214,861)	(2,137,080)
Class R	(381,218)	(3,792,873)	(497,060)	(4,987,016)
	(2,646,691)	(26,282,798)	(1,978,371)	(19,782,789)
Net increase (decrease)	2,505,563	$24,879,857	2,540,379	$25,535,029

24

	Massachusetts Insured
	Year Ended 2/28/07		Year Ended 2/28/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	171,749	$1,764,504	543,865	$5,623,345
Class A – automatic conversion of Class B shares	13,607	140,568	6,094	63,188
Class B	16,540	169,360	42,994	447,058
Class C	59,940	616,247	120,680	1,251,961
Class R	27,463	282,256	41,982	436,039
Shares issued to shareholders due to reinvestment of distributions:
Class A	55,656	573,182	55,641	577,553
Class B	7,628	78,692	7,537	78,212
Class C	17,481	180,007	19,070	197,813
Class R	139,208	1,438,443	149,970	1,561,442
	509,272	5,243,259	987,833	10,236,611
Shares redeemed:
Class A	(549,883)	(5,647,219)	(309,080)	(3,205,325)
Class B	(57,692)	(594,495)	(101,268)	(1,052,706)
Class B – automatic conversion to Class A shares	(13,594)	(140,568)	(6,090)	(63,188)
Class C	(193,337)	(1,978,540)	(332,890)	(3,446,340)
Class R	(476,122)	(4,908,259)	(326,623)	(3,401,176)
	(1,290,628)	(13,269,081)	(1,075,951)	(11,168,735)
Net increase (decrease)	(781,356)	$(8,025,822)	(88,118)	$(932,124)

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended February 28, 2007, were as follows:

	Massachusetts	Massachusetts Insured
Purchases	$32,628,119	$5,019,566
Sales and maturities	6,516,412	7,957,217

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2007, the cost of investments was as follows:

	Massachusetts	Massachusetts Insured
Cost of investments	$170,150,297	$78,326,061

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2007, were as follows:

	Massachusetts	Massachusetts Insured
Gross unrealized:
Appreciation	$7,142,083	$3,630,038
Depreciation	(69,073)	(6,528)
Net unrealized appreciation (depreciation) of investments	$7,073,010	$3,623,510

25

Notes to Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2007, the Fund’s tax year end, were as follows:

	Massachusetts	Massachusetts Insured
Undistributed net tax-exempt income*	$533,966	$268,524
Undistributed net ordinary income**	6,153	—
Undistributed net long-term capital gains	205,121	138,642

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 9, 2007, paid on March 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended February 28, 2007 and February 28, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	Massachusetts	Massachusetts Insured
Distributions from net tax-exempt income	$6,174,799	$3,179,642
Distributions from net ordinary income**	—	2,043
Distributions from net long-term capital gains***	—	263,621

2006	Massachusetts	Massachusetts Insured
Distributions from net tax-exempt income	$5,279,300	$3,240,754
Distributions from net ordinary income**	32,345	88,724
Distributions from net long-term capital gains	418,104	256,840

**   Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended February 28, 2007.

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

26

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of February 28, 2007, the complex-level fee rate was .1837%.

Complex-Level Assets(1)	Complex-Level Fee Rate
For the first $55 billion	.2000%
For the next $1 billion	.1800
For the next $1 billion	.1600
For the next $3 billion	.1425
For the next $3 billion	.1325
For the next $3 billion	.1250
For the next $5 billion	.1200
For the next $5 billion	.1175
For the next $15 billion	.1150
For Managed Assets over $91 billion(2)	.1400

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)	With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding .75% of the average daily net assets of Massachusetts and .975% of the average daily net assets of Massachusetts Insured. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended February 28, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

	Massachusetts	Massachusetts Insured
Sales charges collected (unaudited)	$93,789	$8,438
Paid to authorized dealers (unaudited)	80,462	7,387

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended February 28, 2007, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

	Massachusetts	Massachusetts Insured
Commission advances (unaudited)	$32,108	$12,949

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended February 28, 2007, the Distributor retained such 12b-1 fees as follows:

	Massachusetts	Massachusetts Insured
12b-1 fees retained (unaudited)	$60,287	$51,106

27

Notes to Financial Statements (continued)

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended February 28, 2007, as follows:

	Massachusetts	Massachusetts Insured
CDSC retained (unaudited)	$23,298	$9,241

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by August 31, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 28, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Event

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on April 2, 2007, to shareholders of record on March 9, 2007, as follows:

	Massachusetts	Massachusetts Insured
Dividend per share:
Class A	$.0310	$.0320
Class B	.0250	.0255
Class C	.0265	.0270
Class R	.0325	.0335

28

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MASSACHUSETTS											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Expenses	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2007	$10.03	$.38	$.07	$.45	$(.37)	$—	$(.37)	$10.11	4.62%	$102,045.87%		3.82%	.87%	3.82%	.85%	3.84%	4%
2006	10.09	.39	(.03)	.36	(.39)	(.03)	(.42)	10.03	3.65	72,519.88		3.86	.88	3.86	.86	3.87	9
2005	10.13	.41	(.04)	.37	(.41)	—	(.41)	10.09	3.75	45,302.91		4.06	.91	4.06	.91	4.06	11
2004	9.98	.42	.16	.58	(.43)	—	(.43)	10.13	5.95	28,720.94		4.25	.94	4.25	.93	4.25	22
2003	9.75	.45	.24	.69	(.46)	—	(.46)	9.98	7.27	21,751.95		4.62	.95	4.62	.94	4.63	14
Class B (3/97)
2007	10.04	.31	.08	.39	(.30)	—	(.30)	10.13	3.96	4,582	1.62	3.07	1.62	3.07	1.60	3.09	4
2006	10.11	.31	(.03)	.28	(.32)	(.03)	(.35)	10.04	2.80	5,989	1.64	3.09	1.64	3.09	1.62	3.11	9
2005	10.15	.33	(.04)	.29	(.33)	—	(.33)	10.11	3.00	7,300	1.66	3.30	1.66	3.30	1.65	3.31	11
2004	10.01	.35	.15	.50	(.36)	—	(.36)	10.15	5.07	7,976	1.68	3.49	1.68	3.49	1.68	3.50	22
2003	9.77	.38	.25	.63	(.39)	—	(.39)	10.01	6.58	8,031	1.70	3.87	1.70	3.87	1.69	3.88	14
Class C (10/94)
2007	9.95	.33	.08	.41	(.32)	—	(.32)	10.04	4.19	11,853	1.42	3.27	1.42	3.27	1.40	3.29	4
2006	10.02	.33	(.03)	.30	(.34)	(.03)	(.37)	9.95	3.01	12,160	1.44	3.30	1.44	3.30	1.42	3.32	9
2005	10.06	.35	(.04)	.31	(.35)	—	(.35)	10.02	3.21	11,160	1.46	3.50	1.46	3.50	1.45	3.51	11
2004	9.92	.37	.14	.51	(.37)	—	(.37)	10.06	5.31	11,025	1.48	3.69	1.48	3.69	1.48	3.70	22
2003	9.69	.40	.24	.64	(.41)	—	(.41)	9.92	6.73	9,703	1.50	4.07	1.50	4.07	1.49	4.08	14
Class R (12/86)
2007	10.01	.40	.07	.47	(.39)	—	(.39)	10.09	4.81	60,022.67		4.02	.67	4.02	.65	4.04	4
2006	10.07	.41	(.03)	.38	(.41)	(.03)	(.44)	10.01	3.84	61,177.68		4.05	.68	4.05	.67	4.06	9
2005	10.11	.42	(.04)	.38	(.42)	—	(.42)	10.07	3.95	63,379.71		4.25	.71	4.25	.70	4.26	11
2004	9.96	.44	.16	.60	(.45)	—	(.45)	10.11	6.16	65,483.73		4.45	.73	4.45	.72	4.45	22
2003	9.73	.47	.24	.71	(.48)	—	(.48)	9.96	7.59	66,545.75		4.83	.75	4.83	.74	4.84	14

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

29

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MASSACHUSETTS INSURED											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended February 28/29,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Expenses(e)	Net Invest- ment Income	Portfolio Turnover Rate
Class A (9/94)
2007	$10.37	$.39	$.02	$.41	$(.38)	$(.03)	$(.41)	$10.37	4.12%	$20,958	1.06%	3.75%	1.06%	3.75%	1.05%	3.76%	6%
2006	10.44	.40	(.04)	.36	(.39)	(.04)	(.43)	10.37	3.48	24,153.90		3.79	.90	3.79	.89	3.81	14
2005	10.72	.41	(.21)	.20	(.42)	(.06)	(.48)	10.44	1.95	21,233.91		3.95	.91	3.95	.90	3.95	26
2004	10.54	.43	.19	.62	(.44)	—	(.44)	10.72	6.03	21,179.93		4.11	.93	4.11	.92	4.12	36
2003	10.36	.45	.23	.68	(.47)	(.03)	(.50)	10.54	6.74	23,212.93		4.36	.93	4.36	.92	4.38	18
Class B (3/97)
2007	10.38	.31	.03	.34	(.31)	(.03)	(.34)	10.38	3.33	5,635	1.81	3.00	1.81	3.00	1.80	3.02	6
2006	10.45	.32	(.04)	.28	(.31)	(.04)	(.35)	10.38	2.70	6,121	1.65	3.04	1.65	3.04	1.64	3.05	14
2005	10.73	.33	(.21)	.12	(.34)	(.06)	(.40)	10.45	1.19	6,759	1.66	3.20	1.66	3.20	1.65	3.20	26
2004	10.55	.35	.19	.54	(.36)	—	(.36)	10.73	5.24	7,183	1.68	3.37	1.68	3.37	1.67	3.37	36
2003	10.37	.38	.23	.61	(.40)	(.03)	(.43)	10.55	5.94	6,361	1.68	3.59	1.68	3.59	1.67	3.61	18
Class C (9/94)
2007	10.36	.33	.03	.36	(.32)	(.03)	(.35)	10.37	3.62	8,700	1.61	3.21	1.61	3.21	1.60	3.22	6
2006	10.44	.34	(.05)	.29	(.33)	(.04)	(.37)	10.36	2.78	9,895	1.45	3.24	1.45	3.24	1.44	3.25	14
2005	10.71	.35	(.20)	.15	(.36)	(.06)	(.42)	10.44	1.46	11,981	1.46	3.40	1.46	3.40	1.45	3.40	26
2004	10.53	.37	.19	.56	(.38)	—	(.38)	10.71	5.43	12,879	1.48	3.56	1.48	3.56	1.47	3.57	36
2003	10.35	.40	.22	.62	(.41)	(.03)	(.44)	10.53	6.14	12,935	1.48	3.79	1.48	3.79	1.47	3.81	18
Class R (12/86)
2007	10.40	.41	.03	.44	(.40)	(.03)	(.43)	10.41	4.39	45,501.86		3.96	.86	3.96	.85	3.97	6
2006	10.47	.42	(.04)	.38	(.41)	(.04)	(.45)	10.40	3.64	48,685.70		3.99	.70	3.99	.69	4.00	14
2005	10.75	.43	(.21)	.22	(.44)	(.06)	(.50)	10.47	2.12	50,432.71		4.15	.71	4.15	.70	4.15	26
2004	10.56	.45	.20	.65	(.46)	—	(.46)	10.75	6.30	54,344.73		4.31	.73	4.31	.72	4.32	36
2003	10.38	.48	.22	.70	(.49)	(.03)	(.52)	10.56	6.91	56,496.73		4.58	.73	4.58	.72	4.59	18

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the fiscal year ended February 28, 2007 in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such period expressed as a percentage of average net assets was 0.17% for each share class.

See accompanying notes to financial statements.

30

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund (each a series of the Nuveen Multistate Trust II, hereafter referred to as the “Funds”) at February 28, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

April 20, 2007

31

Notes

32

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Chairman (since 1996) and Director of Nuveen Investments, Inc., Nuveen Investments, LLC; Chairman and Director (since 1997) of Nuveen Asset Management; Chairman and Director of Rittenhouse Asset Management, Inc. (since 1999); Chairman of Nuveen Investments Advisers Inc. (since 2002); formerly, Chairman and Director (1996-2004) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); formerly, Director (1996-2006) of Institutional Capital Corporation.	173

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	173

Lawrence H. Brown 7/29/34 333 W. Wacker Drive Chicago, IL 60606	Trustee	1993	Retired (since 1989) as Senior Vice President of The Northern Trust Company; Director (since 2002) Community Advisory Board for Highland Park and Highwood, United Way of the North Shore; Director (since 2006) of the Michael Rolfe Pancreatic Cancer Foundation.	173

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Adjunct Faculty Member, University of Iowa; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	173

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	173

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	171

33

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	173

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	173

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	173

Eugene S. Sunshine 1/22/50 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Senior Vice President for Business and Finance, Northwestern University (since 1997); Director (since 2003), Chicago Board Options Exchange; Chairman (since 1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since 1997), Evanston Chamber of Commerce and Evanston Inventure, a business development organization; Director (since 2006), Pathways, a provider of therapy and related information for physically disabled infants and young children; formerly, Director (2003-2006), National Mentor Holdings, a privately-held, national provider of home and community-based services.	173
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); Chartered Financial Analyst.	173

34

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	173

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	173

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	173

John N. Desmond 8/24/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2005	Vice President, Director of Investment Operations, Nuveen Investments, LLC (since 2005); formerly, Director, Business Manager, Deutsche Asset Management (2003-2004), Director, Business Development and Transformation, Deutsche Trust Bank Japan (2002-2003); previously, Senior Vice President, Head of Investment Operations and Systems, Scudder Investments Japan, (2000-2002), Senior Vice President, Head of Plan Administration and Participant Services, Scudder Investments (1995-2002).	173

Jessica R. Droeger 9/24/64 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1998	Vice President (since 2002), Assistant Secretary and Assistant General Counsel (since 1998) formerly, Assistant Vice President (since 1998) of Nuveen Investments, LLC; Vice President (2002-2004) and Assistant Secretary (1998-2004) formerly, Assistant Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President and Assistant Secretary (since 2005) of Nuveen Asset Management.	173

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	173

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	173

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	173

35

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	173

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	173

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	173

Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	173

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President and Assistant General Counsel, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	173

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	173

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

36

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

37

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $162 billion in assets as of December 31, 2006, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MAN-MA-0207D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended February 28, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
California Municipal Bond Fund	12,425	0	1,288	0
California Insured Municipal Bond Fund	12,073	0	1,106	0
New York Municipal Municipal Bond Fund	14,644	0	1,720	0
New York Insured Municipal Municipal Bond Fund	14,037	0	1,484	0
Massachusetts Municipal Bond Fund	9,824	0	782	0
Massachusetts Insured Municipal Bond Fund	8,436	0	378	0
Connecticut Municipal Bond Fund	12,912	0	1,322	0
New Jersey Municipal Bond Fund	10,279	0	852	0
California High Yield Bond Fund	8,692	0	47	0

Total	$103,322	$0	$8,979	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
California Municipal Bond Fund	0	0	0	0
California Insured Municipal Bond Fund	0	0	0	0
New York Municipal Municipal Bond Fund	0	0	0	0
New York Insured Municipal Municipal Bond Fund	0	0	0	0
Massachusetts Municipal Bond Fund	0	0	0	0
Massachusetts Insured Municipal Bond Fund	0	0	0	0
Connecticut Municipal Bond Fund	0	0	0	0
New Jersey Municipal Bond Fund	0	0	0	0
California High Yield Bond Fund	0	0	0	0

Fiscal Year Ended February 28, 2006	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
California Municipal Bond Fund	12,368	0	1,315	0
California Insured Municipal Bond Fund	12,174	0	1,304	0
New York Municipal Municipal Bond Fund	14,066	0	1,427	0
New York Insured Municipal Municipal Bond Fund	14,571	0	1,453	0
Massachusetts Municipal Bond Fund	9,150	0	1,101	0
Massachusetts Insured Municipal Bond Fund	8,288	0	1,060	0
Connecticut Municipal Bond Fund	12,874	0	1,346	0
New Jersey Municipal Bond Fund	10,126	0	1,176	0
California High Yield Bond Fund	N/A	N/A	N/A	N/A

Total	$93,617	$0	$10,182	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
California Municipal Bond Fund	0	0	0	0
California Insured Municipal Bond Fund	0	0	0	0
New York Municipal Municipal Bond Fund	0	0	0	0
New York Insured Municipal Municipal Bond Fund	0	0	0	0
Massachusetts Municipal Bond Fund	0	0	0	0
Massachusetts Insured Municipal Bond Fund	0	0	0	0
Connecticut Municipal Bond Fund	0	0	0	0
New Jersey Municipal Bond Fund	0	0	0	0
California High Yield Bond Fund	N/A	N/A	N/A	N/A

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended February 28, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers [1]	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

[1]	Audit-Related Fees billed to the Adviser are the aggregate fees billed to the Trust for services provided in connection with statutory and regulatory filings.

Fiscal Year Ended February 28, 2006	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers [2]	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Multistate Trust II	$0	$19,600	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

[2]

The amounts reported for the Trust under the column heading “Tax Fees” represents amounts billed to the Adviser exclusively for the preparation for the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Pricewaterhouse Coopers LLP serves as independent registered public accounting firm, these fees amounted to $127,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Pricewaterhouse Coopers, LLC will no longer prepare the fund tax returns.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended February 28, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
California Municipal Bond Fund	1,288	0	0	1,288
California Insured Municipal Bond Fund	1,106	0	0	1,106
New York Municipal Municipal Bond Fund	1,720	0	0	1,720
New York Insured Municipal Municipal Bond Fund	1,484	0	0	1,484
Massachusetts Municipal Bond Fund	782	0	0	782
Massachusetts Insured Municipal Bond Fund	378	0	0	378
Connecticut Municipal Bond Fund	1,322	0	0	1,322
New Jersey Municipal Bond Fund	852	0	0	852
California High Yield Bond Fund	47	0	0	47

Total	$8,979	0	0	8,979

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended February 28, 2006	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
California Municipal Bond Fund	1,315	2,450	0	3,765
California Insured Municipal Bond Fund	1,304	2,450	0	3,754
New York Municipal Municipal Bond Fund	1,427	2,450	0	3,877
New York Insured Municipal Municipal Bond Fund	1,453	2,450	0	3,903
Massachusetts Municipal Bond Fund	1,101	2,450	0	3,551
Massachusetts Insured Municipal Bond Fund	1,060	2,450	0	3,510
Connecticut Municipal Bond Fund	1,346	2,450	0	3,796
New Jersey Municipal Bond Fund	1,176	2,450	0	3,626
California High Yield Bond Fund	N/A	N/A	N/A	N/A

Total	$10,182	19,600	0	29,782

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust II

By (Signature and Title)*	/s/ Jessica R. Droeger
Jessica R. Droeger
Vice President and Secretary

Date May 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date May 4, 2007

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date May 4, 2007

*	Print the name and title of each signing officer under his or her signature.